Index Advantage Income, 485BPOS
Filed on April 21, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-4

File Nos. 333-222815; 811-05618
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 10	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 676	[X]
(Check appropriate box or boxes.)
ALLIANZ LIFE VARIABLE ACCOUNT B
(Exact Name of Registered Separate Account)
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Insurance Company)

File No. 333-264345
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 5	[X]
(Check appropriate box or boxes.)
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
(Name of Insurance Company)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)
(763) 765-7494
(Insurance Company’s Telephone Number, including Area Code)
John P. Hite, Senior Counsel, Associate General Counsel
Allianz Life Insurance Company of North America
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of each Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):
immediately upon filing pursuant to paragraph (b)
X	on May 1, 2026 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 7(a)(2)(B) of the Securities Act

X	Insurance Company relying on Rule 12h-7 under the Exchange Act
Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A PROSPECTUS
Index Advantage Income® Variable ANNUITY CONTRACT
Issued by Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
THE CONTRACT IS NO LONGER OFFERED FOR SALE TO NEW INVESTORS. We continue to administer the in force Contracts.
The annuity described in this prospectus is an individual flexible purchase payment index-linked and variable deferred annuity contract (Contract). This prospectus describes the Contract between you, the Owner, and Allianz Life.
The Contract allows you to allocate your Purchase Payments and any earnings among the Contract’s available index-linked investment options (Index Options). Please note, we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. The Contract also includes the Variable Option, a subaccount of our Allianz Life Variable Account B that invests exclusively in shares of the AZL Government Money Market Fund. Allianz Life Variable Account B is our registered separate account, and it is referred to in this prospectus as the “Separate Account”. However, you cannot instruct us to allocate Purchase Payments or earnings to the Variable Option. For additional information about each of the Contract’s Investment Options, see Appendix A – Investment Options Available Under the Contract.
The Contract is a complex investment and involves risks. You may lose money, including your principal investment and previously credited earnings.
Index Options. Each Index Option is tied (or linked) to the performance of a specific market index or exchange-traded fund (Index) for a defined time period (Term). At the end of a Term, we will apply positive, negative, or zero interest (Credits) to your investment in an Index Option based, in part, on the performance of the Index.
Each available Index Option offers a certain level of protection against Index losses used in the calculation of Credits. Certain Index Options offer complete protection from Index losses. Other Index Options have a Buffer or Floor feature that provides limited protection from Index losses.
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We currently offer Index Options with Buffers of 10% or 20% or with a Floor of -10%. If there is poor Index performance, you could lose up to 80% to 90% of your investment in an Index Option with a Buffer after taking into account the Buffer protection and up to 10% of your investment in an Index Option with a Floor after taking into account the Floor protection. Cumulative losses over the life of the Contract could be greater.
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The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options, as well as close Index Options to new Purchase Payments and transfers. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option or discontinue accepting new allocations into an Index Option.
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If we offer a new Index Option with a Buffer or Floor in the future, the Buffer or Floor will be no lower than 5% or -25%, respectively.
Each available Index Option also has an upside feature, either a DPSC, Precision Rate, Cap, and/or Participation Rate, used in the calculation of Credits.
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We may limit the amount you can earn on an Index Option based on the DPSC, Precision Rate, Cap, or Participation Rate, as applicable.
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The lowest DPSC, Precision Rate, Cap, and Participation Rate that we may establish if we add a new Index Option to the Contract are 0.05%, 0.10%, 0.10%, and 5.00%, respectively.
Variable Option. The sole purpose of the Variable Option is to hold Purchase Payments until they are transferred to the Index Options. The Variable Option’s performance is based on the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
This Contract is not a short-term investment and is not appropriate if you need ready access to cash. Withdrawals could result in withdrawal charges, negative Daily Adjustments, taxes, and tax penalties. The maximum potential loss from a negative Daily Adjustment is either -99% or -35% depending on the Index Option.
The Contract includes the Income Benefit which provides lifetime Income Payments for an additional charge. You can remove the Income Benefit from your Contract on or after the third Index Anniversary and before Income Payments begin if your Contract Value is positive. If you remove the Income Benefit you will have paid for the benefit without receiving any of its advantages. Income Payments are subject to a waiting period and are based on Contract Value, not a guaranteed value. Income Payments may be unavailable or end prematurely if you change ownership or Beneficiary(ies). Negative earnings (including negative Performance Credits), withdrawals, and deductions of Contract fees and

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

expenses (including any withdrawal charge) may cause Income Payments to be unavailable or end prematurely. You may pay for the Income Benefit without receiving any of its advantages.
If you choose to pay financial adviser fees from this Contract, the deduction of this financial adviser fee is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, and, if withdrawn from an Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option on a day other than a Term End Date, we apply the Daily Adjustment (which can be negative) to the Contract Value before deducting the withdrawal. The Contract may not be appropriate if you intend to pay financial adviser fees from an Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option before the end of its Term. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
All obligations and guarantees under the Contract, including Credits, are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
Please read this prospectus before investing and keep it for future reference. The prospectus describes all material rights and obligations of purchasers under the Contract. It contains important information about the Contract and Allianz Life that you ought to know before investing including material state variations. The availability of Investment Options, Contract benefits, or other Contract features described in this prospectus may vary depending on the broker-dealer through which the Contract was sold. See Appendix H – Financial Intermediary Variations for additional information. This prospectus is not offered in any state, country, or jurisdiction in which we are not authorized to sell the Contracts. You should rely only on the information contained in this prospectus. We have not authorized anyone to give you different information.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. An investment in this Contract is not a deposit of a bank or financial institution and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency. An investment in this Contract involves investment risk including the possible loss of principal.
This prospectus is not intended to constitute a suitability recommendation or fiduciary advice.
Additional information about certain investment products, including index-linked and variable annuities, has been prepared by the SEC’s staff and is available at https://www.investor.gov.
Dated: May 1, 2026

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Appendix H – Financial Intermediary Variations	133
For Service or More Information	134
Our Service Center	134

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Glossary
This prospectus is written in plain English. However, there are some technical words or terms that are capitalized and are used as defined terms throughout the prospectus. For your convenience, we included this glossary to define these terms.
Accumulated Alternate Interest – the sum of alternate interest earned for the entire time you own your Contract. We use the Accumulated Alternate Interest to calculate the Alternate Minimum Value for certain Contracts as stated in Appendix F. The alternate interest for each Index Year is equal to either 70% or 87.5% of the Index Option Base multiplied by the alternate interest rate. The alternate interest rate is stated in your Contract and does not change for the entire time you own your Contract.
Accumulation Phase – the first phase of your Contract before you request Annuity Payments. The Accumulation Phase begins on the Issue Date.
Alternate Minimum Value – for certain Contracts as stated in Appendix F, the guaranteed minimum Index Option Value we provide for each Crediting Method if you take a withdrawal (including Income Payments), annuitize the Contract, or if we pay a death benefit.
Annuitant – the individual upon whose life we base the Annuity Payments. Subject to our approval, the Owner designates the Annuitant, and can add a joint Annuitant for the Annuity Phase. There are restrictions on who can become an Annuitant.
Annuity Date – the date we begin making Annuity Payments to the Payee from the Contract. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the second Index Anniversary, and the maximum Annuity Date is age 100.
Annuity Options – the annuity income options available to you under the Contract.
Annuity Payments – payments made by us to the Payee pursuant to the chosen Annuity Option.
Annuity Phase – the phase the Contract is in once Annuity Payments begin.
Beneficiary – the person(s) or entity the Owner designates to receive any death benefit, unless otherwise required by the Contract or applicable law.
Buffer – for each Index Option with the Index Precision Strategy and Index Performance Strategy, this is the negative Index Return that we absorb over the duration of a Term (which can be either one, three, or six years) before applying a negative Performance Credit. We do not apply the Buffer annually on a 3-year or 6-year Term Index Option. The Index Precision Strategy Buffers are 10%, and Index Performance Strategy Buffers are either 10% or 20%. Buffers do not change. Restrictions on the availability of the Buffers are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix G – Material Contract Variations by State and Issue Date.
Business Day – each day on which the New York Stock Exchange is open for trading. Allianz Life is open for business on each day that the New York Stock Exchange is open. Our Business Day ends when regular trading on the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern Time.
Cap – for any Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, or Index Guard Strategy, this is the upper limit on positive Index performance after application of any Participation Rate over the duration of a Term (which can be either one, three, or six years) and the maximum potential Credit for an Index Option. We do not apply the Cap annually on a 3-year or 6-year Term Index Option. On each Term Start Date, we set a Cap for each Index Option with the Index Protection Strategy with Cap, Index Performance Strategy, and Index Guard Strategy. The Caps applicable to your Contract are shown on the Index Options Statement.
Charge Base – the Contract Value on the preceding Quarterly Contract Anniversary (or the initial Purchase Payment received on the Issue Date if this is before the first Quarterly Contract Anniversary), increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take or financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge) and deductions we make for Contract fees and expenses. All withdrawals you take reduce the Charge Base, even Penalty-Free Withdrawals. We use the Charge Base to determine the next product and rider fees we deduct.
Contract – the individual flexible purchase payment index-linked and variable deferred annuity contract described by this prospectus. The Contract may also be referred to as a registered index-linked annuity, or “RILA”.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Contract Anniversary – a twelve-month anniversary of the Issue Date or any subsequent Contract Anniversary.
Contract Value – the current value of the Purchase Payments you invest. On any Business Day, your Contract Value is the sum of your Index Option Value(s) and Variable Account Value. Variable Account Value fluctuates each Business Day that money is held in the Variable Option. Index Option Value is increased or decreased on each Term End Date to reflect Credits, which can be negative with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A negative Credit means that you can lose principal and previous earnings. The Index Option Values  for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy also reflect the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. All withdrawals you take reduce Contract Value dollar for dollar, even Penalty-Free Withdrawals, and financial adviser fees that you choose to have us pay from this Contract. Contract Value is also reduced dollar for dollar for deductions we make for Contract fees and expenses. However, Contract Value does not reflect future fees and expenses we would apply on surrender. The cash surrender value reflects all Contract fees and expenses we would apply on surrender (including any withdrawal charge), as well as any applicable Daily Adjustment.
Contract Year – any period of twelve months beginning on the Issue Date or a subsequent Contract Anniversary.
Covered Person(s) – the person(s) upon whose age and lifetime(s) we base Income Payments as discussed in section 2. Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date.
Credit – the return you receive on the Term End Date from the Index Options. Credits may be positive, zero, or, in some instances, negative if you select the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. A negative Credit means that you can lose principal and previous earnings.
Crediting Method – a method we use to calculate Credits for the Index Options.
Daily Adjustment – how we calculate Index Option Values on days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy as discussed in section 7, Expenses and Adjustments – Daily Adjustment for the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy; and Appendix C. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date.
Declared Protection Strategy Credit (DPSC) – the positive Credit you receive on a Term End Date for any Index Option with the Index Protection Strategy with DPSC if Index performance is zero or positive. You receive a Credit equal to the DPSC on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. You will not receive a negative Credit if the Index Value decreases from the Term Start Date to the Term End Date. We set the DPSCs on each Term Start Date. This method of calculation is also referred to as “step-up”. The DPSCs applicable to your Contract are shown on the Index Options Statement. On our website and in other materials you may receive, “Trigger Rate” may be used to describe the DPSC that can change on each Term Start Date, and “Performance Credit” may be used to describe the DPSC you receive on a Term End Date.
Determining Life (Lives) – the person(s) designated at Contract issue and named in the Contract on whose life we base the guaranteed Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Eligible Person(s) – the person(s) whose age determines each Income Percentage and Income Percentage Increase that we use to calculate the Lifetime Income Percentages and Income Payments, and on whose lifetime we base Income Payments. There are restrictions on who can become an Eligible Person as stated in section 2.
Excess Withdrawal – while you are taking Income Payments, this is the amount of any withdrawal you take during an Income Benefit Year (including any financial adviser fees that you choose to have us pay from this Contract) that causes the total amount withdrawn in that year to exceed the annual maximum Income Payment. However, we do not consider payments made under our minimum distribution program to be Excess Withdrawals. We treat any portion of a withdrawal you take during the Income Benefit Year that is not an Excess Withdrawal as an Income Payment. Excess Withdrawals reduce your Contract Value, future Income Payments, Guaranteed Death Benefit Value, and may end your Contract. The Income Benefit is discussed in section 11.
Financial Professional – the person who advises you regarding the Contract.
Floor – for any Index Option with the Index Guard Strategy, this is the maximum amount of negative Index Return you absorb as a negative Performance Credit. The Floors are -10% and do not change.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Fund – the AZL Government Money Market Fund, the underlying fund in which the Variable Option invests.
Good Order – a request is in “Good Order” if it contains all of the information we require to process the request. If we require information to be provided in writing, “Good Order” also includes providing information on the correct form, with any required certifications, guarantees and/or signatures, and received at our Service Center after delivery to the correct mailing, email, or website address, which are all listed at the back of this prospectus. If you have questions about the information we require, or whether you can submit certain information by fax, email or over the web, please contact our Service Center. If you send information by email or upload it to our website, we send you a confirmation number that includes the date and time we received your information.
Guaranteed Death Benefit Value – the guaranteed value that is available to your Beneficiary(ies) on the first death of any Determining Life during the Accumulation Phase. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. All withdrawals you take reduce the Guaranteed Death Benefit Value, even Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees and expenses. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Income Benefit – a benefit that was automatically included in your Contract at issue which is described in section 11. The Income Benefit has an additional rider fee and is intended to provide a payment stream for life in the form of partial withdrawals.
Income Benefit Anniversary – a twelve-month anniversary of the Income Benefit Date or any subsequent Income Benefit Anniversary. It is the date we determine Income Payment increases. Income Benefit Anniversaries always occur on Index Anniversaries.
Income Benefit Date – the date you choose to begin receiving Income Payments under the Income Benefit and the Income Period begins. The Income Benefit Date must be on an Index Anniversary.
Income Benefit Supplement – the supplement that accompanied this prospectus which contained the terms used to determine Income Payments for your Contract. The Income Benefit Supplement included the Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases. We cannot change these terms for your Contract. You can find historical Income Benefit Supplement values in Appendix E.
Income Benefit Year – a twelve-month period beginning on the Income Benefit Date or a subsequent Income Benefit Anniversary.
Income Payments – the guaranteed payments we make to you under the Income Benefit for the lifetime(s) of the Covered Person(s) that are generally based on the Contract Value and Lifetime Income Percentage for the payment type you select. Payment types include single or joint payments under either the Level Income or Increasing Income payment options. However, if you choose the Level Income payment option and meet certain age requirements, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge). All withdrawals you take reduce your total Purchase Payments, even Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees and expenses. Income Payments are discussed in section 11.
Income Percentages – amounts we use to determine the Lifetime Income Percentages. We establish Income Percentages for each payment type. Income Percentages are generally higher for single payments compared to joint, and for the Level Income payment option compared to Increasing Income. Please see Appendix E for historical information on the Income Percentages for the Income Benefit.
Income Percentage Increases – the amount that each Lifetime Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date. We establish Income Percentage Increases for each Eligible Person based on their current age on the Index Effective Date. Income Percentage Increases are not available until the Eligible Person(s) reaches age 45. Please see Appendix E for historical information on the Income Percentage Increases for the Income Benefit.
Income Period – the period your Contract is in if you take Income Payments. The Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Increasing Income – a payment option available under the Income Benefit. It provides Income Payment increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a positive Credit. These increases can continue even if your Contract Value reduces to zero or if your Income Payments are converted to Annuity Payments.
Index (Indexes) – one (or more) of the nationally recognized third-party broad based equity securities price return Indexes or exchange-traded fund available to you under your Contract as described in Appendix B.
Index Anniversary – a twelve-month anniversary of the Index Effective Date or any subsequent Index Anniversary. It is the date we apply Income Percentage Increases.
Index Effective Date – the first day we allocate assets to an Index Option and we establish Income Percentage Increases for each Eligible Person. The Index Effective Date is stated on the Index Options Statement and starts the first Index Year. You selected the Index Effective Date when you purchased the Contract.
Index Guard Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. The Index Guard Strategy calculates Performance Credits based on Index Returns subject to a Cap and -10% Floor. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.
Index Option(s) – the index-linked investments available to you under the Contract. Each Index Option is the combination of an Index, a Crediting Method, a Term length, and any applicable Buffer or Floor amount.
Index Option Base – an amount we use to calculate Credits and the Daily Adjustment. The Index Option Base is initially equal to the amounts you allocate to an Index Option. We reduce the Index Option Base proportionately for withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and deductions we make for Contract fees and expenses. We increase/decrease it by the dollar amount of additional Purchase Payments allocated to the Index Option, transfers into or out of the Index Option, and any Credits.
Index Option Value – on any Business Day, it is equal to the portion of your Contract Value in a particular Index Option. We establish an Index Option Value for each Index Option you select. Each Index Option Value includes any Credits from previous Term End Dates and reflects proportional reductions for previous partial withdrawals you take and any financial adviser fees that you choose to have us pay from this Contract (including any withdrawal charge), and previous deductions we made for Contract fees and expenses. On each Business Day, other than the Term Start Date or Term End Date, the Index Option Values for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy also include an increase/decrease from the Daily Adjustment.
Index Options Statement – the account statement we mail to you on the Index Effective Date and each Index Anniversary thereafter. On the Index Effective Date, the statement showed the initial Index Values, DPSCs, Precision Rates, Caps, and Participation Rates for the Index Options you selected. On each Index Anniversary, the statement shows the new Index Values, Credits received, and renewal DPSCs, Precision Rates, Caps, and Participation Rates that are effective for the next Term for the Index Options you selected. The Index Options Statement also shows any applicable Buffer or Floor for your selected Index Option(s). For any Index Option you selected that has not reached its Term End Date, the statement shows the current Index Anniversary’s Index Option Value, which includes the Daily Adjustment. During the Accumulation Phase and before the Income Period, the statement will also show the current Lifetime Income Percentages for each payment type available under the Income Benefit. During the Income Period it will show the maximum Income Payment available for the next year.
Index Performance Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. This Crediting Method offers 1-year, 3-year, and 6-year Terms. The Index Performance Strategy calculates Performance Credits based on Index Returns subject to any applicable Participation Rate, Cap, and a 10% or 20% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings. Restrictions on the availability of the Index Performance Strategy Index Options are discussed in Appendix A – Investment Options Available Under the Contract and in Appendix G – Material Contract Variations by State and Issue Date.
Index Precision Strategy – one of the Crediting Methods available before the Income Period described in section 4, Index Options. The Index Precision Strategy calculates Performance Credits based on Index Values and Index Returns subject to the Precision Rate and 10% Buffer. You can receive negative Performance Credits under this Crediting Method, which means you can lose principal and previous earnings.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Index Protection Strategy with Cap – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in section 4, Index Options. The Index Protection Strategy with Cap provides a Protection Credit based on Index Returns subject to a Cap, but does not allow negative Protection Credits.
Index Protection Strategy with DPSC – one of the Crediting Methods available during the entire Accumulation Phase, including the Income Period, described in section 4, Index Options. The Index Protection Strategy with DPSC provides Credits equal to the DPSC on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. The Index Protection Strategy with DPSC does not allow negative Credits. On our website and in other materials you may receive, "Index Protection Strategy with Trigger" may be used to describe the Index Protection Strategy with DPSC.
Index Return – the percentage change in Index Value from the Term Start Date to the Term End Date, which we use to determine the Credits. The Index Return is the Index Value on the Term End Date, minus the Index Value on the Term Start Date, divided by the Index Value on the Term Start Date. This method of calculation is also referred to as “point-to-point”.
Index Value – an Index’s closing market price at the end of the Business Day on the Term Start Date and Term End Date as provided by Bloomberg or another market source if Bloomberg is not available.
Index Year – a twelve-month period beginning on the Index Effective Date or a subsequent Index Anniversary.
Investment Options – the Index Options and Variable Option available under the Contract.
Issue Date – the date we issued the Contract. The Issue Date is stated in your Contract and starts your first Contract Year. Contract Anniversaries and Contract Years are measured from the Issue Date.
Joint Owners – the two persons designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract. Joint Owners must be spouses within the meaning of federal tax law.
Level Income – an Income Benefit payment option that provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next during the Income Period.
Level Income Guarantee Payment Percentage – the minimum percentage of total Purchase Payments reduced proportionately for withdrawals you took (including any withdrawal charge) that you can receive as an Income Payment if you choose the Level Income payment option and meet certain age requirements as stated in section 11, Calculating Your Income Payments.
Lifetime Income Percentage – the maximum percentage of Contract Value you can receive as an Income Payment on the Income Benefit Date. The Lifetime Income Percentages available to you before the Income Period are stated on the Index Options Statement.
Lock Date – for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy this is the Business Day we execute a Performance Lock and capture an Index Option Value (which includes the Daily Adjustment) before a Term End Date.
Maximum Anniversary Value – the highest Contract Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take (including any withdrawal charge), used to determine the Maximum Anniversary Value Death Benefit as discussed in section 12. All withdrawals you take reduce your Maximum Anniversary Value, even Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. Deductions we make for Contract fees and expenses other than the withdrawal charge do not reduce the Maximum Anniversary Value. These deductions will, however, reduce the Contract Value we use to calculate the Maximum Anniversary Value.
Maximum Anniversary Value Death Benefit – an optional benefit described in section 12 that has an additional rider fee and is intended to potentially provide a death benefit greater than the Traditional Death Benefit.
Non-Qualified Contract – a Contract that is not a Qualified Contract.
Owner – “you,” “your” and “yours.” The person(s) or entity designated at Contract issue and named in the Contract who may exercise all rights granted by the Contract.
Participation Rate – a percentage that is multiplied by any positive Index Return over the course of a Term in calculating the Performance Credit on the Term End Date. Participation Rates are used with the Index Performance Strategy and there is one Participation Rate per Index Option. The Participation Rate is only available on the Index Performance Strategy

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

3-year and 6-year Terms to Contracts issued since April 30, 2021. The Participation Rate is not available on Index Performance Strategy 1-year Terms, or on 3-year Terms that were available to Contracts issued before April 30, 2021. Index Options with a Participation Rate may allow you to receive more than the Index Return if the Index Return is positive, but the Participation Rate cannot boost Index Returns beyond any declared Cap. We do not apply the Participation Rate if the Index Return is zero or negative. We do not apply the Participation Rate annually. This method of calculation is also referred to as “enhanced upside”. We set Participation Rates on each Term Start Date. The Participation Rates applicable to your Contract are shown on the Index Options Statement.
Payee – the person or entity who receives Annuity Payments during the Annuity Phase.
Penalty-Free Withdrawals – withdrawals you take that are not subject to a withdrawal charge. Penalty-Free Withdrawals include Income Payments, withdrawals you take under the free withdrawal privilege or waiver of withdrawal charge benefit, and required minimum distribution payments (RMD payments) you take under our minimum distribution program.
Performance Credit – the Credit you receive on a Term End Date from the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy Index Options. We base Performance Credits on Index Values and Index Returns after application of any Participation Rate up to the Cap, any Precision Rate, or any Buffer or Floor. Performance Credits can be negative. If Performance Credits are negative, you can lose principal and previous earnings.
Performance Lock – a feature that allows you to capture the current Index Option Value during the Term for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. After the Lock Date, Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date.
Precision Rate – the positive Performance Credit you receive for any Index Option with the Index Precision Strategy if Index performance is zero or positive. You receive a Performance Credit equal to the Precision Rate on the Term End Date if the current Index Value is equal to or greater than the Index Value on the Term Start Date. We set a Precision Rate for each Index Precision Strategy Index Option on each Term Start Date. This method of calculation is also referred to as “step-up”. The Precision Rates applicable to your Contract are shown on the Index Options Statement. On our website and in other materials you may receive, "Trigger Rate" may be used to describe the Precision Rate.
Protection Credit – the Credit you receive on the Term End Date for any Index Option with the Index Protection Strategy with Cap. We base Protection Credits on positive Index Returns limited by the Cap. Protection Credits cannot be negative. On our website and in other materials you may receive, "Performance Credit" may be used to describe the Protection Credit.
Proxy Investment – provides a current estimate of what the Performance Credit will be on the Term End Date taking into account any applicable Buffer, Floor, Precision Rate, Cap, and/or Participation Rate. We use the Proxy Investment to calculate the Daily Adjustment on Business Days other than the Term Start Date or Term End Date. For more information, see Appendix C.
Proxy Value – the hypothetical value of the Proxy Investment used to calculate the Daily Adjustment as discussed in Appendix C.
Purchase Payment – the money you put into the Contract.
Qualified Contract – a Contract that qualifies for special tax treatment under sections of the Internal Revenue Code (Code).
Quarterly Contract Anniversary – the day that occurs three calendar months after the Issue Date or any subsequent Quarterly Contract Anniversary.
Separate Account – Allianz Life Variable Account B is a separate investment account of Allianz Life. The variable investment portion of the Contract was issued through the Separate Account. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The only subaccount currently available under this Contract is the Variable Option, which invests exclusively in shares of the AZL Government Money Market Fund. The Separate Account is registered with the SEC as a unit investment trust, and may be referred to as the Registered Separate Account.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Service Center – the area of our company that provides Contract maintenance and routine customer service. Our Service Center address and telephone number are listed at the back of this prospectus. The address for mailing checks for Purchase Payments may be different and is also listed at the back of this prospectus.
Term – the period of time, from the Term Start Date to the Term End Date, in which we measure Index Return to determine Credits.
Term End Date – the day on which a Term ends and we apply Credits. A Term End Date may only occur on an Index Anniversary. If a Term End Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Term Start Date – the day on which a Term begins, and we set the DPSCs, Precision Rates, Caps, and Participation Rates for an Index Option. A Term Start Date may only occur on the Index Effective Date or an Index Anniversary. If a Term Start Date does not occur on a Business Day, we consider it to occur on the next Business Day.
Traditional Death Benefit – the guaranteed death benefit automatically provided by the Contract for no additional fee described in section 12.
Valid Claim – the documents we require to be received in Good Order at our Service Center before we pay any death claim. This includes the death benefit payment option, due proof of death, and any required governmental forms. Due proof of death includes a certified copy of the death certificate, a decree of court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
Variable Account Value – on any Business Day it is equal to the value of the units in the Variable Option attributable to your Contract.
Variable Option – a subaccount of the Separate Account, and the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund. You cannot allocate Purchase Payments or other amounts in your Contract (e.g., earnings) to the Variable Option.
Withdrawal Charge Basis – the total amount under your Contract that is subject to a withdrawal charge as discussed in section 7, Expenses and Adjustments – Withdrawal Charge.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Overview of the Contract
What Is the Purpose of the Contract?
The Index Advantage Income® is a product that offered Index Options and allows you to defer taking regular fixed periodic payments (Annuity Payments) to a future date. Under the Contract, you make one or more Purchase Payments. Except for Purchase Payments received on the Index Effective Date or an Index Anniversary, each Purchase Payment is first invested for a limited time in the Variable Option and then transferred to the Index Option(s) that you select for investment.
Depending on several factors (e.g., Index Options you select, market conditions, and timing of any withdrawals), your Contract can gain or lose value. When you are ready to receive a guaranteed stream of income under your Contract, you can annuitize the Contract and begin receiving Annuity Payments from us based on the payment option you select (Annuity Options). The Contract includes a death benefit (either the standard Traditional Death Benefit for no additional charge, or the optional Maximum Anniversary Value Death Benefit for an additional rider fee) that helps to financially protect your Beneficiaries. The Contract also includes a guaranteed lifetime income benefit (Income Benefit) that may help you achieve your financial goals.
We designed the Contract for people who are looking for guaranteed lifetime income with continued access to Contract Value, a death benefit for a period of time, and a level of protection for their principal investment while providing potentially higher returns than are available on traditional fixed annuities. In addition, you should have a long investment time horizon and your financial goals should be otherwise consistent with the terms and conditions of the Contract. This Contract is not intended for someone who is seeking complete protection from downside risk, seeking unlimited investment potential, or expecting to take withdrawals that will not be subject to withdrawal charges or Daily Adjustments (i.e., a person that does not need access to Contract Value within six years after we receive a Purchase Payment, or before an Index Option’s Term End Date). If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one Daily Adjustment.
The product or certain product features may not have been available in all states or to all Contracts or may vary in your state. For more information see Appendix G - Material Contract Variations by State and Issue Date. The availability of Investment Options, Contract benefits, or other Contract features described in this prospectus may vary depending on the broker-dealer through which the Contract was sold. See Appendix H – Financial Intermediary Variations for additional information.
What Are the Phases of the Contract?
The Contract has two phases: (1) an Accumulation Phase, and (2) an Annuity Phase.
Accumulation Phase. This is the first phase of your Contract, and it began on the Issue Date. During the Accumulation Phase, your money is invested under the Contract on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. In addition, during this phase, you can make additional Purchase Payments (subject to limitations and until you request Income Payments under the Income Benefit), you can take withdrawals (including Income Payments), and if you die, we pay a death benefit to your named Beneficiary(ies). If you begin Income Payments, the Income Period occurs during the Accumulation Phase and starts on the Income Benefit Date. For more information regarding additional Purchase Payment limitations, please see section 3, Purchase Payments – Purchase Payment Requirements.
Your Contract Value may fluctuate up or down during the Accumulation Phase based on the performance of your selected Index Options and the Variable Option, as summarized below. Additional information about the Index Options and the Variable Option is provided in Appendix A – Investment Options Available Under the Contract.
●
Index Options. You may allocate your Purchase Payments to any or all of the Index Options available under your Contract. The Contract currently offers Index Options with different types of Crediting Methods, including the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy.
We credit positive, zero, or negative Credits (i.e., positive, zero, or negative interest) at the end of a Term for amounts allocated to an Index Option based, in part, on the performance of the applicable Index (the Index Return).

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Each Index Option offers a certain level of protection from negative Index Returns.
−
The Index Protection Strategy with DPSC and Index Protection Strategy with Cap offer complete (or 100%) protection from negative Index Returns. For example, if at the end of a Term, the Index Return is -25%, we will apply a 0% Credit to your investment (i.e., no loss due to the negative Index Return).
−
Other Index Options include a feature, either a Buffer or Floor, that provides limited protection from negative Index Returns. Under these other Index Options, you may lose a significant amount of money if an Index declines in value.
○
Buffer – A Buffer is the maximum amount of negative Index Return that we absorb before applying a negative Performance Credit. For example, if at the end of a Term, the Index Return is -25% and the Buffer is 10%, we apply a Performance Credit of -15%, meaning your Contract Value allocated to that Index Option will decrease by 15% since the Term Start Date. This reflects the negative Index Return that exceeds the protection of the 10% Buffer. The Index Precision Strategy and Index Performance Strategy offer Index Options with Buffers.
○
Floor – A Floor, on the other hand, is the maximum amount of negative Index Return you absorb as a negative Performance Credit. We absorb any negative Index Return beyond the Floor. For example, if the Index Return is -25% and the Floor is -10%, we apply a Performance Credit of -10%, meaning your Contract Value allocated to that Index Option will decrease by 10% since the Term Start Date. This reflects the negative Index Return down to the -10% Floor and no further reduction in Index Option Value occurring as a result. The Index Guard Strategy offers Index Options with a Floor.
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The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option.
−
If we offer a new Index Option with a Buffer or Floor in the future, the Buffer or Floor will be no lower than 5% or -25%, respectively.
Each Index Option also has an upside feature, either a DPSC, Precision Rate, Cap, and/or Participation Rate, used in the calculation of positive Credits, if any, that may be credited to your investment at the end of a Term. We may limit the amount you can earn on an Index Option based on the DPSC, Precision Rate, Cap or Participation Rate, as applicable.
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DPSC – A DPSC represents the positive Credit, if any, applied on a Term End Date if the Index Return is positive or zero. For example, if at the end of a Term, the Index Return is 6% and the DPSC is 3%, we apply the 3% DPSC, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date. The Index Protection Strategy with DPSC offers Index Options with a DPSC.
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Precision Rate – A Precision Rate represents the positive Performance Credit, if any, applied on a Term End Date if the Index Return is positive or zero. For example, if at the end of a Term, the Index Return is 6% and the Precision Rate is 3%, we apply a Performance Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date. The Index Precision Strategy offers Index Options with a Precision Rate.
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Cap – A Cap represents the maximum positive Credit, if any, applied on a Term End Date. For example, if at the end of a Term, the Index Return is 12% and the Cap is 10%, we apply a Credit of 10%, meaning your Contract Value allocated to that Index Option will increase by 10% since the Term Start Date. The Index Protection Strategy with Cap, Index Guard Strategy, and Index Performance Strategy offer Index Options with a Cap. Some Index Performance Strategy multi-year Term Index Options have both a Cap and a Participation Rate (as described below).
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Participation Rate – A Participation Rate is the percentage that is multiplied by a positive Index Return in calculating a positive Performance Credit, if any, subject to any applicable Cap. For example, if at the end of a Term, the Participation Rate is 100%, the Cap is 15%, and the Index Return is 12% (which is lower than the Cap), we apply a Performance Credit of 12% (i.e., 100% x 12%). However, if the Index Return were instead 20% (which is higher than the Cap), we would apply the Cap and a Performance Credit of 15% would be applied. Index Performance Strategy multi-year Term Index Options on Contracts issued since April 30, 2021 have both a Participation Rate and a Cap.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

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The DPSC, Precision Rate, Cap, and/or Participation Rate for an Index Option will change from Term to Term, subject to a specified guaranteed minimum that will not change for the life of that Index Option. Guaranteed minimum DPSCs, Precision Rates, Caps, and/or Participation Rates may vary by Index Option.
If we add a new Index Option to the Contract in the future, the lowest DPSC, Precision Rate, Cap, and Participation Rate that we may establish are 0.05%, 0.10%, 0.10%, and 5.00%, respectively. For example, if the DPSC for a new Index Option is 0.05% and the Index Return is 10%, a 0.05% Credit would be applied. Similarly, if the Participation Rate for a new Index Option is 5.00%, the Index Option is uncapped, and the Index Return is 10%, a 0.50% Performance Credit would be applied.
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Variable Option. You cannot instruct us to allocate your Purchase Payments to the Variable Option available under your Contract. We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments you allocate to the Index Options in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the next Index Anniversary according to your Purchase Payment default instructions. The Variable Option invests in an underlying fund, the AZL Government Money Market Fund, which has its own investment objective, strategies, and risks. Purchase Payments held in the Variable Option are subject to Fund fees and expenses, and Fund performance (which can be negative) until being transferred to the Index Options.
Annuity Phase. If you request Annuity Payments, the Accumulation Phase (including the Income Period under the Income Benefit, if applicable) ends and the Annuity Phase begins. Annuity Payments are fixed payments we make based on the Annuity Option you select and your Contract Value (which reflects any previously deducted Contract fees and expenses) less final product and rider fees. Annuity Payments can provide a guaranteed lifetime fixed income stream with certain tax advantages. We designed the Annuity Payments for Owners who no longer need immediate access to Contract Value to meet their short-term income needs.
If the Annuity Date occurs after Income Payments begin, we will convert these payments to Annuity Payments if your Contract Value is greater than zero and you take Annuity Payments under Annuity Option 1 if you are receiving single Income Payments, or Annuity Option 3 if you are receiving joint Income Payments. If you select any other Annuity Option we do not convert your Income Payments to Annuity Payments. This means you may receive less as Annuity Payments than you would have received as Income Payments. You should consult with your Financial Professional before requesting Annuity Payments. For more information, see section 9, The Annuity Phase – When Annuity Payments Begin.
During the Annuity Phase, you will receive a stream of regular income in the form of Annuity Payments. You will be unable to take withdrawals upon demand, your selected death benefit ends, and no amounts will be payable upon death during the Annuity Phase unless your Annuity Option provides otherwise. The Income Benefit will also end upon entering the Annuity Phase unless we convert your Income Payments to Annuity Payments.
What Are the Contract’s Primary Features?
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Accessing Your Money. During the Accumulation Phase, you can surrender the Contract (take a full withdrawal) or take partial withdrawals. Withdrawals may be subject to negative Daily Adjustments, are subject to a withdrawal charge, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
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Additional Purchase Payments. Subject to the limitations described in this prospectus, we continue to accept additional Purchase Payments under the Contracts during the Accumulation Phase and before the Income Period. However, we may terminate your ability to make additional Purchase Payments in the future. We only allow additional Purchase Payments to move into Index Options on the Index Effective Date or Index Anniversaries. As a result, we hold Purchase Payments in the Variable Option when we receive them on days other than the Index Effective Date or Index Anniversaries. We then transfer them to the Index Options on the Index Effective Date or next Index Anniversary according to your Purchase Payment default instructions. For that reason, such Purchase Payments are not available to receive Credits until we transfer them to your selected Index Options and those Index Options reach their respective Term End Dates. We do not allow assets to move into an established Index Option until the Term End Date. If you request to allocate a Purchase Payment into an established Index Option on an Index Anniversary that is not a Term End Date, we will allocate those assets to the same Index Option with a new Term Start Date. Purchase Payments held in the Variable Option are subject to Fund fees and expenses, and Fund performance (which can be negative) until being transferred to the Index Options.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

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Income Benefit. The Income Benefit was automatically included in your Contract for an additional rider fee. You can remove it from your Contract on or after the third Index Anniversary and before Income Payments begin if your Contract Value is positive. If you remove the Income Benefit you will have paid for the benefit without receiving any of its advantages. The Income Benefit provides for guaranteed lifetime Income Payments based on a percentage of your Contract Value. Such Income Payments can continue up to the point of annuitization. If you request Income Payments, your Contract will enter the Income Period (which is part of the Accumulation Phase). If you do not take Income Payments, your Contract will not have an Income Period, and you will have paid for the benefit without receiving any of its advantages. Unlike the Annuity Phase, the Income Benefit allows access to your Contract Value and your selected death benefit after Income Payments begin while both the Contract Value and Guaranteed Death Benefit Value are positive. A full Excess Withdrawal and certain partial Excess Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end. For more information, please see section 11, Income Benefit. Please see Appendix E for historical information on the Income Benefit terms used to determine your Income Payments.
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Death Benefits. The Contract’s death benefit is paid upon the first death of any Determining Life during the Accumulation Phase. The Contract includes, for no additional charge, a standard death benefit (the Traditional Death Benefit). At the time of purchase, you could instead have selected the optional death benefit (the Maximum Anniversary Value Death Benefit) to replace the standard death benefit for an additional rider fee. Either death benefit is the greater of Contract Value, or the Guaranteed Death Benefit Value. Unlike the Traditional Death Benefit, however, the Maximum Anniversary Value Death Benefit locks in any annual investment gains as part of the Guaranteed Death Benefit Value to potentially provide a death benefit greater than the Traditional Death Benefit (which is based on Purchase Payments). The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they can be equal.
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Performance Lock. Performance Lock is a feature that allows you to lock in an Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option’s Index Option Value prior to the Term End Date. After the Lock Date, Daily Adjustments do not apply to the locked Index Option for the remainder of the Term, and the locked Index Option Value will not receive a Performance Credit on the Term End Date. If you exercise a Performance Lock, the Index Option Value stays in the locked Index Option for the remainder of the current Index Year. Performance Lock is not available with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap Index Options as those Index Options are not subject to the Daily Adjustment.
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Other Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services unless otherwise indicated. Not all features and services may be available with your Contract.
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Automatic Investment Plan (AIP). Allows you to make automatic Purchase Payments during the Accumulation Phase on a monthly or quarterly basis by electronic money transfer from your savings, checking, or brokerage account. For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401 of the Code.
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Optional Reallocation Program for the 1-year Term Index Options. Provides for automatic transfers among the 1-year Term Index Options to help you maintain your selected allocation percentages among these Index Options.
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Automatic Withdrawal Programs. The systematic withdrawal program allows you to make automatic withdrawals from your Contract. During the withdrawal charge period, systematic withdrawals are subject to ordinary income taxes, may be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2, and, for amounts in excess of the free withdrawal privilege, are subject to a withdrawal charge. The systematic withdrawal program is not available during the Income Period or while you are receiving RMD payments.
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Withdrawal Charge Waivers. Under the free withdrawal privilege, you may withdraw up to 10% of your total Purchase Payments each Contract Year during the Accumulation Phase and before the Income Period without incurring a withdrawal charge. Upon a full withdrawal, the free withdrawal privilege is not available to you. We do not apply a withdrawal charge to deductions we make for Contract fees or expenses. In most states (see Appendix G), the waiver of withdrawal charge benefit allows you to take a withdrawal after the first Contract Year without incurring a withdrawal charge if you are confined to a skilled nursing facility or hospital for a period of at least 90 continuous days. Also, if you own an IRA or Simplified Employee Pension (SEP) IRA Contract, RMD payments you take under our minimum distribution program are not subject to a withdrawal charge. The minimum distribution program is not available if you have a qualified plan Contract. Withdrawals under these waivers are still subject to income taxes (and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2), and to the Daily Adjustment if taken other than on the Term End Date, and may reduce Contract benefits (perhaps significantly and by more than the amount withdrawn).

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

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Financial Adviser Fees. If you have a financial adviser and want to pay their financial adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your Financial Professional or Financial Professional’s firm as instructed. The deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees are subject to withdrawal charges, and to the Daily Adjustment if taken other than on a Term End Date, will reduce the Contract Value and Guaranteed Death Benefit Value (perhaps significantly and by more than the amount withdrawn), are subject to income taxes (and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
What is the Daily Adjustment?
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. The Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap and the Variable Option are not subject to the Daily Adjustment.
Before the end of an Index Option’s Term, if you take any type of withdrawal, execute a Performance Lock, begin Income Payments or Annuity Payments, or if we pay a death benefit or deduct a fee or expense, we base the transaction on the interim Index Option Value, which includes the Daily Adjustment. The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment can be positive, zero, or negative. The Daily Adjustment fluctuates daily and, if it is negative, you could lose a significant amount of money. The Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment could reflect significantly less gain, or more loss than we would apply to an Index Option at the end of a Term. If you have Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Options with different Term End Dates, there may be no time that any such transaction can be performed without the application of at least one Daily Adjustment. Additionally, if within six years after we receive a Purchase Payment, you take a full or partial withdrawal (including an Excess Withdrawal), such transactions are subject to a withdrawal charge, which may cause you to lose a significant amount of money.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Important Information You Should Consider About the Contract
	FEES, EXPENSES, AND ADJUSTMENTS			Prospectus Location
Are There Charges or Adjustments for Early Withdrawals?
Yes, your Contract is subject to charges for early withdrawals. If you withdraw money within six years of your last Purchase Payment, you will be assessed a withdrawal charge of up to
8.5% of the Purchase Payment withdrawn, declining to 0% over that time period. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a withdrawal charge of up to $8,500. This loss will be greater if there is a negative Daily
Adjustment, income taxes, or tax penalties.

In addition, if you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract) from an Index Precision Strategy, Index Guard
Strategy, or Index Performance Strategy Index Option on a date other than the Term End
Date, a Daily Adjustment will apply to the Index Option Value available for withdrawal. The
Daily Adjustment also applies if before the Term End Date you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees and expenses. The Daily Adjustment may be positive, negative, or equal to zero. A negative Daily Adjustment will result in a loss, and could result in a loss beyond the protection of the 10% or 20% Buffer, or -10% Floor, as applicable. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Precision
Strategy and Index Performance Strategy; and -35% for the Index Guard Strategy. For
example, if you allocate $100,000 to a 1-year Term Index Performance Strategy Index
Option with 10% Buffer and later withdraw the entire amount before the Term has ended, you could lose up to $99,000 of your investment. This loss will be greater if you also have to pay a withdrawal charge, income taxes, and tax penalties.

The Index Protection Strategy with DPSC and Index Protection Strategy with Cap are not subject to the Daily Adjustment.
				Fee Tables 7. Expenses and Adjustments Appendix C – Daily Adjustment
Are There Transaction Charges?
No. Other than withdrawal charges, and Daily Adjustments that may apply to withdrawals and other transactions from the Index Precision Strategy, Index Guard Strategy, and Index
Performance Strategy, there are no other transaction charges.
				Not Applicable
Are There Ongoing Fees and Expenses?
Yes, there are ongoing fees and expenses. The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These ongoing fees and expenses do not reflect any financial adviser fees paid to a Financial Professional from your Contract
Value or other assets of the Owner. If such charges were reflected, these ongoing fees and expenses would be higher.

There is an implicit ongoing fee on Index Options to the extent that your participation in Index gains is limited by us through a DPSC, Precision Rate, or Cap. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on
Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below. Additionally, if we add Index Options with a guaranteed minimum Participation Rate less than 100%, the Participation Rate would be an implicit ongoing fee and limit Index gains.

				Fee Tables 1. The Contract – Financial Adviser Fees 7. Expenses and Adjustments Appendix A – Investment Options Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.95%	1.95%
	Investment Options(2) (Fund fees and expenses)	0.66%	0.66%
	Optional benefits available for an additional charge(3) (for a single optional benefit, if elected)	0.20%	0.20%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

	FEES, EXPENSES, AND ADJUSTMENTS		Prospectus Location

(1)
Base Contract fee is comprised of two charges referred to as the “product fee” and the “rider fee for the
Income Benefit” in the Contract and elsewhere in this prospectus. As a percentage of the Charge Base, plus an amount attributable to the contract maintenance charge.

(2) As a percentage of the AZL Government Money Market Fund's average daily net assets.
(3) As a percentage of the Charge Base. This is the current charge for the Maximum Anniversary Value Death Benefit.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add a withdrawal charge, and a negative Daily Adjustment if taken from the Index Precision
Strategy, Index Guard Strategy, or Index Performance Strategy Index Options that substantially increase costs.

	Lowest Annual Cost: $2,329	Highest Annual Cost: $2,484

Assumes:
●Investment of $100,000 in the Variable
Option (even though you cannot select
the Variable Option for investment)
●5% annual appreciation
●0.70% Income Benefit rider fee
●Traditional Death Benefit
●No additional Purchase Payments,
transfers, or withdrawals
●No financial adviser fees
●No Daily Adjustment

Assumes:
●Investment of $100,000 in the Variable
Option (even though you cannot select
the Variable Option for investment)
●5% annual appreciation
●0.70% Income Benefit rider fee
●Maximum Anniversary Value Death
Benefit with a 0.20% rider fee
●No additional Purchase Payments,
transfers, or withdrawals
●No financial adviser fees
●No Daily Adjustment

RISKS
Is There a Risk of Loss from Poor Performance?
Yes, you can lose money by investing in the Contract, including loss of principal and previous earnings.

The maximum amount of loss that you could experience from negative Index Return, after taking into account the current limits on Index loss provided under the
Contract, is: -90% with a 10% Buffer; -80% with a 20% Buffer; -10% with the Floor;
and 0% with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap.

The limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract – Calculating Credits

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

	RISKS	Prospectus Location
Is This a Short-Term Investment?
• No, this Contract is not a short-term investment and is not appropriate if you need ready access to cash.
• Considering the benefits of tax deferral, long-term income, and living benefit guarantees, the Contract is generally more beneficial to investors with a long investment time horizon.
• Withdrawals are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59  1∕2.
• If, within six years after we receive a Purchase Payment, you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this
Contract), withdrawal charges will apply. A withdrawal charge will reduce your Contract
Value or the amount of money that you actually receive. Withdrawals may reduce or end
Contract guarantees.
• Amounts invested in an Index Option must be held in the Index Option for the full Term before they can receive a Credit. For Index Precision Strategy, Index Guard Strategy, and
Index Performance Strategy Index Options, we apply a Daily Adjustment if, before the
Term End Date, you take a full or partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract), you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct
Contract fees and expenses.
• The Daily Adjustment may be negative. You will lose money if the Daily Adjustment is negative.
• Withdrawals and other deductions from an Index Option prior to a Term End Date will result in a proportionate reduction to your Index Option Base. The proportionate reduction could be greater than the amount withdrawn or deducted. Reductions to your Index
Option Base will result in lower Index Option Values for the remainder of the Term and lower gains (if any) on the Term End Date.
• On the Term End Date, you can transfer assets invested in an Index Option by submitting transfer instructions. If you do not submit transfer instructions, you will continue to be invested in the same Index Option with a new Term Start Date. The new Term will be subject to the applicable renewal DPSC, Precision Rate, Cap, and/or Participation Rate.
Principal Risks of Investing In the Contract 4. Index Options 6. Valuing Your Contract 7. Expenses and Adjustments Appendix C – Daily Adjustment
What are the Risks Associated with the Investment Options?
• An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Option and the Index Options available under the Contract.
• The Variable Option and each Index Option have their own unique risks.
• You should review the Fund’s prospectus and disclosures, including risk factors, before making an investment decision.
• DPSCs, Precision Rates, and Caps will limit positive Performance Credits (e.g., limited upside). This may result in earning less than the Index Return.
– For example, if at the end of a 1-year Term, the Index Return is 25% and the Cap is
15%, we apply a Performance Credit of 15%, meaning your Contract Value allocated to that Index Option will increase by 15% since the Term Start Date. If at the end of the
Term, the Index Return is 6% and the Precision Rate is 3%, we apply a Performance
Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date.
• The Buffer or Floor will limit negative Performance Credits (e.g., limited protection in the case of Index decline). However, you bear the risk for all Index losses that exceed the Buffer. You also bear the risk for Index losses down to the Floor.
– For example, if at the end of a Term, the Index Return is -25% and the Buffer is 10%,
we apply a Performance Credit of -15%, meaning your Contract Value allocated to that
Index Option will decrease by 15% since the Term Start Date. If the Index Return is
-25% and the Floor is -10%, we apply a Performance Credit of -10%, meaning your
Contract Value allocated to that Index Option will decrease by 10% since the Term
Start Date.
• The Indexes are price return indexes, not total return indexes. This means that the Index
Options do not receive any dividends payable on these securities. The Index Options also do not directly participate in the returns of the Indexes or the Indexes’ component securities. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.
Principal Risks of Investing In the Contract

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

	RISKS	Prospectus Location
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to us. All obligations, guarantees or benefits of the Contract, including those relating to the Index Options, are the obligations of Allianz Life and are subject to our claims-paying ability and financial strength.
More information about Allianz Life, including our financial strength ratings, is available upon request by visiting https://www.allianzlife.com/about/financial-ratings, or contacting us at (800) 624-0197.
Principal Risks of Investing In the Contract
RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes, there are limits on the Investment Options.
• Certain Index Options may not be available under your Contract (see Appendix A).
• The availability of Investment Options may vary depending on the broker-dealer through which the Contract was sold (see Appendix H).
• We can add new Index Options to your Contract in the future.
• You cannot allocate Purchase Payments to the Variable Option. The sole purpose of the
Variable Option is to hold Purchase Payments until they are transferred to your selected
Index Options.
• We restrict additional Purchase Payments during the Accumulation Phase. Each Index
Year before the Income Period, you cannot add more than your initial amount (i.e., the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year) without our prior approval.
• We do not accept additional Purchase Payments during the Income Period (which is part of the Accumulation Phase) or the Annuity Phase.
• We only allow assets to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries as discussed in section 3, Purchase Payments –
Allocation of Purchase Payments and Contract Value Transfers.
• You can typically transfer Index Option Value only on Term End Dates. However, you can transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date by executing a Performance Lock as discussed in section 6, Valuing Your Contract –
Performance Locks.
• We do not allow assets to move into an established Index Option until the Term End Date.
If you request to allocate a Purchase Payment into an established Index Option on an
Index Anniversary that is not a Term End Date, we will allocate those assets to the same
Index Option with a new Term Start Date.
• We reserve the right to substitute the Fund in which the Variable Option invests. We also reserve the right to substitute Indexes either on a Term Start Date or during a Term.
• We may terminate your ability to make additional Purchase Payments during the
Accumulation Phase because we reserve the right to decline any or all Purchase
Payments at any time on a nondiscriminatory basis.
• DPSCs, Precision Rates, Caps, and Participation Rates will change from one Term to the next subject to their contractual minimum guarantees.
• The 10% and 20% Buffers, and -10% Floors for the currently available Index Options do not change. However, if we add a new Index Option to your Contract after the Issue Date, we establish the Buffer or Floor for it on the date we add the Index Option to your
Contract. For a new Index Option, the minimum Buffer is 5% and the minimum Floor is
-25%.

Overview of the
Contract

Principal Risks of
Investing In the
Contract

3. Purchase
Payments –
Allocation of
Purchase
Payments and
Contract Value
Transfers

4. Index Options

5. The Variable
Option's
Underlying Fund

6. Valuing Your
Contract

Appendix A –
Investment
Options Available
Under the
Contract

Appendix H –
Financial
Intermediary
Variations

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

	RESTRICTIONS	Prospectus Location
Are There Any Restrictions on Contract Benefits?
Yes, there are restrictions on Contract Benefits.
• The availability of Contract benefits may vary depending on the broker-dealer through which the Contract was sold (see Appendix H).
• We do not allow Performance Locks to occur on Term End Dates.
• We reserve the right to discontinue or modify the Minimum Distribution Program and
Financial Adviser Fees program.
• The deduction of financial adviser fees is in addition to this Contract's fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees may be subject to a Daily Adjustment (that could be negative), are subject to withdrawal charges, will reduce the Contract Value dollar for dollar and Guaranteed Death Benefit Value proportionately (perhaps significantly and by more than the amount withdrawn).
• The death benefits and Income Benefit are only available during the Accumulation Phase.
Upon annuitization, these benefits will end.
• A minimum waiting period applies before Income Payments may be taken under the
Income Benefit. In addition, even if the waiting period has expired, Income Payments cannot begin before age 50. During the Income Period only the Index Options with the
Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available to you. Withdrawals will reduce the initial annual maximum Income Payment.
Withdrawals that exceed limits specified by the terms of the Income Benefit (Excess
Withdrawals) will reduce your future annual maximum Income Payment. These reductions may be greater than the value withdrawn and could end the benefit. After the Issue Date the Income Benefit may terminate under certain circumstances as stated in section 11,
Income Benefit.
• The Traditional Death Benefit may not be modified, but it will terminate if you take withdrawals that reduce both the Contract Value and Guaranteed Death Benefit Value to
zero. Withdrawals may reduce the Traditional Death Benefit’s Guaranteed Death Benefit
Value by more than the value withdrawn and could end the Traditional Death Benefit.
• The optional Maximum Anniversary Value Death Benefit may not be modified.
Withdrawals (including Income Payments) may reduce the Maximum Anniversary Value
Death Benefit’s Guaranteed Death Benefit Value by more than the value withdrawn and will end the Maximum Anniversary Value Death Benefit if the withdrawals reduce both the
Contract Value and Guaranteed Death Benefit Value to zero.
6. Valuing Your Contract - Performance Locks 10. Benefits Available Under the Contract 11. Income Benefit 12. Death Benefit Appendix H – Financial Intermediary Variations
TAXES
What are the Contract’s Tax Implications?
• Consult with a tax professional to determine the tax implications of an investment in and withdrawals from or payments received under the Contract.
• If you purchased the Contract through a tax-qualified plan, as an individual retirement annuity, or through a custodial individual retirement account, you do not get any additional tax benefit under the Contract.
• Generally, earnings under a Non-Qualified Contract are taxed at ordinary income rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
• Generally, distributions from Qualified Contracts are taxed at ordinary income tax rates when withdrawn, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
13. Taxes
CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Your Financial Professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. We and/or our wholly owned subsidiary distributor may also make marketing support payments to certain selling firms for marketing services and costs associated with
Contract sales. This conflict of interest may influence your Financial Professional to recommend this Contract over another investment for which the Financial Professional is not compensated or compensated less.
7. Expenses and Adjustments – Commissions Paid to Dealers

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

	CONFLICTS OF INTEREST	Prospectus Location
Should I Exchange my Contract?
Whether to exchange your existing Contract for a new contract is a decision that each investor should make based on their personal circumstances and financial objectives.
However, in making this decision you should be aware that some Financial Professionals may have a financial incentive to offer you a new contract in place of one you already own.
You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, including any fees or penalties to terminate your existing
Contract, that it is better for you to purchase the new contract rather than continue to own your existing Contract.
14. Other Information – Distribution

Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. These tables do not reflect any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.
Transaction Expenses
Withdrawal Charge During Your Contract’s First Phase, the Accumulation Phase(1)
(as a percentage of each Purchase Payment withdrawn)(2)
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8.5%
1	8%
2	7%
3	6%
4	5%
5	4%
6 years or more	0%
(1)
The Contract provides a free withdrawal privilege before the Income Period that allows you to withdraw 10% of your total Purchase Payments annually without incurring a withdrawal charge, as discussed in section 8, Access to Your Money – Free Withdrawal Privilege.
(2)
The Withdrawal Charge Basis is the total amount under your Contract that is subject to a withdrawal charge, as discussed in section 7, Expenses and Adjustments – Withdrawal Charge.
The next table describes the Daily Adjustment, in addition to any transaction expenses, that applies if all or a portion of the Contract Value is removed from an Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option before the end of a Term.
Adjustments
	Index Precision Strategy and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)(1)
(1)
This table shows the maximum potential loss due to the application of the Daily Adjustment (e.g., maximum loss could occur if there is a total distribution within a Term at a time when the Index price has declined to zero). The Daily Adjustment could result in a loss beyond the protection of

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

the 10% or 20% Buffer, or -10% Floor. The Daily Adjustment applies if, before the Term End Date, you take a full or partial withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees or expenses. The actual Daily Adjustment calculation is determined by a formula described in Appendix C.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you purchased the optional Maximum Anniversary Value Death Benefit, you pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses (or contract maintenance charge)(1) (per year)	$50
Base Contract Expenses(2) (as a percentage of the Charge Base)	1.95%
Optional Benefit Expenses – Maximum Anniversary Value Death Benefit (as a percentage of the Charge Base)	0.20%
(1)
Referred to as the “contract maintenance charge” in the Contract and elsewhere in this prospectus. Waived if the Contract Value is at least $100,000. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment. See section 7, Expenses and Adjustments – Contract Maintenance Charge (Administrative Expenses).
(2)
Comprised of two charges referred to as the “product fee” and the “rider fee for the Income Benefit” in the Contract and elsewhere in this prospectus. The product fee is 1.25%. The rider fee for the Income Benefit is 0.70%. See section 7, Expenses and Adjustments – Base Contract Expenses (Product and Rider Fees).
In addition to the fees described above, we may limit the amount you can earn on the Index Options. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.
The next item shows the total operating expenses charged by the Fund that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. More information about the Fund, including its annual expenses, may be found in Appendix A – Investment Options Available Under the Contract.
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.66%
Example
This Example is intended to help you compare the cost of investing in the Variable Option with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes all Contract Value is allocated to the Variable Option, even though you cannot instruct us to allocate Purchase Payments to the Variable Option. The Example does not reflect the Daily Adjustment. It also does not reflect any financial adviser fees that you pay from your other assets, or that you choose to have us pay from this Contract. If financial adviser fees were reflected, costs would be higher. Your costs could differ from those shown below when you invest in the Index Options.
The Example assumes that you invest $100,000 in the Variable Option for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that you elected the Maximum Anniversary

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Value Death Benefit for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
(1) If you surrender your Contract (take a full withdrawal) at the end of the applicable time period:	$11,334	$15,686	$19,791	$31,232
(2) If you annuitize your Contract at the end of the applicable time period.	N/A*	$8,686	$14,791	$31,232
(3) If you do not surrender your Contract.	$2,834	$8,686	$14,791	$31,232
*
The earliest available Annuity Date is the second Index Anniversary.

Principal Risks of Investing In the Contract
The Contract involves certain risks that you should understand before investing. You should carefully consider your income needs and risk tolerance to determine whether the Contract is appropriate for you. The level of risk you bear and your potential investment performance will differ depending on the Index Options you choose.
Risk of Loss
Returns on securities and securities Indexes can vary substantially, which may result in investment losses. The historical performance of the Investment Options does not guarantee future results. It is impossible to predict whether underlying investment values will fall or rise. Securities markets are influenced by economic, financial, regulatory, geographic, judicial, political and other complex and interrelated factors. Depending on your individual circumstances (e.g., your selected Index Options and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with a Financial Professional.
The Variable Option does not provide any protection against loss of principal. You can lose principal and previous earnings for Purchase Payments held in the Variable Option and such losses could be significant.
You should consider whether investing in an Index Option is consistent with your financial needs. If you allocate Purchase Payments or transfer Contract Value to an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, negative Index Returns may cause Performance Credits to be either negative after application of the Buffer, or negative down to the Floor. For the Index Performance Strategy, we apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option. Ongoing deductions we make for Contract fees and expenses could also cause amounts available for withdrawal to be less than what you invested even if Index performance has been positive. You can lose principal and previous earnings if you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, and such losses could be significant. If you allocate Purchase Payments or transfer Contract Value to the Index Options with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap you can also lose principal and previous earnings if you do not receive a DPSC or Protection Credit, or if the Contract fees and expenses are greater than the DPSC or Protection Credit.
The maximum potential negative Performance Credit for the Index Precision Strategy, and Index Performance Strategy is based on the Buffer. If the Buffer is 10%, the maximum negative Performance Credit is -90%; and if the Buffer is 20%, the maximum negative Performance Credit is -80%. The maximum potential negative Performance Credit for the Index Guard Strategy is the -10% Floor.
In addition to any losses from negative investment performance, you may experience losses under the Contract due to any applicable withdrawal charges, other Contract fees and charges, negative Daily Adjustments, taxes, and tax penalties.
Early Withdrawal and Liquidity Risk
We designed the Contract to be a long-term investment that you can use to help build and provide income for retirement. The Contract is not suitable for short-term investment. Withdrawals under the Contract may be subject to withdrawal charges, other Contract fees and charges, negative Daily Adjustments, taxes, and tax penalties.
If you take a full or partial withdrawal during the withdrawal charge period, or when we deduct any financial adviser fees that you choose to have us pay from this Contract, we deduct a withdrawal charge unless the withdrawal is a Penalty-Free Withdrawal. While Penalty-Free Withdrawals provide some liquidity, they are permitted in only limited amounts or in special circumstances. If you need to withdraw most or all of your Contract Value in a short period, you will likely exceed

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

the Penalty-Free Withdrawal amounts available to you and incur withdrawal charges. For more information on the withdrawal charge, see the Fee Tables and section 7, Expenses and Adjustments – Withdrawal Charge.
We calculate the withdrawal charge as a percentage of your Purchase Payments, not Contract Value. Consequently, if the Contract Value has declined since you made a Purchase Payment, it is possible the percentage of Contract Value withdrawn to cover the withdrawal charge would be greater than if the withdrawal charge were deducted as a percentage of Contract Value. For example, assume you buy the Contract with a single Purchase Payment of $10,000. If your Contract Value in the fifth year is $8,000 and you take a full withdrawal a 5% withdrawal charge applies. The total withdrawal charge would be $500 (5% of $10,000). As this is a full withdrawal, we will also deduct the $50 contract maintenance charge. This results in you receiving $7,450.
On a full withdrawal, the free withdrawal privilege is not available to you, and we apply a withdrawal charge against Purchase Payments that are still within their withdrawal charge period, including amounts previously withdrawn under the free withdrawal privilege. On a full withdrawal, your Withdrawal Charge Basis may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your Withdrawal Charge Basis: deductions we make for prior Penalty-Free Withdrawals and Contract fees or expenses; and/or poor performance.
Amounts withdrawn from this Contract are subject to income taxes and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2.
We only apply Credits to the Index Options once each Term on the Term End Date, rather than daily. In the interim, we calculate Index Option Values based on the Daily Adjustment for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. For more information, see “Risks Associated with the Daily Adjustment” later in this section. The Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap and the Variable Option are not subject to the Daily Adjustment. Any assets removed from an Index Option during the Term for withdrawals you take (including Income Payments and other Penalty-Free
Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract), Annuity Payments, or deductions we make for Contract fees and expenses, or if we pay a death benefit, will not be eligible to receive a Credit on the Term End Date. You will receive a Credit only on any unlocked Index Option Value remaining in an Index Option on the Term End Date.
You can transfer Index Option Value among the Index Options only on Term End Dates. Additionally, you can transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date only by executing a Performance Lock. Once an Index Option is locked, you can transfer assets out of it on the Index Anniversary that occurs on or immediately after the Lock Date. For a 3-year or 6-year Term Index Option this means you can transfer out of the locked Index Option before the Term End Date only by executing a Performance Lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. These restrictions on transfers may limit your ability to react to changes in market conditions.
Income Benefit Risks
The Income Benefit was automatically included in the Contract for an additional rider fee, but you can remove it after three years if Income Payments have not begun. If you remove the Income Benefit you will have paid for the benefit without receiving any of its advantages.
We generally base Income Payments on the Lifetime Income Percentage you select and your Contract Value, not a guaranteed value. Decreases in Contract Value due to negative Index Option performance during the Accumulation Phase up to and including the Income Benefit Date, deductions for Contract fees and expenses, and withdrawals, also decrease the Income Payment amount available to you.
If you choose the Level Income payment option and meet the age requirements stated in section 11, Income Benefit – Calculating Your Income Payments, your initial annual maximum Income Payment will not be less than the Level Income Guarantee Payment Percentage multiplied by your total Purchase Payments reduced proportionately for withdrawals you took (including any withdrawal charge). However, the Level Income Guarantee Payment Percentage is not available to you under the Level Income payment option if you do not meet the age requirements stated in section 11, or if you choose Increasing Income payment option.
Income Payments made while your Contract Value is positive are a withdrawal of your own assets and reduce your Contract Value. If your Contract Value remains above zero when the Income Payments end, you may not realize a benefit from the Income Benefit; the chances of your Contract Value being reduced to zero may be minimal.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

We also base Income Payments on the Eligible Person(s) that we established at issue. If you change Owners or Beneficiary(ies), we may remove an Eligible Person or Covered Person as stated in section 2, which may cause Income Payments to be unavailable or end prematurely.
We use the age of the Eligible Person(s) to determine the Income Percentage(s) and Income Percentage Increases. Income Percentage Increases are not available until age 45. This means if an Eligible Person was younger than age 44 on the Issue Date, you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and you will pay a rider fee during the period you are not eligible for an Income Percentage Increase.
The eligibility period to begin Income Payments is subject to a waiting period and both a minimum and maximum age requirement for the Eligible Person(s). For single Income Payments, we only allow an Eligible Person who is an Owner to become a Covered Person, and joint Income Payments may not be available if the age difference between spouses is too great, as stated in section 2, Ownership, Annuitant, Determining Life, Beneficiary, and Payee – Eligible Person(s) and Covered Person(s). If you do not begin Income Payments during the eligibility period, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages.
In addition, if you have Contract Value in a 3-year or 6-year Term Index Option when you begin Income Payments and the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments. If you have Index Options with different Term End Dates, there may be no date when the Daily Adjustment does not apply.
The initial annual maximum Income Payment available to you must be at least $100. If your Contract Value on the Income Benefit Date is reduced and this $100 minimum cannot be met, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. Income Payments and the Income Benefit may also end prematurely if you take Excess Withdrawals, or you annuitize the Contract. A full Excess Withdrawal and certain partial Excess Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end. However, we can convert your Income Payment to Annuity Payments as described in section 9, The Annuity Phase – When Annuity Payments Begin.
The Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases for your Contract were stated in the Income Benefit Supplement you received when you applied for your Contract and are stated in your Contract. You can find historical Income Benefit Supplement values in Appendix E.
For more information see “How the Income Benefit Works” and “During the Income Period” in section 11, Income Benefit.
Index Risks
Index Option returns depend, in part, on the performance of an Index although you are not directly invested in the Index or in the securities tracked by the Index. You will have no voting rights, no rights to receive cash dividends or other distributions, and no other rights with respect to the companies that make up the Indexes. Because the S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, EURO STOXX 50® and iShares® MSCI Emerging Markets ETF are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities.
The S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, and EURO STOXX 50® are all “price return indexes,” not “total return indexes,” and therefore do not reflect dividends paid on the securities composing the Index. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50®, this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment. Because Index performance for the iShares® MSCI Emerging Markets ETF is based on the ETF’s closing share price, Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the ETF to underperform a direct investment in the ETF or the securities in which the ETF invests.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

In addition to the foregoing, each Index has its own unique risks, as follows:
●
S&P 500® Index: This Index is comprised of equity securities issued by large-capitalization (“large cap”) U.S. companies. In general, large capitalization companies may be unable to respond quickly to new competitive challenges or changes in their industries, and may not be able to attain the high growth rate of successful smaller companies.
●
Russell 2000® Index: This Index is comprised of equity securities of small-capitalization (“small-cap”) U.S. companies. Generally, the securities of small-cap companies are more volatile and riskier than the securities of large-cap companies.
●
Nasdaq-100® Index: This Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on the Nasdaq Stock Market, including companies across all major industry groups except financial companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges or changes in their industries, and may not be able to attain the high growth rate of successful smaller companies. To the extent that the Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole. Also, any securities issued by non-U.S. companies are subject to the risks related to investments in foreign markets (e.g., increased volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
●
EURO STOXX 50®: This Index is comprised of the equity securities of large-capitalization companies in the Eurozone. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges or changes in their industries, and may not be able to attain the high growth rate of successful smaller companies. Securities issued by non-U.S. companies are subject to the risks related to investments in foreign markets (e.g., increased volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).
●
iShares® MSCI Emerging Markets ETF: The iShares MSCI Emerging Markets ETF seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, social instability, political turmoil or rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the ETF invests may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies.
Risks Associated with the Daily Adjustment
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. The Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap and the Variable Option are not subject to the Daily Adjustment. The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine the contract maintenance charge and Charge Base for the product and rider fees. The Daily Adjustment can be less than the Precision Rate or Cap even if the current Index return during the Term is greater than the Precision Rate or Cap. In addition, even if the Index has performed positively since the beginning of the the Term, the Daily Adjustment may be negative. The Daily Adjustment is generally negatively affected by:
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interest rate decreases,
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dividend rate increases,
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poor market performance, and
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the expected volatility of Index prices. Increases in the expected volatility of Index prices negatively affect the Index Precision Strategy and Index Performance Strategy 1-year Term Index Options, while decreases in the expected volatility of Index prices negatively affect the Index Guard Strategy. For the Index Performance Strategy 3-year and 6-year Term Index Options, the impact of changes in the expected volatility of Index prices is dependent on the market environment and the applicable Caps and Participation Rates.
The Daily Adjustment for 3-year and 6-year Term Index Options may be more negatively impacted by changes to interest rates, dividend rates, market performance and the expected volatility of Index prices than 1-year Term Index Options because the longer Term length amplifies the impact of these market parameters on the expected Index Option Value at the Term End Date. 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

equal to 100%. For shorter Term lengths, there is more certainty in both the final Index Values and how Precision Rates, Caps, Buffers, and Floors determine Performance Credits. This means there may be less fluctuation in the Daily Adjustment due to changes in Index return for Index Options with shorter Term lengths.
If amounts are withdrawn or otherwise removed from an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy before the Term End Date, you could lose principal and previous earnings due to a negative Daily Adjustment. A negative Daily Adjustment for these Index Options could result in losses greater than the protection provided by the applicable Buffer or Floor, which apply only on the Term End Date. In extreme circumstances, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The maximum potential loss from a negative Daily Adjustment is: -99% for the Index Precision Strategy and Index Performance Strategy; and -35% for the Index Guard Strategy. Such losses will be greater if you take a withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) that is subject to a withdrawal charge, other Contract fees or charges, taxes, or tax penalties.
Risks Associated with Calculation of Credits
We calculate Credits each Term on the Term End Date. Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method may have experienced gains through some, or most, of the Term. If you allocate Purchase Payments or transfer Contract Value to the Index Options with Index Protection Strategy with DPSC or Index Protection Strategy with Cap, positive returns are limited by the DPSCs and Caps. You are not subject, however, to potential negative Credits for those Index Options. The Precision Rates on the Index Precision Strategy Index Options, and the Caps on the Index Guard Strategy and Index Performance Strategy Index Options also limit positive returns, and for these Index Options, you may be subject to potential negative Credits. Precision Rates and Caps could cause performance to be lower than it would otherwise have been if you invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index.
For the Index Performance Strategy, we apply the Cap and any Participation Rate for the entire Term length; we do not apply the Cap and any Participation Rate annually on a 3-year or 6-year Term Index Option. See “Risk of Loss” above for information about risks associated with Buffers and Floors when calculating Credits.
The Index Options do not receive any dividends payable on these securities. The Index Options also do not directly participate in the returns of the Indexes or the Indexes’ component securities. Index Returns would be higher if they included the dividends from the component securities.
DPSCs, Precision Rates, Caps, and Participation Rates may be adjusted on the next Term Start Date and may vary significantly from Term to Term. For more information, see the “Risks Associated with Changes to Declared Protection Strategy Credits (DPSCs), Precision Rates, Caps, and Participation Rates” discussion later in this section.
The Crediting Methods only capture Index Values on the Term Start Date and Term End Date, so you will bear the risk that the Index Value might be abnormally high on a Term Start Date or low on a Term End Date, which in either case could negatively impact your Credits at the end of the Term.
Risks Associated with Performance Locks
If a Performance Lock is executed:
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You will no longer participate in Index performance, positive or negative, for the remainder of the Term for the locked Index Option. This means that under no circumstances will your Index Option Value increase during the remainder of the Term for a locked Index Option, and you will begin a new Index Option with a new Term Start Date on the next Index Anniversary that occurs on or immediately after the Lock Date.
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You will not receive a Performance Credit on any locked Index Option on the Term End Date.
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We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This means that, if you request a Performance Lock, your Index Option Value will lock at an unknown future value which may be higher or lower than it was at the point in time you requested a Performance Lock or a target is reached.
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If a Performance Lock is executed when your Daily Adjustment has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if the Performance Lock occurred at a later time, or if the Index Option was not locked.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

We will not provide advice or notify you regarding whether you should execute a Performance Lock or the optimal time for doing so, if any. We will not warn you if you execute a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock.

Risks Associated with Substitution of an Index
There is no guarantee that the Indexes will be available during the entire time that you own your Contract. Once we add an Index to your Contract, we cannot remove it without simultaneously substituting it. For the Index Options, if we substitute a new Index for an existing Index, the performance of the new Index may be different and this may affect your ability to receive positive Credits.
Depending on the constitution of the substituted Index, the volatility of its investments, and our ability to hedge the Index’s performance, we may determine, in our discretion, to increase or decrease renewal DPSCs, Precision Rates, Caps, and Participation Rates associated with the new Index, subject to their respective minimums. However, we would not implement any change to reflect this difference until the next Term Start Date after the substitution. For any Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, the substitution of an Index during a Term may result in an abnormally large change in the Daily Adjustment on the day we substitute the Index due to changes in Proxy Value inputs (such as volatility, dividend yield, and interest rate). However, you would only be affected by this change in the Daily Adjustment if a transaction to which the Daily Adjustment applies (such as a withdrawal you take) occurs on the substitution date.
Risks Associated with Changes to Declared Protection Strategy Credits (DPSCs), Precision Rates, Caps, and Participation Rates
Subject to their respective minimums, we established the initial DPSCs, Precision Rates, Caps, and Participation Rates on the Index Effective Date and they cannot change until the next Term Start Date.
We can change the renewal DPSCs, Precision Rates, Caps, and Participation Rates for a Contract on each new Term Start Date subject to the guaranteed minimums, in our discretion. You risk the possibility that renewal DPSCs, Precision Rates, Caps, and Participation Rates will be as low as the applicable guaranteed minimums.
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that current DPSCs, Precision Rates, Caps, and Participation Rates are expiring, and that renewal rates for the next Term Start Date will be available for your review. The Index Anniversary letter also reminds you of your opportunity to transfer your Index Option Values on the upcoming Term End Date. On each Term End Date, you have the option of remaining allocated to your current Index Options at the renewal DPSCs, Precision Rates, Caps, and Participation Rates that we set on the next Term Start Date, or transferring to another permitted Index Option. At least seven calendar days before each Index Anniversary, we publish renewal rates for the next Term Start Date for your review in your account on our website, and on our public website at https://www.allianzlife.com/indexincomerates. If you do not review renewal change information when it is published or take no action to transfer to another permitted Index Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal DPSCs, Precision Rates, Caps, and Participation Rates until the next Term End Date.
When your renewal rates change, if you do not want to remain invested in the same Index Option for a new Term, the only other options available to you are to transfer Index Option Value between Index Options by changing your allocation instructions, or take a full withdrawal of the Index Option Value (which may be subject to a withdrawal charge, is subject to income taxes, and may be subject to tax penalties).
Renewal DPSCs, Precision Rates, Caps, and Participation Rates may vary significantly depending upon a variety of factors, including:
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Term length,
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level of downside protection,
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market volatility,
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our hedging strategies and investment performance,
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the availability of hedging instruments,
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the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
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expenses incurred by the Company,
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your Index Effective Date,

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
the level of interest rates,
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utilization of Contract benefits by Owners, and
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our profitability goals.
These factors also impact any new Buffer or Floor Index Options that become available under the Contract. Due to a combination of factors, including potential changes in interest rates and other market conditions (e.g. rising inflation), the current economic environment is evolving. The future impact on renewal DPSCs, Precision Rates, Caps, and Participation Rates cannot be predicted with certainty. The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to DPSCs, Precision Rates, Caps, and Participation Rates. Interest rates could increase. In a rising interest rate environment, increases in DPSCs, Precision Rates, Caps, and Participation Rates, if any, may be substantially slower than increases in interest rates. However, a rising interest rate environment may have the opposite effect on renewal rates and cause renewal DPSCs, Precision Rates, Caps, and Participation Rates to decrease.
We manage our obligation to provide Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal DPSCs, Precision Rates, Caps, and Participation Rates to reflect these cost changes. You bear the risk that we may reduce DPSCs, Precision Rates, Caps, and Participation Rates, which reduces your opportunity to receive positive Credits.
Risks of Deducting Financial Adviser Fees from the Contract
If you have a financial adviser and want to pay their financial adviser fees from this Contract, you can instruct us to withdraw the fee from your Contract and pay it to your Financial Professional or Financial Professional’s firm as instructed. Once authorized by you, the Financial Professional or Financial Professional’s firm requests each fee payment by submitting a letter of instruction that includes the fee amount. The deduction of financial adviser fees is in addition to this Contract’s fees and expenses, and the deduction is treated the same as any other withdrawal under the Contract. As such, withdrawals to pay financial adviser fees may be subject to a Daily Adjustment (that could be negative), are subject to withdrawal charges, will reduce the Contract Value dollar for dollar and Guaranteed Death Benefit Value proportionately (perhaps significantly and by more than the amount withdrawn), are subject to income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
Other Contract Changes Risk
We reserve the right to modify or restrict several benefits or features of the Contract. We restrict additional Purchase Payments. Each Index Year during the Accumulation Phase and before the Income Benefit Date, you cannot add more than your initial amount without our prior approval. Your initial amount is the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year. In addition to this Purchase Payment restriction, we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. For further information regarding Purchase Payment restrictions, see section 3, Purchase Payments – Purchase Payment Requirements.
As it relates to the Index Options, once an Index Option is added to a Contract, we cannot remove it, change how it calculates Credits, or change its Buffer or Floor.
We also reserve the right to substitute the Fund in which the Variable Option invests. We reserve the right to add or eliminate additional variable investment options, subject to applicable law.
In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future.
Lastly, we reserve the right to treat a partial withdrawal that reduces Contract Value below $2,000 as a full withdrawal. If Annuity Payments would be less than $100, we reserve the right to require you to take a full withdrawal and your Contract will then terminate.
Risks Associated with Our Financial Strength and Claims-Paying Ability
All payments and financial guarantees under the Contract are subject to our financial strength and claims-paying ability. We make Income Payments, Annuity Payments, and pay death benefits from our general account. Our general account assets are subject to claims by our creditors. We apply Credits from an unregistered, non-unitized, non-insulated separate

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

account (Separate Account IANA). Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors. For more information on Separate Account IANA, see The Insurance Company, Separate Accounts, and General Account – Our Unregistered Separate Account.
Business and Operational Risks Relevant to the Contract
Business Disruption and Cybersecurity Risks. Our business relies on technology systems and networks, including systems and networks managed by third parties, to process, transmit and store information; perform transactions related to the Contract; and conduct other business activities. Maintaining the integrity of our systems is critical to our business operations and to the protection of our clients’ personal information. Any cybersecurity breaches or interference that may in the future occur could have a material adverse impact on our business operations and our financial condition.
Publicly-reported cybersecurity threats and incidents have dramatically increased in recent years, and financial services companies and their third-party service providers are increasingly the targets of cyberattacks. We have implemented and maintain security measures designed to protect against breaches of security and other interference with systems and networks, and require third party vendors to meet certain information security standards; however, we cannot ensure that our systems and networks will not be subject to breaches or interference, or that we will always be able to readily detect a cybersecurity incident. Any such event may result in operational disruptions as well as unauthorized access to or the disclosure or loss of our proprietary information or our clients’ personal information. Any such event may interfere with, impede or cause delays in our calculation of values, processing of transactions and making of payments under the Contract. Although we maintain cybersecurity insurance coverage against costs resulting from cybersecurity incidents, it is possible losses will exceed the amount available under our coverage. We cannot be certain that advances in criminal capabilities, discovery of new vulnerabilities, attempts to exploit vulnerabilities in our systems, data thefts, physical system or network break-ins or inappropriate access, or other developments will not compromise or breach the technology or other security measures protecting our networks and systems used in connection with our products and services.
Natural or Man-made Disasters. The occurrence of natural or man-made disasters (e.g., extreme weather events, acts of terrorism, public health crises, industrial accidents, blackouts, military actions) could adversely affect our business operations, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. Such disasters may damage our facilities, preventing our employees from performing their roles, otherwise disturbing our ordinary business operations, and impacting claims processing. We rely on certain third-parties to provide certain services important to our business operations. While we monitor the business continuity planning of such third-parties, successful implementation and execution of their business continuity plans are largely outside of our control. Weaknesses or failures within a vendor’s business continuity plan in light of a natural or man-made disaster could materially disrupt our business operations.

The Insurance Company, Separate Accounts, and General Account
The Insurance Company – Allianz Life
Allianz Life is a stock life insurance company organized under the laws of the state of Minnesota in 1896. Our address is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. We are a wholly owned subsidiary of Allianz of America, Inc. (AZOA), a financial holding company. AZOA is a wholly owned subsidiary of Allianz Europe, B.V., which in turn is a wholly owned subsidiary of Allianz SE, which is registered in Munich, Germany. We currently offer fixed index annuities, individual life insurance, and registered index-linked annuities. We are licensed to do direct business in 49 states and the District of Columbia. We are obligated to pay all amounts promised to investors under the Contracts, subject to our financial strength and claims-paying ability.
The Registered Separate Account
We established Allianz Life Variable Account B (the Separate Account) as a separate account under Minnesota insurance law on May 31, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise our management of the Separate Account.
The Separate Account holds the Fund’s shares that have been purchased with Contract assets. We keep the Separate Account assets separate from the assets of our general account and other separate accounts, including the non-unitized separate accounts we established in connection with the Index Options. The Separate Account is divided into subaccounts, each of which is a variable investment option under one or more variable annuity contracts that we issue through the Separate Account. The only subaccount currently available under this Contract is the Variable Option, which invests exclusively in shares of the AZL Government Money Market Fund.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

We own the assets of the Separate Account. Income, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of our other assets. The assets of the Separate Account may not be used to pay any liabilities of Allianz Life other than those arising from the variable investment portion of the Contracts and other variable annuity contracts supported by the Separate Account.
If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account, to the extent of seed money invested by us or earned fees and expenses.
Our General Account
Our general account holds all our assets other than assets in our separate accounts. We own our general account assets, and, subject to applicable law, have sole investment discretion over them. The assets are subject to our general business operation liabilities and claims of our creditors and may lose value. We have not registered our general account as an investment company under the Investment Company Act of 1940.
Our general account assets fund guarantees provided in the Contracts, including obligations associated with Income Payments and the death benefit. Contract Value that you apply to Annuity Payments becomes part of our general account.
Our Unregistered Separate Account
We hold the assets you allocate to the Index Options in Separate Account IANA, which we established under Minnesota insurance law for the purpose of supporting our obligations to pay Credits. We invest the assets in Separate Account IANA in hedging instruments, including derivative hedging instruments such as put and call options, as well as cash and fixed income securities. Like our general account, the assets in Separate Account IANA are subject to our general business operation liabilities and the claims of our creditors. An Owner who allocates Contract Value to an Index Option does not have any interest in or claim on the assets in Separate Account IANA. In addition, neither the Owner nor these Index Options participate in any way in the performance of assets held in Separate Account IANA.
Status Pursuant to Securities Exchange Act of 1934
Allianz Life hereby relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

1. The Contract
The Contract is no longer offered for sale, but we continue to accept additional Purchase Payments subject to the limitations described in this prospectus.
An annuity is a contract between you as the Owner, and an insurance company (in this case Allianz Life), where you make payments to us and we invest that money in the Index Options you select. The Variable Option holds the money you invest before it is transferred to the Index Options. Depending on market conditions and the returns of your selected Index Options, your Contract may gain or lose value. When you are ready to take money out, we make payments to you according to your instructions and any restrictions associated with the payment option you select that is described in this prospectus. Other than to add benefits that are beneficial to you, we do not make any changes to your Contract without your permission except as may be required by law.
The Contract has an Accumulation Phase and an Annuity Phase. If you begin taking Income Payments, your Contract will also have an Income Period. The Income Period occurs during the Accumulation Phase.
The Accumulation Phase
The Accumulation Phase is the first phase of your Contract, and it began on the Issue Date. During the Accumulation Phase, we invest your money in the Index Options you select and the Variable Option on a tax-deferred basis. Tax deferral may not be available for certain non-individually owned contracts. Tax deferral means you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract. For more information, see section 13, Taxes.
During the Accumulation Phase, you can take withdrawals (subject to any withdrawal charge). You can also make additional Purchase Payments before the Income Period subject to the restrictions set out in section 3, Purchase Payments – Purchase Payment Requirements. The Contract also offered at issue the optional Maximum Anniversary Value Death Benefit for an additional rider fee (see section 12). The Maximum Anniversary Value Death Benefit potentially provides a death benefit greater than the Traditional Death Benefit based on the Maximum Anniversary Value (highest Contract

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Value on any Index Anniversary before age 91, increased by the dollar amount of subsequent Purchase Payments, and reduced proportionately for subsequent withdrawals you take including any withdrawal charge).
During the Income Period we make regular periodic Income Payments based on the life of the Covered Person(s). During the Income Period we also restrict your selection of Crediting Methods to the Index Protection Strategy with DPSC or Index Protection Strategy with Cap, and you cannot make additional Purchase Payments. However, unlike the Annuity Phase, you will have access to your Contract Value and death benefit for a period of time after Income Payments begin. If you do not take Income Payments your Contract will not have an Income Period. The Income Period ends on the earlier of the last Business Day before the Annuity Date, or the date the Income Benefit ends. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment. See section 11, Income Benefit for more information.
When the Accumulation Phase Ends
The Accumulation Phase ends upon the earliest of the following:
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The Business Day we process your request for a full withdrawal.
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The Business Day before the Annuity Date.
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Upon the death of any Owner (or the Annuitant if the Owner is a non-individual), the Business Day we first receive Valid Claim from any one Beneficiary, unless the surviving spouse/Beneficiary continues the Contract. If there are multiple Beneficiaries, the remaining Contract Value continues to fluctuate with the performance of the Investment Options until the complete distribution of the death benefit. A Valid Claim is the documents we require to be received in Good Order at our Service Center before we pay any death claim.
The Annuity Phase
If you request Annuity Payments, the Accumulation Phase and Income Period (if applicable) of your Contract ends and you enter the Annuity Phase. During the Annuity Phase, we make regular fixed periodic Annuity Payments based on the life of the Annuitant(s), or life and term certain. We send Annuity Payments to the Payee (the person or entity who receives Annuity Payments during the Annuity Phase). You can choose when Annuity Payments begin, subject to certain restrictions. We base Annuity Payments on the Contract Value less the final product fee, and rider fee (if applicable) and the payout rates for the Annuity Option you select. If the Annuity Date occurs during the Income Period and your Income Payments are greater than the Annuity Payments as calculated for certain Annuity Options, you can elect to convert Income Payments to Annuity Payments as described in section 9, The Annuity Phase – When Annuity Payments Begin. Your Annuity Payments do not change unless an Annuitant dies, or we convert Income Payments made under the Increasing Income payment option to Annuity Payments. The Increasing Income payment option is discussed in section 11, Income Benefit – Automatic Annual Income Payment Increases. The Annuity Phase ends when we make the last Annuity Payment under your selected Annuity Option. For more information, see section 9, The Annuity Phase.
When the Contract Ends
The Contract ends when:
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all applicable phases of the Contract (Accumulation Phase, Income Period and/or Annuity Phase) have ended, and/or
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if we received a Valid Claim, all applicable death benefit payments have been made.
For example, if you take a full withdrawal of the cash surrender value, both the Accumulation Phase and the Contract end even though the Income Period and Annuity Phase never began and we did not make any death benefit payments.
Financial Adviser Fees
If you have a financial adviser and want to take a withdrawal from this Contract to pay your financial adviser fee, you can submit a written request to our Service Center by completing our third party money management customer authorization of transfer form and fee redemption authorization form. If we approve your request, we withdraw the requested fees and pay them to your Financial Professional or Financial Professional’s firm as instructed. The fee redemption authorization is an agreement between you and your Financial Professional and/or the Financial Professional’s firm. The agreement authorizes us to deduct financial adviser fees from the Contract and send them to the Financial Professional or the Financial Professional’s firm upon written request. You can terminate this agreement at any time by providing us written notice. We retain the right to request an updated fee redemption authorization form at any time.
Once authorized by you, the Financial Professional or Financial Professional’s firm requests each fee payment by submitting a letter of instruction that includes the fee amount. We treat this fee payment as a withdrawal which means

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

it is subject to a withdrawal charge, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The amount of Contract Value available for withdrawal may also be affected by the Daily Adjustment (which can be negative). We deduct financial adviser fees (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. This withdrawal reduces the Contract Value and the amount available under the free withdrawal privilege by the dollar amount withdrawn. It may also reduce your Contract’s Guaranteed Death Benefit Value proportionately by the percentage of Contract Value withdrawn, which may reduce this value by more than the amount withdrawn and these reductions could be significant. If taken during the Income Period, we will treat this as an Excess Withdrawal if when added to other withdrawals and scheduled Income Payments it is greater than your annual maximum Income Payment. An Excess Withdrawal reduces your annual maximum Income Payment proportionately by the percentage of Contract Value withdrawn, which may reduce Income Payments by more than the amount withdrawn and these reductions could be significant. An Excess Withdrawal can cause you Income Payments and Contract to end prematurely.
If this is a Non-Qualified Contract, a withdrawal will be a taxable withdrawal to the extent that gain exists within the Contract. Financial adviser fees paid from any type of IRA Contract (including IRA, Roth IRA, and SEP IRA) will not be treated as a taxable withdrawal as long as the annuity contract is solely liable for the payment of the financial adviser fee. You should consult a tax adviser regarding the tax treatment of financial adviser fee payments. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
Your financial adviser acts on your behalf, not ours. We are not party to any agreement between you and your financial adviser, nor are we responsible for your financial adviser’s actions. We do not verify that withdrawals for financial adviser fees align with the terms of your agreement with your financial adviser, but we verify that payments are made in accordance with the fee redemption authorization agreement you submit to us. We do not set your financial adviser fee or receive any part of it. Any withdrawals for financial adviser fees you pay is in addition to this Contract’s fees and expenses.
You can submit a written request to our Service Center on a form satisfactory to us to allow your financial adviser to make Index Option transfers and allocation changes on your behalf. However, we reserve the right to review a financial adviser’s trading history before allowing him or her to make transfers. If, in our sole discretion, we believe the financial adviser’s trading history indicates excessive trading, we can deny your request. If we approve it, your financial adviser is subject to the same trading restrictions that apply to Owners. We can deny or revoke trading authority in our sole discretion.
Financial Adviser Fee Deduction Example
These calculations show the effects of withdrawing financial adviser fees on the Contract Value and available Guaranteed Death Benefit Value. These withdrawals (including any withdrawal charges) immediately reduce the Contract Value on a dollar for dollar basis, and reduce the available Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn.
The example assumes a withdrawal of $5,000 once per year on days that are not Term End Dates to pay financial adviser fees starting when the Contract Value is $100,000, the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000, and the Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit is $105,000. The first withdrawal assumes that there is no amount remaining under the free withdrawal privilege for that year, so that withdrawal is subject to an 8.5% withdrawal charge. Subsequent withdrawals are all taken under the free

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

withdrawal privilege. All fractional numbers in these examples have been rounded up to the next whole number. All Contract Value figures reflect the Daily Adjustment.
Financial Adviser Fee Withdrawal	Contract Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit
Prior to 1st years withdrawal	$ 100,000	$ 90,000	$ 105,000
$5,000 withdrawal (subject to an
8.5% withdrawal charge)	– [$5,000 ÷ (1 – 8.5%)]
Amount withdrawn	– $5,465	– [($5,465 ÷ 100,000) x 90,000]	– [($5,465 ÷ 100,000) x 105,000]
		= - $4,919	= - $5,739
After 1st years withdrawal	$ 94,535	$ 85,081	$ 99,261

Prior to 2nd years withdrawal	$ 97,000	$ 85,081	$ 99,261
$5,000 withdrawal (not subject to a
withdrawal charge)	– $5,000	– [($5,000 ÷ 97,000) x 85,081]	– [($5,000 ÷ 97,000) x 99,261]
		= - $4,386	= - $5,117
After 2nd years withdrawal	$ 92,000	$ 80,695	$ 94,144

Prior to 3rd years withdrawal	$ 80,000	$ 80,695	$ 94,144
$5,000 withdrawal (not subject to a	– $5,000	– [($5,000 ÷ 80,000) x 80,695]	– [($5,000 ÷ 80,000) x 94,144]
withdrawal charge)		= - $5,044	= - $5,884
After 3rd years withdrawal	$ 75,000	$ 75,651	$ 88,260
The death benefit is the greater of the Contract Value, or the Guaranteed Death Benefit Value, so the death benefit would be:
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$94,535 Contract Value under the Traditional Death Benefit, or the $99,261 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the first adviser fee deduction.
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$92,000 Contract Value under the Traditional Death Benefit, or the $94,414 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the second adviser fee deduction.
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$75,651 Guaranteed Death Benefit Value under the Traditional Death Benefit, or the $88,260 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit after the third adviser fee deduction.
Please see section 11, Income Benefit – Excess Withdrawals for an example showing the impact of taking an Excess Withdrawal of $5,000 from the Contract to pay financial adviser fees to your Financial Professional.

2. Ownership, Annuitant, Determining Life, Beneficiary, and Payee
Owner
The Owner designated at Contract issue has all the rights under the Contract. The Owner may be an individual, or a non-individual (such as a trust or other entity acting as an agent for a natural person). Qualified Contracts and non-individually owned Contracts can only have one Owner. A Qualified Contract is purchased under a pension or retirement plan that qualifies for special tax treatment under sections of the Code.
Joint Owner
A Non-Qualified Contract can be owned by up to two individual Owners (Joint Owners). Joint Owners must be spouses within the meaning of federal tax law. We generally require the signature of both Joint Owners on any forms that are submitted to our Service Center.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Annuitant
The Annuitant is the individual on whose life we base Annuity Payments. Subject to our approval, you designate an Annuitant when you purchase a Contract. For Qualified Contracts, before the Annuity Date, the Owner must be the Annuitant unless the Contract is owned by a qualified plan or is part of a custodial arrangement. You can change the Annuitant on an individually owned Non-Qualified Contract at any time before the Annuity Date. You cannot change the Annuitant if the Owner is a non-individual. Subject to our approval, you can add a joint Annuitant on the Annuity Date. For Qualified Contracts, the ability to add a joint Annuitant is subject to any plan requirements associated with the Contract. For individually owned Contracts, if the Annuitant who is not an Owner dies before the Annuity Date, the sole Owner (or younger Joint Owner) automatically becomes the new Annuitant, but the Owner can subsequently name another Annuitant.
Designating different persons as Owner(s) and Annuitant(s) can have important impacts on whether a death benefit is paid, and on who receives it as indicated below. For more examples, please see the Appendix A to the Statement of Additional Information (SAI). In order to convert Income Payments to Annuity Payments the Covered Person(s) must be named as the Annuitant(s) as discussed in section 9, The Annuity Phase – When Annuity Payments Begin. Designating different persons as Covered Person(s) and Annuitant(s) will cause the Income Benefit and Income Payments to end at the maximum permitted Annuity Date. Use care when designating Owner(s), Covered Person(s) and Annuitant(s), and consult your Financial Professional if you have questions.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
• We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the Contract.
The Income Benefit and any Income Payments will also end
unless the Beneficiary is both a surviving spouse and either an
Eligible Person (if Income Payments have not begun) or a
Covered Person (if Income Payments have begun).
• If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun they can only continue if
the surviving spouse is a Covered Person; otherwise the
Income Benefit ends, and
– upon the surviving spouse’s death, his or her
Beneficiary(ies) receives the Contract Value.
• If the deceased Owner was not a Determining Life, the
Traditional Death Benefit Maximum Anniversary Value Death
Benefit are not available and the Beneficiary(ies) receives the
Contract Value.

• The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option, the
Beneficiary also becomes the new Owner.
• If the deceased was not an Annuitant, Annuity Payments to the
Payee continue. No death benefit is payable.
• If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end. If Income
Payments were converted to Annuity Payments under
one of these Annuity Options, we will also pay any
remaining value to the named Beneficiary(ies).
– Annuity Option 2 or 4, payments end when the
guaranteed period ends.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
– For more information on the Annuity Options, please see
section 9.
• If the deceased was an Annuitant and there is a surviving joint
Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant. No death benefit is payable.
• For a Qualified Contract, the Annuity Payments generally must end no later than the end of the year containing the 10th
anniversary of the Owner's death. However, in certain
situations, payments may need to end earlier.

Determining Life (Lives)
The Determining Life (Lives) are the individuals on whose life we base the Guaranteed Death Benefit Value provided by the Traditional Death Benefit or Maximum Anniversary Value Death Benefit. We established the Determining Life (Lives) at Contract issue. For an individually owned Contract, the Determining Life (Lives) are the Owner(s). For a non-individually owned Contract, the Determining Life is the Annuitant. After the Issue Date, the Determining Life (Lives) only change if:
●
you remove a Joint Owner due to divorce, then we also remove that person as a Determining Life, or

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
you establish a jointly owned Non-Qualified Contract and change ownership to a Trust, then we remove the prior Owner who is not the Annuitant as a Determining Life.
Beneficiary
The Beneficiary is the person(s) or entity you designate to receive any death benefit. You can change the Beneficiary or contingent Beneficiary at any time before your death unless you name an irrevocable Beneficiary. If a Beneficiary dies before you, or you and a Beneficiary die simultaneously as defined by applicable state law or regulation, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no surviving primary Beneficiaries, we pay the death benefit to the contingent Beneficiaries who survive you. If there are no surviving Beneficiaries or if there is no named Beneficiary, we pay the death benefit to your estate or the Owner if the Owner is a non-individual.
FOR JOINTLY OWNED CONTRACTS: The sole primary Beneficiary is the surviving Joint Owner regardless of any other named primary Beneficiaries. If both Joint Owners die simultaneously as defined by applicable state law or regulation, we pay the death benefit to the named surviving primary Beneficiaries. If there are no named surviving primary Beneficiaries, we pay the death benefit to the named surviving contingent Beneficiaries, or equally to the estate of the Joint Owners if there are no named surviving contingent Beneficiaries.

Eligible Person(s) and Covered Person(s)
We determined Eligible Persons on the Issue Date based on the Contract’s ownership and tax qualification status. We use Eligible Person(s) to determine the Income Percentage and Income Percentage Increase, when you will begin receiving Income Percentage Increases, when Income Payments are available to you, and the payment type (single or joint) available to you.
We base Income Payments on the lives of the Covered Person(s). We determine the Covered Person(s) on the Income Benefit Date based on the available Eligible Person(s), their marital status, and the payment type you select. Joint Income Payments are only available if there are two Eligible Persons on the Income Benefit Date who are also spouses within the meaning of federal tax law and they meet the requirements stated here. Because Income Payments must begin no later than age 100, and are not available until age 50, joint Income Payments are not available if there is more than a 50-year age difference between spouses.
Eligible Person and Covered Person Requirements
For a single, individual Owner:
●
You, the Owner, are an Eligible Person.
●
If you and the sole primary Beneficiary are spouses within the meaning of federal tax law, the sole primary Beneficiary is also an Eligible Person and you can select joint Income Payments with both Eligible Persons becoming Covered Persons.
●
If you select single Income Payments only you, the Owner, can be the Covered Person.
For Joint Owners:
●
Both Joint Owners are Eligible Persons.
●
If you select single Income Payments you can designate either Eligible Person to be the Covered Person.
●
If you select joint Income Payments you must designate both Joint Owners to be the Covered Persons.
For Contracts owned by a non-individual:
●
The Annuitant is the Eligible Person.
●
For Non-Qualified Contracts, we only allow one Eligible Person and joint Income Payments are not available.
●
For Qualified Contracts, if the Owner is a qualified plan or a custodian and the Annuitant and sole contingent Beneficiary are spouses within the meaning of federal tax law, the sole contingent Beneficiary is also an Eligible Person. However, joint Income Payments are only available if the qualified plan or custodian is also the sole primary Beneficiary. This structure allows the surviving non-Annuitant spouse to continue to receive Income Payments, assuming the surviving non-Annuitant spouse is the beneficiary under the qualified plan or custodial IRA.
●
If you select single Income Payments only the Annuitant can be the Covered Person.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

If an Eligible Person or a Covered Person is no longer an Owner, Joint Owner, Annuitant, sole primary Beneficiary, or sole contingent Beneficiary as required above due to death, change in spousal status, an assignment or change of ownership/Beneficiary, we will remove that person from the Contract as an Eligible Person or Covered Person. If an Eligible Person is removed, you cannot designate that person to be a Covered Person. If a Covered Person is removed, that person is no longer a Covered Person. If we remove all Eligible Persons or Covered Persons from the Contract, the Income Benefit ends.
You can only add or replace an Eligible Person on or before the Income Benefit Date. If you add or change an Owner, sole primary Beneficiary or sole contingent Beneficiary that person will become an Eligible Person if they are the current spouse within the meaning of federal tax law of an existing Eligible Person and meet the requirements stated in this section. If you add or replace an Eligible Person we will recalculate your Lifetime Income Percentages based on the age of the new Eligible Person on the Index Effective Date and Index Anniversaries, if applicable, as stated in section 11, Income Benefit – How the Income Benefit Works. At any given time there cannot be more than two Eligible Persons. After the Income Benefit Date, you cannot add, remove, or replace a Covered Person even if you add or change an Owner, or Beneficiary.
Change in Spousal Status of Eligible Persons or Covered Persons
If at any time joint Eligible Persons or joint Covered Persons are no longer spouses you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you unless you remarry and add your new spouse as a Joint Owner or sole primary or contingent Beneficiary according to the requirements stated in this section. If we receive notice after the Income Benefit Date, we will remove one former spouse from the Contract as a Covered Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.
Upon notification of divorce, we treat any request to reduce or divide benefits under this Contract as a request for a withdrawal of Contract Value payable to you. However, for tax purposes this is generally treated as a transfer depending on the terms of the divorce decree. We process the withdrawal and remove one spouse from the Contract as an Eligible Person or Covered Person, Owner, Annuitant and/or Beneficiary, according to your instructions or any applicable court order. This withdrawal is subject to any applicable tax or withdrawal charge, and may cause Income Payments and the Income Benefit to end prematurely. However, if you do not notify us of the divorce, the Contract continues and upon the death of an Owner, we pay any applicable death benefit to the Beneficiary(ies) and the Contract and the Income Benefit both end.
Payee
The Payee is the person or entity who receives Annuity Payments during the Annuity Phase. The Owner receives tax reporting on those payments. Generally, we require the Payee to be an Owner. However, we may allow you to name a charitable trust, financial institution, qualified plan, or an individual specified in a court order as a Payee subject to our approval. For Qualified Contracts owned by a qualified plan, the qualified plan must be the Payee.
Assignments, Changes of Ownership and Other Transfers of Contract Rights
You can assign your rights under this Contract to someone else during the Accumulation Phase. An assignment may be absolute or limited, and includes changes of ownership, collateral assignments, or any other transfer of specific Contract rights. After an assignment, you may need the consent of the assignee of record to exercise certain Contract rights depending on the type of assignment and the rights assigned.
The Contract cannot be assigned without our consent. You must submit your request to assign the Contract in writing to our Service Center and we must approve it in writing. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation.
Upon our consent, we record the assignment. We are not responsible for the validity or effect of the assignment. We are not liable for any actions we take or payments we make before we receive your request in Good Order and record it. Assigning the Contract does not change, revoke or replace the originally named Annuitant or Beneficiary; if you also want to change the Annuitant or Beneficiary, you must make a separate request.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

● An assignment may be a taxable event. In addition, there are other restrictions on changing the ownership of a
Qualified Contract and Qualified Contracts generally cannot be assigned absolutely or on a limited basis. You should consult with your tax adviser before assigning this Contract.

● An assignment will only change the Determining Life (Lives) if it involves removing a Joint Owner due to divorce, or replacing Joint Owners with a Trust.

3. Purchase Payments
Purchase Payment Requirements
The Contract is no longer offered for sale, but we continue to accept additional Purchase Payments subject to the limitations described in this prospectus.
The additional Purchase Payment requirements for this Contract are as follows.
●
We restrict additional Purchase Payments. Each Index Year during the Accumulation Phase and before the Income Benefit Date, you cannot add more than your initial amount without our prior approval. Your initial amount is the total of all Purchase Payments received before the first Quarterly Contract Anniversary of the first Contract Year. We allow you to add up to the initial amount in the remainder of the first Index Year. The minimum additional Purchase Payment we will accept is $50.
●
We do not accept additional Purchase Payments on or after the Income Benefit Date, or on or after the Annuity Date.
●
The maximum total Purchase Payments we accept without our prior approval is $1 million.
We may, at our sole discretion, waive the minimum Purchase Payment requirements.
If you make additional Purchase Payments, we add this money to your Contract on the Business Day we receive it in Good Order. If you submit a Purchase Payment to your Financial Professional, we do not begin processing the payment until we receive it.
We may terminate your ability to make additional Purchase Payments because we reserve the right to decline any or all Purchase Payments at any time on a nondiscriminatory basis. This applies to Contracts issued in all states except as disclosed in Appendix G. If mandated under applicable law, we may be required to reject a Purchase Payment. If we exercise our right to decline additional Purchase Payments, this may limit your ability to fund your Contract’s guaranteed benefits such as the Income Benefit, Traditional Death Benefit or Maximum Anniversary Value Death Benefit.
Allocation of Purchase Payments and Contract Value Transfers
The allocation instructions you provided on your application automatically became your Purchase Payment default instructions. (In your Contract, Purchase Payment default instructions are called future allocation instructions.) We use these default instructions for all Purchase Payments we receive unless you change them, or give us alternate allocation instructions specific to an individual Purchase Payment. We only allow Purchase Payments to move into the Index Options on the Index Effective Date and on subsequent Index Anniversaries. As a result, we hold Purchase Payments we receive on days other than the Index Effective Date or an Index Anniversary in the Variable Option until we transfer them to your selected Index Options according to your Purchase Payment default instructions. On the Index Effective Date we rebalanced or reallocated your total Contract Value among all of your selected Index Options according to your Purchase Payment default instructions. For additional Purchase Payments we receive after the Index Effective Date, this transfer occurs on the next Index Anniversary and does not involve a reallocation of your total Contract Value. We apply any Purchase Payments we receive on the Index Effective Date or an Index Anniversary directly to the Index Options on that day; these Purchase Payments are not held in the Variable Option.
We only allow Index Option Value transfers between Index Options on Term End Dates. We do not allow assets to move into an established Index Option until the Term End Date. If you request to transfer into an established Index Option on an Index Anniversary that is not a Term End Date, we will transfer those assets into the same Index Option with a new Term Start Date.
If you only select the 1-year Term Index Options, you can automatically reallocate your total Contract Value annually by providing us with instructions (see "Optional Reallocation Program for the 1-year Term Index Options" in section 14,

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Other Information - Additional Services). However, you cannot automatically reallocate your total Contract Value annually on each Term End Date if you select a 3-year or 6-year Term Index Option.
You can change your Purchase Payment default instructions at any time without fee or penalty. These changes are effective on the Business Day we receive them in Good Order at our Service Center. We accept changes to Purchase Payment default instructions from any Owner unless you instruct otherwise. We may allow you to authorize someone else to change these default instructions on your behalf. Changes to your Purchase Payment default instructions do not reallocate or transfer existing Index Option Values on the Term End Date. To reallocate Index Option Value on the Term End Date you must give us transfer instructions.
We notify you at least 30 days in advance of each Index Anniversary as a reminder that on the upcoming anniversary you may transfer Index Option Value between Index Options. Transfers between Index Options do not change your Purchase Payment default instructions. On each Term End Date, if we have not received transfer instructions from you, and you are not participating in the 1-year Term Index Option Reallocation Program, all assets invested continue to be invested in the same Index Options with new Term Start Dates at the renewal DPSCs, Precision Rates, Caps, and Participation Rates for the new Term.
We can add new Crediting Methods, Terms, and Indexes to your Contract in the future, and you can allocate Purchase Payments or transfer Contract Value to them on the Term Start Date after we make them available to you. Once we add a Crediting Method to your Contract we cannot remove it, or change how it calculates Credits. If we add a new Index Option to your Contract, we cannot change its Buffer or Floor after it is established. For a new Index Option, the minimum Buffer is 5% and the minimum Floor is -25%. However, we can change the renewal DPSCs, Precision Rates, Caps, and Participation Rates associated with any Index Option on each Term Start Date subject to the guaranteed minimums.
We must receive all Index Option transfer instructions in Good Order at our Service Center before the end of the Business Day on the Term End Date (or the next Business Day if the Term End Date is a non-Business Day).
● In order to apply Purchase Payments we receive after the Index Effective Date to your selected Index Option(s) on the next Index Anniversary, we must receive them before the end of the Business Day on the Index Anniversary (or
before the end of the prior Business Day if the anniversary is a non-Business Day).

● Purchase Payments we hold in the Variable Option before transferring them to your selected Index Options are subject to Contract fees and expenses (e.g. product fee, contract maintenance charge), and market risk and may lose value.

Electronic Transfer and Allocation Instructions
We use reasonable procedures to confirm that electronic transfer request or allocation instructions given to us are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We record telephone instructions and log all fax, email and website instructions. We reserve the right to deny any transfer request or allocation instruction change, and to discontinue or modify our electronic instruction privileges at any time for any reason.
Please note that telephone, fax, email and/or the website may not always be available. Any electronic system, whether it is ours, yours, your service provider’s, or your Financial Professional’s, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your transfer request or allocation instruction change. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you are experiencing problems, you should submit your instructions in writing to our Service Center.
By authorizing electronic instructions, you authorize us to accept and act upon these instructions for your Contract. There are risks associated with electronic communications that do not occur with a written request. Anyone authorizing or making such requests bears those risks. You should protect your website password, because the website is available to anyone with your password; we cannot verify that the person providing instructions on the website is you, or is authorized by you.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

4. Index Options
Overview of the Index Options
We apply positive, zero, or negative Credits at the end of a Term to amounts allocated to an Index Option based, in part, on the performance of the applicable Index. An investment in an Index Option is not an investment in the Index or in any Index fund.
Some Index Options provide complete protection against negative Index Returns at the end of a Term. Other Index Options provide limited protection against negative Index Returns at the end of a Term through a Buffer or Floor. Despite the Buffer or Floor, you could lose a significant amount of money if the Index for such other Index Options declines in value. You may also lose a significant amount of money due to a negative Daily Adjustment if amounts are removed from such other Index Options prior to the end of a Term.
The Contract currently offers Index Options with different types of Crediting Methods, including the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. We can add new Index Options to your Contract in the future. We can change certain features of an Index Option from one Term to the next, including the Index and the current limit on Index gains (subject to minimum guarantees). We cannot change an existing Index Option’s limit on Index losses (including a Buffer or Floor) or how it calculates Credits.
The Contract allows you to transfer between Index Options on Term End Dates. For multi-year Term Index Options, you can also transfer between Index Options before the Term End Date by executing a Performance Lock before the last year of the Term and providing transfer instructions before the next Index Anniversary. For more information, see section 3, Purchase Payments – Allocation of Purchase Payments and Contract Value Transfers.
Information regarding the features of each currently offered Index Option, including (i) the Index’s name, (ii) a brief statement describing the assets that the Index seeks to track (e.g., U.S. large-cap equities), (iii) the Term length, (iv) the Index Option’s Crediting Methodology, (v) the current limit on Index loss, and (vi) the minimum limit on Index gain, is available in Appendix A – Investment Options Available Under the Contract.
Limits on Index Losses
Each Index Option offers a certain level of protection from negative Index Returns, which limits the amount of negative Index Return used in calculating Credits for an Index Option at the end of a Term.
●
The Index Protection Strategy with DPSC and Index Protection Strategy with Cap Index Options offer complete (or 100%) protection from negative Index Returns. For example, if at the end of a Term, the Index Return is -25%, we will apply a 0% Credit to your investment (i.e., no loss due to the negative Index Return).
●
Other Index Options include a feature, either a Buffer or Floor, that provides limited protection from negative Index Returns.
−
A Buffer is the maximum amount of negative Index Return that we absorb before applying a negative Performance Credit. For example, if at the end of a Term, the Index Return is -25% and the Buffer is 10%, we apply a Performance Credit of -15%, meaning your Contract Value allocated to that Index Option will decrease by 15% since the Term Start Date. This reflects the negative Index Return that exceeds the protection of the 10% Buffer. The Index Precision Strategy and Index Performance Strategy offer Index Options with Buffers.
−
A Floor, on the other hand, is the maximum amount of negative Index Return you absorb as a negative Performance Credit. We absorb any negative Index Return beyond the Floor. For example, if the Index Return is -25% and the Floor is -10%, we apply a Performance Credit of -10%, meaning your Contract Value allocated to that Index Option will decrease by 10% since the Term Start Date. This reflects the negative Index Return down to the -10% Floor. The Index Guard Strategy offers Index Options with a Floor.
−
We currently offer Index Options with 10% and 20% Buffers, and -10% Floors.
The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option.
Prior to selecting an Index Option, you should evaluate the protection from negative Index Returns offered by an Index Option. See “Comparing Crediting Methods” later in this section for additional factors that you should consider when

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

comparing Index Options. Also, see “How We Set Limits on Index Gains and Losses” below for a description of the factors that we consider when setting rates for the Index Options.
For detailed information on how we calculate Index Option Values and Credits, see “Determining Index Option Values” and “Calculating Credits” in section 6, Valuing Your Contract later in this prospectus.
Limits on Index Gains
Each Index Option also has an upside feature, either a DPSC, Precision Rate, Cap, and/or Participation Rate, used in the calculation of positive Credits, if any, that may be credited to your investment at the end of a Term. We may limit the amount you can earn on an Index Option based on the DPSC, Precision Rate, Cap, or Participation Rate, as applicable.
●
A DPSC represents the positive Credit, if any, that may apply on a Term End Date. For example, if at the end of a Term, the Index Return is 6% and the DPSC is 3%, we apply a Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date. The Index Protection Strategy with DPSC offers Index Options with a DPSC.
●
A Precision Rate also represents the positive Credit, if any, that may apply on a Term End Date. For example, if at the end of a Term, the Index Return is 6% and the Precision Rate is 3%, we apply a Performance Credit of 3%, meaning your Contract Value allocated to that Index Option will increase by 3% since the Term Start Date. The Index Precision Strategy offers Index Options with a Precision Rate.
●
A Cap represents the maximum positive Performance Credit, if any, applied on a Term End Date. For example, if at the end of a Term, the Index Return is 12% and the Cap is 10%, we apply a Performance Credit of 10%, meaning your Contract Value allocated to that Index Option will increase by 10% since the Term Start Date. The Index Protection Strategy with Cap, Index Guard Strategy, and Index Performance Strategy offer Index Options with a Cap. Some Index Performance Strategy multi-year Term Index Options have both a Cap and a Participation Rate (as described below).
●
A Participation Rate is the percentage that is multiplied by a positive Index Return in calculating a positive Performance Credit, if any, subject to any applicable Cap. For example, if at the end of a Term, the Participation Rate is 100%, the Cap is 15%, and the Index Return is 12% (which is lower than the Cap), we apply a Performance Credit of 12% (i.e., 100% x 12%). However, if the Index Return were instead 20% (which is higher than the Cap), we would apply the Cap and a Performance Credit of 15%. Index Performance Strategy multi-year Term Index Options on Contracts issued since April 30, 2021 have both a Cap and a Participation Rate.
The DPSC, Precision Rate, Cap, and/or Participation Rate for an Index Option will change from Term to Term, subject to a specified guaranteed minimum that will not change for the life of that Index Option. Guaranteed minimum DPSC, Precision Rate, Cap, and/or Participation Rate may vary by Index Option.
The lowest DPSCs, Precision Rates, Caps, and Participation Rates that we may establish if we add a new Index Option to the Contract are 0.05%, 0.10%, 0.10%, and 5.00%, respectively.
The current DPSCs, Precision Rates, Caps, and Participation Rates being offered for new Terms of the available Index Options can be located at the following publicly accessible website: https://www.allianzlife.com/indexincomerates. The DPSCs, Precision Rates, Caps, and Participation Rates posted on that website address are incorporated by reference into this prospectus.
Prior to selecting an Index Option, you should evaluate the DPSCs, Precision Rates, Caps, and Participation Rates that we are offering. See “Comparing Crediting Methods” later in this section for additional factors that you should consider when comparing Index Options. Also, see “How We Set Limits on Index Gains and Losses” below for a description of the factors that we consider when setting rates for the Index Options.
For detailed information on how we calculate Index Option Values and Performance Credits, see “Determining Index Option Values” and “Calculating Credits” in section 6, Valuing Your Contract later in this prospectus.
How We Set Limits on Index Gains and Losses
We set DPSCs, Precision Rates, Caps, and Participation Rates in our discretion, subject to applicable guaranteed minimums. When setting these limits on Index gains, we consider a variety of factors, including, but not limited to:
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Term length,
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level of downside protection,
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market volatility,
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our hedging strategies and investment performance,

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
the availability of hedging instruments,
●
the amount of money available to us through Contract fees and expenses to purchase hedging instruments,
●
expenses incurred by the Company,
●
your Index Effective Date,
●
the level of interest rates,
●
utilization of Contract benefits by Owners, and
●
our profitability goals.
We also set the limits on Index losses for new Index Options (e.g., Buffers and Floors) in our discretion, but the Buffer or Floor will be no lower than 5% or -25%, respectively. When setting limits on Index losses, we consider many of the factors listed above, as well as the fact that an Index Option’s limit on Index loss will not change for the life of the Index Option.
Due to a combination of factors, including potential changes in interest rates and other market conditions (e.g., rising inflation), the current economic environment is evolving. The future impact on the rates we declare cannot be predicted with certainty. The effect of a change in interest rates or other market conditions may not be direct or immediate. There may be a lag in changes to DPSCs, Precision Rates, Caps, and Participation Rates. Interest rates could increase, and may cause renewal DPSCs, Precision Rates, Caps, and Participation Rates to decrease.
We manage our obligation to provide Credits in part by trading call and put options, and other derivatives on the available Indexes. The costs of the call and put options and other derivatives vary based on market conditions, and we may adjust future renewal DPSCs, Precision Rates, Caps, and Participation Rates to reflect these cost changes. In some instances, we may need to reduce renewal DPSCs, Precision Rates, Caps, and Participation Rates, or we may need to substitute an Index. You bear the risk that we may reduce DPSCs, Precision Rates, Caps, and Participation Rates, which reduces your opportunity to receive positive Credits.
Terms
We currently offer Index Options with 1-year, 3-year, and 6-year Terms. Not all Term lengths are available for all types of Crediting Methods. Each Crediting Method offers 1-year Terms. The Index Performance Strategy also offers 3-year and 6-year Terms.
Prior to selecting an Index Option, you should evaluate the various Term lengths. You should consider which Term lengths may be appropriate for you based on your liquidity needs, investment time horizon, and financial goals. Investing in Index Options with shorter Terms will provide more opportunities for Credits and transferring Contract Value; however, assuming the same Index and limit on Index loss, Index Options with shorter Terms generally tend to have less potential for Index gains. Conversely, investing in Index Options with longer Terms will provide fewer opportunities for Credits and transferring Contract Value; however, assuming the same Index and limit on Index loss, Index Options with longer Terms generally tend to have more potential for gain. Some of the other factors to consider include:
●
How long you intend to hold the Contract.
●
The Daily Adjustment for 3-year and 6-year Term Index Options may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length.
●
The risk of a negative Daily Adjustment is greater for 3-year and 6-year Term Index Options than for 1-year Term Index Options due to the Term length.
●
3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%.
●
For shorter Term lengths, there is more certainty in both the final Index Values and how Precision Rates, Caps, Buffers, and Floors determine Performance Credits. This means there may be less fluctuation in the Daily Adjustment due to changes in Index return for Index Options with shorter Term lengths.
Amounts must remain in an Index Option until the end of its Term to receive a Credit and to avoid a possible negative Daily Adjustment, potential withdrawal charges, and any applicable tax consequences. The Daily Adjustment applies to full or partial withdrawals (including any financial adviser fees that you choose to have us pay from this Contract) taken from an Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option before the end of a Term. The Daily Adjustment also applies if, before the Term End Date, you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or we deduct Contract fees and expenses. For more information, see section 7, Expenses and Adjustments – Daily Adjustment.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Maturity
We will send you a letter at least 30 days before each Index Anniversary. This letter advises you that current DPSCs, Precision Rates, Caps, and Participation Rates are expiring, and that renewal rates for the next Term Start Date will be available for your review. The Index Anniversary letter also reminds you of your opportunity to transfer your Index Option Values on the upcoming Term End Date. Renewal rates could be higher or lower than your current DPSCs, Precision Rates, Caps, and Participation Rates, subject to the guaranteed minimums. On each Term End Date, you have the option of remaining allocated to your current Index Options at the renewal DPSCs, Precision Rates, Caps, and Participation Rates that we set on the next Term Start Date, or transferring to another permitted Index Option.
At least seven calendar days before each Index Anniversary, we publish renewal rates for the next Term Start Date for your review in your account on our website, and on our public website at https://www.allianzlife.com/indexincomerates. If you do not review renewal rate change information when it is published or take no action to transfer to another permitted Index Option, you will remain allocated to your current Index Options and will automatically become subject to the renewal DPSCs, Precision Rates, Caps, and Participation Rates until the next Term End Date.
For more information regarding your availability to transfer into new Index Options, see section 3, Purchase Payments – Allocation of Purchase Payments and Contract Value Transfers.
Indexes
The Contract currently offers Index Options using the following Indexes. For more information on the Indexes, please see Appendix B – Available Indexes. Please note that Index Values used to calculate Credits are based on the Index’s closing value (for an Index that is a market index) or closing share price (for an Index that is an ETF).
The S&P 500® Index, Russell 2000® Index, Nasdaq-100® Index, and EURO STOXX 50® are all “price return indexes,” not “total return indexes,” and therefore do not reflect dividends paid on the securities composing the Index. This will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50® , this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.
Because Index performance for the iShares® MSCI Emerging Markets ETF is based on the ETF’s closing share price, Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the ETF to underperform a direct investment in the ETF or the securities in which the ETF invests.
S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies.
Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies.
Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The Nasdaq Stock Market, including companies across all major industry groups except the financial industry.
EURO STOXX 50®. The EURO STOXX 50® is comprised of the equity securities of large-capitalization companies in the Eurozone.
iShares® MSCI Emerging Markets ETF. The iShares® MSCI Emerging Markets ETF seeks to track the investment results of the MSCI Emerging Markets Index, which is designed to measure equity market performance in the global emerging markets. The underlying index may include large-and mid-capitalization companies. iShares® MSCI Emerging Markets ETF is an exchange-traded fund. Additional information about iShares® MSCI Emerging Markets ETF is available on the SEC’s website at https://www.sec.gov and copies of that information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Please note that this information is not prepared by us and may be intended for shareholders of the ETF. You will not be a shareholder of the ETF by investing in an Index Option that is linked to the performance of the ETF. You may also request additional information about the ETF from our Service Center or your Financial Professional.
Index Substitutions and Additions
We may substitute a new Index for an existing Index if:
●
the Index is discontinued,

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
we are unable to use the Index because, for example, changes to an Index make it impractical or expensive to purchase derivative hedging instruments to hedge the Index, or we are not licensed to use the Index, or
●
the method of calculation of the Index Values changes substantially, resulting in significantly different Index Values and performance results. This could occur, for example, if an Index altered the types of securities tracked, or the weighting of different categories of securities.
If we add or substitute an Index, we first seek any required regulatory approval from each applicable state insurance regulator and then provide you with written notice. We also provide you with written notice if an Index changes its name. Index substitutions can occur either on a Term Start Date or during a Term. If we substitute an Index during a Term, we will combine the return of the previously available substituted Index from the Term Start Date to the substitution date with the return of the new Index from the substitution date to the Term End Date. If we substitute an Index during a Term:
●
we do not change the Charge Base we use to calculate the product and rider fees, and
●
the Buffers, Floors, DPSCs, Precision Rates, Caps, and Participation Rates for the substituted Index will apply to the new Index. We do not change the Buffers, Floors, DPSCs, Precision Rates, Caps, or Participation Rates that were in effect on the Term Start Date.
Similarly, if we substitute an Index on a Term Start Date, the applicable Buffer, Floor, and minimum DPSC, Precision Rate, Cap, or Participation Rate will not change.
Changes to DPSCs, Precision Rates, Caps, and Participation Rates associated with the new Index, if any, may occur at the next regularly scheduled Term Start Date, subject to their respective minimums.
The selection of a substitution Index is in our discretion; however, it is anticipated that any substitute Index will be substantially similar to the Index it is replacing and we will substitute any equity Index with a broad-based equity index. In the event a suitable replacement Index is not available, after seeking any required regulatory approval, we will provide you written notice and information regarding the remaining available Index Options.
Index Historical Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years, as well as the Index returns after applying a hypothetical 5% Cap and a hypothetical 10% Buffer. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.
The performance below is NOT the performance of any Index Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Options, and does not reflect Contract fees and expenses, including the withdrawal charge and Daily Adjustment, which may reduce performance.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

*
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

*
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

*
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index.

*
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. This Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

*
This Index is an ETF. Index Values are based on the ETF’s closing share price. Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect the dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.
How the Crediting Methods Work
The Index Protection Strategy with DPSC provides a Credit using the “point-to-point with step-up” method of calculation. You receive a Credit equal to the DPSC if the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return. If the current Index Value is less than it was on the Term Start Date, the Credit is zero.
The Index Protection Strategy with Cap provides a Protection Credit using the “point-to-point with Cap” method of calculation.
●
If the Index Return is positive, the Protection Credit is equal to the Index Return up to the Cap.
●
If the Index Value on the Term End Date is equal to or less than the Index Value on the Term Start Date, the Protection Credit is zero.
The Index Precision Strategy provides a Performance Credit using the “point-to-point with step-up” method of calculation.
●
If the Index Value on the Term End Date is equal to or greater than the Index Value on the Term Start Date, regardless of the amount of actual Index Return, the Performance Credit is equal to the Precision Rate.
●
If the Index Return is negative and the loss:
−
is less than or equal to the 10% Buffer, the Performance Credit is zero. We absorb any loss up to the 10% Buffer.
−
extends beyond the 10% Buffer, the negative Performance Credit is equal to the negative Index Return plus the 10% Buffer. You participate in any losses in excess of the 10% Buffer.
The Index Guard Strategy provides a Performance Credit using the “point-to-point with Cap” method of calculation.
●
If the Index Return is positive, the Performance Credit is equal to the Index Return up to the Cap.
●
If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
●
If the Index Return is negative, the negative Performance Credit is equal to the negative Index Return down to the -10% Floor. You participate in any losses down to the -10% Floor. We absorb any negative Index Return beyond the -10% Floor.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

The Index Performance Strategy provides a Performance Credit. The 1-year Term Index Options, and 3-year Term Index Options for Contracts issued before April 30, 2021, use the “point-to-point with Cap” method of calculation. The 3-year and 6-year Term Index Options for Contracts issued since April 30, 2021, use the “point-to-point with Cap and enhanced upside” method of calculation.
●
If the Index Return is positive, the Performance Credit is equal to:
−
the Index Return up to the Cap for a 1-year Term.
−
the Index Return up to the Cap for a 3-year Term available to Contracts issued before April 30, 2021. If a 3-year Term is uncapped, the Performance Credit is equal to the Index Return. We apply the Cap for the entire Term length; we do not apply the Cap annually on a 3-year Term.
−
the Index Return multiplied by the Participation Rate, up to the Cap for a 3-year or 6-year Term available to Contracts issued on or after April 30, 2021. If the 3-year or 6-year Term is uncapped, the Performance Credit is equal to the Index Return multiplied by the Participation Rate. We apply the Participation Rate and Cap for the entire Term length; we do not apply the Participation Rate and Cap annually on a 3-year or 6-year Term.
●
If the Index Value on the Term End Date is equal to the Index Value on the Term Start Date, the Performance Credit is zero.
●
If the Index Return is negative and the loss:
−
is less than or equal to the 10% or 20% Buffer, the Performance Credit is zero. We absorb any loss up to the 10% or 20% Buffer. We apply the Buffer for the entire Term length; we do not apply the Buffer annually on a 3-year or 6-year Term Index Option.
−
extends beyond the 10% or 20% Buffer, the negative Performance Credit is equal to the negative Index Return plus the 10% or 20% Buffer. You participate in any losses in excess of the 10% or 20% Buffer.

● The Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy allow negative
Performance Credits. As a result, you could lose a significant amount of money in the form of negative
Performance Credits if an Index declines in value. The maximum potential negative Performance Credit is:
-90% with a 10% Buffer; -80% with a 20% Buffer; and -10% with the Floor.

● Because we calculate Index Returns only on a single date in time, you may experience negative or flat performance even though the Index you selected for a given Crediting Method experienced gains through some, or most, of the Term.

● If a 3-year or 6-year Term Index Option is “uncapped” for one Term (i.e., we do not declare a Cap for that
Term) it does not mean that we will not declare a Cap for it on future Term Start Dates. On the next Term Start
Date we can declare a Cap for the next Term, or declare it to be uncapped.

Comparing Crediting Methods
The Crediting Methods have different risk and return potentials.
What is the asset protection?
Index Protection Strategy with DPSC	• Most protection. • If the Index loses value, the Credit is zero. You do not receive a negative Credit.
Index Protection Strategy with Cap	• Most protection. • If the Index loses value, the Protection Credit is zero. You do not receive a negative Protection Credit.
Index Precision Strategy
• Less protection than the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, and Index Guard Strategy. Protection may be equal to or less than what is available with the Index
Performance Strategy depending on the Index Option.
• Buffer absorbs 10% of loss, but you receive a negative Performance Credit for losses greater than
10%.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the 10% Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Precision Strategy than with the Index Guard Strategy.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

What is the asset protection?
Index Guard Strategy
• Less protection than the Index Protection Strategy with DPSC and Index Protection Strategy with
Cap, but more than Index Precision Strategy and Index Performance Strategy.
• Permits a negative Performance Credit down to the -10% Floor.
• Protection from significant losses.
• More sensitive to smaller negative market movements that persist over time because the -10% Floor reduces the impact of large negative market movements.
• In an extended period of smaller negative market returns, the risk of loss is greater with the Index
Guard Strategy than with the Index Precision Strategy and Index Performance Strategy.
• Provides certainty regarding the maximum loss in any Term.

Index Performance Strategy
• Less protection than the Index Protection Strategy with DPSC, Index Protection Strategy with Cap, and Index Guard Strategy. 3-year Term Index Options with a 20% Buffer have more protection than what is available with the Index Precision Strategy.
• Buffer absorbs 10% or 20% of loss depending on the Index Option you select, but you receive a negative Performance Credit for losses greater than the Buffer.
• Potential for large losses in any Term.
• More sensitive to large negative market movements because small negative market movements are absorbed by the Buffer. In a period of extreme negative market performance, the risk of loss is greater with the Index Performance Strategy than with the Index Guard Strategy.
• In extended periods of moderate to large negative market performance, 3-year and 6-year Terms may provide less protection than the 1-year Terms because, in part, the Buffer is applied over a longer period of time.

What is the growth opportunity?
Index Protection Strategy with DPSC
• Growth opportunity limited by the DPSCs.
• May perform best in periods of small positive market movements relative to the other Crediting
Methods, because such small positive market movements may result in positive Credits that are greater than the Index Return while also providing complete protection from any Index losses. May have lower return potential compared to other Crediting Methods.
• DPSCs will generally be less than Precision Rates and Caps.

Index Protection Strategy with Cap
• Growth opportunity limited by the Caps.
• May perform best in periods of small positive market movements relative to the other Crediting
Methods, because such small positive market movements would result in positive Protection Credits while also providing complete protection from any Index losses.
• Generally more growth opportunity than the Index Protection Strategy with DPSC, but less than the
Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy.
• Caps will generally be greater than DPSCs, but less than the Index Precision Strategy’s Precision
Rates and Caps for the Index Guard Strategy and Index Performance Strategy.

Index Precision Strategy
• Growth opportunity limited by the Precision Rates.
• May perform best in periods of small positive market movements.
• Generally more growth opportunity than the Index Protection Strategy with DPSC and Index
Protection Strategy with Cap.
• Growth opportunity may be more or less than the Index Guard Strategy or Index Performance
Strategy depending on Precision Rates and Caps.

Index Guard Strategy
• Growth opportunity limited by the Caps.
• May perform best in a strong market.
• Growth opportunity that generally may be matched or exceeded only by the Index Performance
Strategy. However, growth opportunity may be more or less than the Index Precision Strategy or
Index Performance Strategy depending on Precision Rates and Caps.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

What is the growth opportunity?
Index Performance Strategy
• Growth opportunity limited by the Caps and/or Participation Rates. We do not apply the Cap annually on 3-year and 6-year Term Index Options. If we do not declare a Cap for a 3-year or 6-year Term
Index Option, there is no maximum limit on the positive Index Return for that Index Option. In addition, you can receive more than the positive Index Return if the Participation Rate applies and is greater than its 100% minimum. However, the Participation Rate cannot boost Index
Returns beyond a declared Cap.
• May perform best in a strong market.
• Generally, the most growth opportunity. However, growth opportunity may be less than the Index
Precision Strategy or Index Guard Strategy depending on Precision Rates, Caps, and/or Participation
Rates.

What can change within a Crediting Method?
Index Protection Strategy with DPSC	• Renewal DPSCs for existing Contracts can change on each Term Start Date. – 1-year Term has a 0.50% minimum DPSC.
Index Protection Strategy with Cap	• Renewal Caps for existing Contracts can change on each Term Start Date. – 1-year Term has a 0.50% minimum Cap.
Index Precision Strategy
• Renewal Precision Rates for existing Contracts can change on each Term Start Date.
– 1-year Term has a 3% minimum Precision Rate.
• The 10% Buffers for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract, we establish the Buffer for it on the date we add the Index Option to your Contract. The minimum Buffer is 5% for a new Index Option.

Index Guard Strategy
• Renewal Caps for existing Contracts can change on each Term Start Date.
– 1-year Term has a 3% minimum Cap.
• The -10% Floors for the currently available Index Options cannot change. However, if we add a new
Index Option to your Contract, we establish the Floor for it on the date we add the Index Option to your Contract. The minimum Floor is -25% for a new Index Option.

Index Performance Strategy
• Renewal Caps and/or Participation Rates for existing Contracts can change on each Term Start Date.
– 1-year Term with 10% Buffer has a 3% minimum Cap.
– For Contracts issued before April 30, 2021, the 3-year Term with 20% Buffer has a 5% minimum
Cap.
– For Contracts issued since April 30, 2021, the 3-year Term with 10% or 20% Buffer has a 5%
minimum Cap, and 100% minimum Participation Rate.
– For Contracts issued since April 30, 2021, the 6-year Term with 10% Buffer has a 10% minimum
Cap, and 100% minimum Participation Rate.
• The 10% and 20% Buffers for the currently available Index Options cannot change. However, if we add a new Index Option to your Contract, we establish the Buffer for it on the date we add the Index
Option to your Contract. The minimum Buffer is 5% for a new Index Option.

• For any Index Option with the Index Precision Strategy or Index Performance Strategy, you participate in any negative Index Return in excess of the Buffer, which reduces your Contract Value. For example, for a 10% Buffer we absorb the first -10% of Index Return and you could lose up to 90% of the Index Option Value. However, for any
Index Option with the Index Guard Strategy, we absorb any negative Index Return in excess of the -10% Floor, so your maximum loss is limited to -10% of the Index Option Value due to negative Index Returns.

• DPSCs, Precision Rates, Caps, and Participation Rates as set by us from time-to-time may vary substantially based on market conditions. However, in extreme market environments, it is possible that all DPSCs, Precision Rates, Caps, and Participation Rates will be reduced to their respective minimums of 0.50%, 3%, 5%, 10%, or 100% as stated in the table above.

• DPSCs, Precision Rates, Caps, and Participation Rates can be different from Index Option to Index Option depending on the Index Effective Date. For example, assume that on August 3, 2020 we set Caps for the Index
Performance Strategy 1-year Term with 10% Buffer using the S&P 500® Index as follows:

– 13% initial rate for new Contracts issued in 2020,
– 14% renewal rate for existing Contracts issued in 2019, and
– 12% renewal rate for existing Contracts issued in 2018.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Bar Chart Examples of Crediting Method Performance
The following examples illustrate how we calculate and apply Credits under each Index Crediting Method assuming hypothetical Index Returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals are taken.

A closer look at the Index **Protection** Strategy with DPSC and Index **Protection** Strategy with Cap: 1-Year Term

PERFORMANCE POTENTIAL with DPSC ...
PERFORMANCE POTENTIAL with Cap ...
... and a level of PROTECTION
4% DPSC
0%
2%
4%
14%
4%
5% Cap
0%
2%
2%
14%
5%
0%
-7%
0%
-14%
0%
POSSIBLE OUTCOME 1:
If the annual Index Return is zero or positive, which means the value of the Index remained the same or increased, the credit would be equal to the entire DPSC.
POSSIBLE OUTCOME 2:
If the annual Index Return is positive and exceeds the DPSC, the credit would be equal to the DPSC.
POSSIBLE OUTCOME 3:
If the annual Index Return is positive, but less than the declared Cap, the annual Protection Credit would be equal to the Index Return.
POSSIBLE OUTCOME 4:
If the annual Index Return exceeds the declared Cap, a Protection Credit equal to the Cap would be applied.
POSSIBLE OUTCOME 5:
If the annual Index Return is negative, the credit would be zero and there would be no loss of principal due to negative Index Returns.
Index Return
DPSC
Protection Credit %

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

5. The Variable Option’s Underlying Fund
Information regarding the AZL Government Money Market Fund, including its (i) investment objective, (ii) investment adviser and subadviser, (iii) current expenses, and (iv) performance is available in Appendix A – Investment Options Available Under the Contract. The Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectus for the Fund carefully before investing. The Fund’s prospectus and other information can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, by sending an email request to prospectus.request@allianzlife.com, or by contacting your Financial Professional.
There are potential risks associated with the Fund and its investment strategies. Depending on market conditions, you can gain or lose value by investing in the Variable Option. In the future, we may add, eliminate or substitute underlying funds to the extent permitted by the federal securities laws and, when required, the SEC.
Currently, the Fund is not a publicly available mutual fund. It is available only through variable annuity contracts or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. A material conflict of interest may arise between insurance companies, owners of

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

different types of contracts, and retirement plans or their participants. The Fund’s Board of Directors monitors for material conflicts, and determines what action, if any, should be taken to address any conflicts.
The name, investment objectives and policies may be similar to the names, investment objectives and policies of other portfolios managed by the same investment advisers. Although the names, objectives and policies may be similar, the Fund’s investment results may be higher or lower than these other portfolios’ results. The investment advisers cannot guarantee, and make no representation, that these similar portfolios’ investment results will be comparable even though the Fund has the same name, investment advisers, objectives, and policies.
The Fund pays 12b-1 fees to the Contracts’ distributor, our affiliate, Allianz Life Financial Services, LLC, for distribution and/or administrative services. In addition, we may enter into certain arrangements under which we, or Allianz Life Financial Services, LLC, are compensated by the Fund’s advisers, distributors and/or affiliates for administrative services and benefits we provide to the Fund. The compensation amount usually is based on the aggregate assets in the Fund attributable to contracts we issue or administer. Some advisers may pay us more or less than others. The maximum service fee we currently receive from any underlying fund or affiliate thereof in any variable annuity contract we offer is 0.25% annually.
Allianz Investment Management LLC, the Fund’s investment adviser, is affiliated with us through common ownership.
Substitution and Limitation on Holdings
We may substitute another underlying fund for the Fund for any reason in our sole discretion. To the extent required by the Investment Company Act of 1940 or other applicable law, we do not substitute any shares without SEC approval (if required) and providing you notice. A new or substitute underlying fund may have different fees and expenses. We may limit the amount of additional Purchase Payments that may be held in the Variable Option if marketing, tax, or investment considerations warrant, or for any reason in our sole discretion. We may also close the Variable Option. However, we will always offer a variable investment option under the Contract. The Fund may discontinue offering its shares in the future.
Excessive Trading and Market Timing
Currently, the Contract does not offer any variable investment options to which you can allocate money. As such, and given the design of the Contract, we do not believe there to be a risk of excessive trading and market timing. However, if we were to offer multiple variable investment options in the future, they would be subject to the following provisions.

We discourage and do not accommodate frequent transfers. We may restrict or modify your right to make transfers to prevent any use that we consider to be part of a market timing program.
Frequent transfers, programmed transfers, transfers into and then out of a variable investment option in a short period of time, and transfers of large amounts at one time (collectively referred to as “potentially disruptive trading”) may have harmful effects for other Owners, Annuitants and Beneficiaries. These risks and harmful effects include the following:
●
Dilution of the interests of long-term investors in a variable investment option, if market timers or others transfer into a variable investment option at prices that are below their true value, or transfer out at prices above their true value.
●
An adverse effect on portfolio management, such as causing an underlying fund to maintain a higher level of cash or causing an underlying fund to liquidate investments prematurely.
●
Increased brokerage and administrative expenses for an underlying fund.
We attempt to protect our Owners against potentially disruptive trading through our Excessive Trading and Market Timing policies and procedures. Under these policies and procedures, we may modify your transfer privileges for some or all of the variable investment options as follows:
●
Limit transfer frequency (for example, prohibit more than one transfer a week, or more than two a month, etc.).
●
Restrict the transfer method (for example, requiring all transfers be sent by first-class U.S. mail and rescinding electronic transfer privileges).
●
Require a minimum time period between each transfer into or out of the same variable investment option. Our current Excessive Trading and Market Timing policy, which is subject to change without notice, prohibits “round trips” within 14 calendar days. We do not include transfers into and/or out of the Variable Option when available in your Contract or any automatic transfers made under any of our programs or Contract features. Round trips are transfers into and back out of the same variable investment option, or transfers out of and back into the same variable investment option.
●
Refuse transfer requests made on your behalf by an asset allocation and/or market timing service.
●
Limit the dollar amount of any single Purchase Payment or transfer request to a variable investment option.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
Prohibit transfers into specific variable investment options.
●
Impose other limitations or restrictions to the extent permitted by federal securities laws.
We also reserve the right to reject any specific Purchase Payment allocation or transfer request from any person if in the investment adviser’s, subadviser’s or our judgment, an underlying fund may be unable to invest effectively in accordance with its investment objectives and policies. This could occur, for example, where frequent or rapid trading causes the investment adviser to hold an excess of uninvested cash to meet redemption requests, or to sell investment positions to fund redemptions, thereby affecting underlying fund returns. Similarly, rapid or frequent trading may cause an underlying fund to incur excessive transaction fees, which also could affect performance.
We retain some discretion in determining what actions constitute potentially disruptive trading and in determining when and how to impose trading restrictions. Currently, we attempt to deter disruptive trading as follows. If a transfer(s) is/are identified as potentially disruptive trading, we may (but are not required to) send a warning letter. If the conduct continues and we determine it constitutes disruptive trading, we also impose transfer restrictions. Transfer restrictions may include refusing electronic transfers and requiring all transfers be sent by first-class U.S. mail. If the disruptive trading affects only a single variable investment option, we may prohibit transfers into or Purchase Payment allocations to that variable investment option. We do not enter into agreements permitting market timing and would not permit activities determined to be disruptive trading to continue. We also reserve the right to impose transfer restrictions if we determine, in our sole discretion, that transfers disadvantage other Owners. We notify you in writing if we impose transfer restrictions on you.
We adopted these policies and procedures as a preventative measure to protect all Owners from the potential effects of disruptive trading, while also abiding by your legitimate interest in diversifying your investment and making periodic asset re-allocations based on your personal situation or overall market conditions. We attempt to protect your interests in making legitimate transfers by providing reasonable and convenient transfer methods that do not harm other Owners.
We may make exceptions when imposing transfer restrictions if we determine a transfer is appropriate, although it may technically violate our policies and procedures discussed here. In determining if a transfer is appropriate, we may, but are not required to, take into consideration its relative size, whether it was purely a defensive transfer into the Variable Option, and whether it involved an error or similar event. We may also reinstate electronic transfer privileges after we revoke them, but we do not reinstate these privileges if we believe they might be used for future disruptive trading.
We cannot guarantee the following:
●
Our monitoring will be 100% successful in detecting all potentially disruptive trading activity.
●
Revoking electronic transfer privileges will successfully deter all potentially disruptive trading.
In addition, some of the underlying funds are available to other insurance companies and we do not know if they adopted policies and procedures to detect and deter potentially disruptive trading, or what their policies and procedures might be. Because we may not be completely successful at detecting and preventing market timing activities, and other insurance companies that offer the variable investment options may not have adopted adequate market timing procedures, there is some risk that market timing activity may occur and negatively affect other Owners.
We may, without prior notice to any party, take whatever action we deem appropriate to comply with any state or federal regulatory requirement. In addition, purchase orders for an underlying fund’s shares are subject to acceptance by that underlying fund’s manager. We reserve the right to reject, without prior notice, any variable investment option transfer request or Purchase Payment if the purchase order is rejected by the investment manager. We have entered into agreements required under SEC Rule 22c-2 (Rule 22c-2 agreements) whereby, upon request by an underlying fund or its designee, we must provide information about you and your trading activities to the underlying fund or its designee. Under the terms of the Rule 22c-2 agreements, we are required to: (1) provide details concerning every purchase, redemption, transfer, or exchange of variable investment options during a specified period; and (2) restrict your trading activity if the party receiving the information so requests. Under certain Rule 22c-2 agreements, if we fail to comply with a request to restrict trading activity, the underlying fund or its designee may refuse to accept buy orders from us until we comply.
Underlying funds may add or change policies designed to restrict market timing activities. For example, underlying funds may impose restrictions on transfers between underlying funds in an affiliated group if the investment adviser to one or more of the underlying funds determines that the person requesting the transfer has engaged, or is engaging in, market timing or other abusive trading activities. In addition, an underlying fund may impose a short-term trading fee on purchases and sales within a specified period. You should review the underlying funds’ prospectuses regarding any applicable transfer restrictions and the imposition of any fee to discourage short-term trading. The imposition of these restrictions would occur as a result of underlying fund restrictions and actions taken by the underlying funds’ managers.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

This Contract is not designed for professional market timing organizations, or other persons using programmed, large, or frequent transfers, and we may restrict excessive or inappropriate transfer activity.

The retention of some level of discretion by us may result in disparate treatment among persons engaging in potentially disruptive trading, and it is possible that some persons could experience adverse consequences if others are able to engage in potentially disruptive trading practices that have negative effects.
Voting Privileges
We legally own the Fund shares held in the Separate Account. However, when the Fund holds a shareholder vote that affects your investment, we ask you to give us voting instructions. We then vote all of our shares, including any we own on our behalf, in proportion to those instructions. Because most Owners do not give us instructions and we vote shares proportionally, a small number of Owners may determine a vote’s outcome. If we determine we no longer need to get your voting instructions, we will decide how to vote the shares. Only Owners have voting privileges. Annuitants, Beneficiaries, Payees and other persons have no voting privileges unless they are also Owners. We determine your voting interest based on the dollar value of the Fund shares attributable to your Contract. We calculate this based on the number and value of accumulation units for your Contract on the record date. We count fractional units. You will receive proxy materials and a voting instruction form.

6. Valuing Your Contract
Your Contract Value is the total of the Variable Account Value and all Index Option Values.
Variable Account Value increases when….	Variable Account Value decreases when….
• we hold assets in the Variable Option on an interim basis
before transferring them to your selected Index Option(s), or due to a Contract Value increase associated with the death of a Determining Life, or
• there is positive Fund performance

• you take assets out of the Variable Option by withdrawal
(including financial adviser fees that you choose to have us pay from this Contract),
• we transfer assets held in the Variable Option on an interim basis to your selected Index Option(s) according to Purchase
Payment default instructions,
• there is negative Fund performance, or
• we deduct Contract fees and expenses

Contract fees and expenses we deduct from the Variable Option include the product fee, rider fee, contract maintenance charge, and withdrawal charge as described in section 7, Expenses and Adjustments. Financial adviser fees that you choose to have us pay from this Contract are described in section 1, The Contract.

The Variable Option does not provide any protection against loss of principal. You can lose principal and previous earnings for Purchase Payments held in the Variable Option. These losses can be significant.
Index Option Values increase when….	Index Option Values decrease when….
• you add assets to an Index Option by Purchase Payment or
Contract Value transfer,
• we transfer assets held in the Variable Option on an interim basis to your selected Index Option according to Purchase
Payment default instructions, or
• you receive a positive Credit or Daily Adjustment

• you take assets out of an Index Option by withdrawal
(including any financial adviser fees that you choose to have us pay from this Contract) or Contract Value transfer,
• you receive a negative Credit or Daily Adjustment, or
• we deduct Contract fees and expenses

Contract fees and expenses we deduct from the Index Options include the product fee, rider fee, contract maintenance charge, and withdrawal charge as described in section 7, Expenses and Adjustments. Financial adviser fees that you choose to have us pay from this Contract are described in section 1, The Contract.

We apply transfers of Contract Value and Purchase Payments to the Index Options on the Index Effective Date and Index Anniversaries. We apply Credits to the Index Options on the Term End Dates. Contract expenses are deducted at different times during the Index Year as stated in section 7, Expenses and Adjustments. We pay financial adviser fees to your Financial Professional or the Financial Professional’s firm upon written request as stated in section 1, The Contract. The Daily Adjustment applies to the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on any Business Day other than the Term Start Date or the Term End Date. The Daily Adjustment does not apply to the Index Protection Strategy with DPSC or Index Protection Strategy with Cap.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Credits are subject to the applicable Buffer, Floor, DPSC, Precision Rate, Cap, and/or Participation Rate. Positive Credits are not guaranteed. Performance Credits can be negative after application of the 10% or 20% Buffer for any Index Option with the Index Precision Strategy or Index Performance Strategy, or negative down to the -10% Floor for any Index Option with the Index Guard Strategy. A negative Performance Credit means that you can lose principal and previous earnings. These losses can be significant.
We require that the Contract Value after a partial withdrawal must be at least $2,000.* We treat a partial withdrawal that reduces the Contract Value below this minimum as a full withdrawal.
*
Does not apply to Income Payments or RMD payments under our minimum distribution program.
Determining Variable Account Value
The Separate Account holds Purchase Payments held in the Variable Option before we transfer them to the Index Options. The Variable Option is a subaccount of the Separate Account and is the only variable investment option under the Contract. The Variable Option invests exclusively in the shares of the AZL Government Money Market Fund. Contract Value held in the Variable Option will vary based on the investment experience of the AZL Government Money Market Fund. As a result, there is a risk of loss of the entire amount invested in the Variable Option.
We convert amounts allocated to the Variable Option into subaccount accumulation units. The daily value of a unit in the Variable Option (accumulation unit value) is based, in part, on the daily net asset value of the Fund. The Fund’s net asset value reflects the performance of the Fund’s portfolio and the deduction of the Fund’s operating expenses. The accumulation unit value also reflects the deduction of certain charges under the Contract, as described below. The accumulation unit value for the Variable Option is typically determined at the end of each Business Day. Purchase Payments received by us before the end of a Business Day will be priced based on the accumulation unit value calculated at the end of that Business Day. Any such Purchase Payments received by us at or after the end of a Business Day will be priced based on the accumulation unit value calculated at the end of the next Business Day.
We calculate your Variable Account Value at the end of each Business Day by multiplying the number of accumulation units attributable to your Contract by the accumulation unit value for that Business Day.
On the Issue Date, the number of accumulation units attributable to your Contract was equal to the amount allocated to the Variable Option divided by its accumulation unit value. At the end of each Business Day, the number of subaccount accumulation units:
●
increases when:
−
we hold assets in the Variable Option on an interim basis before transferring them to your selected Index Option(s), or due to a Contract Value increase associated with the death of a Determining Life; and
●
decreases when:
−
you remove assets from the Variable Option by taking a withdrawal (including financial adviser fees that you choose to have us pay from this Contract), or
−
we transfer assets held in the Variable Option on an interim basis to your selected Index Option(s) according to Purchase Payment default instructions, or we deduct Contract fees and expenses.
We arbitrarily set the initial accumulation unit value for the Variable Option. At the end of each Business Day, we determine the new accumulation unit value for the Variable Option by multiplying the prior Business Day’s accumulation unit value by the Fund’s percentage change in price (which is the change in net asset value) since the prior Business Day. The percentage change in price includes the Fund’s market performance.
Example
●
We receive at our Service Center an additional Purchase Payment of $3,000 from you before the end of the Business Day.
●
When the New York Stock Exchange closes on that Business Day, we determine that the accumulation unit value is $13.25 for the Variable Option.
●
We then divide $3,000 by $13.25 and credit your Contract that night with 226.415094 subaccount accumulation units for the Variable Option.
Determining Index Option Values
We calculate an Index Option Value for each Index Option at the end of each Business Day. Generally, the Index Option Value on any Business Day other than the Term Start Date or the Term End Date is equal to the Index Option Base plus any applicable Daily Adjustment. However, the Daily Adjustment does not apply to any Index Option with the Index

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Protection Strategy with DPSC or Index Protection Strategy with Cap. The Daily Adjustment can be positive, zero, or negative and is discussed in section 7, Expenses and Adjustments - Daily Adjustment.
On the first Term Start Date, both the Index Option Value and the Index Option Base for each of your selected Index Options are initially equal to the amount of:
●
any Purchase Payment received that day which you allocated to that Index Option, and
●
any Contract Value transferred into that Index Option.
At the end of each subsequent Business Day for each selected Index Option, we first either apply:
●
the Daily Adjustment if this is not the Term End Date and this is an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, or
●
a Credit if this is the Term End Date.
We calculate Credits as described under “Calculating Credits” in this section and apply them as follows:
●
We multiply each Index Option Base by its Credit and add this amount to its Index Option Base.
●
Then we set each Index Option Value equal to its new Index Option Base.
Lastly, we increase and/or decrease each Index Option Base and Index Option Value for additional Purchase Payments, transfers, partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses.
●
Additional Purchase Payments received on the Term End Date and allocated to this Index Option, and transfers of Variable Account Value or Index Option Value into this Index Option, increase these values by the dollar amount allocated or transferred.
●
Transfers out of this Index Option reduce these values by the dollar amount removed from the Index Option.
●
Partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses reduce these values by the dollar amount withdrawn from the Index Option.
−
We deduct partial withdrawals you take (including financial adviser fees that you choose to have us pay from this Contract and any withdrawal charge), and deductions we make for Contract fees and expenses from the Index Options proportionately based on the percentage of Contract Value in each Index Option using values determined at the end of the Business Day before we process the withdrawal or deduct the Contract expense. However, if you specifically direct us to take a partial withdrawal from a specific Index Option we reduce that Index Option Value by the dollar amount you specify (including any withdrawal charge).
−
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value. The reduction to the Index Option Base may be greater than the value withdrawn or otherwise deducted from the Index Option Value.
Example
●
Your Contract Value is $100,000 and you selected two Index Options. The first Index Option has an Index Option Value of $75,000 and an Index Option Base of $72,000. The second Index Option has an Index Option Value of $25,000 and an Index Option Base of $22,000. You take a $10,000 partial withdrawal (including any withdrawal charge).

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
This partial withdrawal reduces your Index Option Value by the percentage of Contract Value in each Index Option (Index Option Value ÷ Contract Value).
−
For the first Index Option this percentage is 75% ($75,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $7,500 ($10,000 x 75%). For the second Index Option this percentage is 25% ($25,000 ÷ $100,000) and the $10,000 partial withdrawal reduces this value by $2,500 ($10,000 x 25%).
●
We then reduce each Index Option Base by the same percentage that the amount withdrawn reduced its associated Index Option Value (amount withdrawn from Index Option Value ÷ Index Option Value).
−
For the first Index Option this percentage is 10% ($7,500 ÷ $75,000) and the $10,000 partial withdrawal reduces this value by $7,200 ($72,000 x 10%). For the second Index Option this percentage is also 10% ($2,500 ÷ $25,000) and the $10,000 partial withdrawal reduces this value by $2,200 ($22,000 x 10%).
●
Deductions we make for Contract fees and expenses also reduce these values proportionately in the same way as a partial withdrawal.

	First Index Option		Second Index Option
	Index Option Value	Index Option Base	Index Option Value	Index Option Base
Prior to partial withdrawal	$ 75,000	$ 72,000	$ 25,000	$ 22,000
$10,000 partial withdrawal	– $7,500	– $7,200	– $2,500	– $2,200
After partial withdrawal	$ 67,500	$ 64,800	$ 22,500	$ 19,800

● Amounts removed from the Index Options during the Term for partial withdrawals you take (including any financial adviser fees that you choose to have us pay from this Contract) and deductions we make for Contract fees and expenses do not receive a Credit on the Term End Date. However, the remaining amount in the Index
Options is eligible for a Credit on the Term End Date.

● You cannot specify from which Index Option or the Variable Option we deduct Contract fees and expenses; we deduct Contract fees and expenses from each Index Option and the Variable Option proportionately based on its percentage of Contract Value. However, you can specify from which Index Option or the Variable Option we deduct a partial withdrawal and any financial adviser fees that you choose to have us pay from this Contract. There is no consistent financial advantage to providing partial withdrawal deduction instructions.

Calculating Credits
We base Credits on Index Values and Index Returns. We measure Index Values on the Term Start Date and Term End Date using the Index’s price at the end of the Business Day as provided by Bloomberg or another market source if Bloomberg is not available. If the Term Start Date or Term End Date is a non-Business Day we use the next Business Day’s Index price. If you select the EURO STOXX 50®, we determine Index Returns without any exchange rate adjustment. Because we calculate Index Returns only on Term End Dates, the Index Return does not necessarily reflect the highest or lowest Index Values that occurred during the Term.
Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Protection Strategy with DPSC 1-year Term	Credit is zero.	Credit is equal to the DPSC set on the Term Start Date.
Index Protection Strategy with Cap 1-year Term	Protection Credit is zero.
Protection Credit is equal to the Index Return up to
the Cap set on the Term Start Date.
Assume the Cap is 5%. If the Index Return is…
• 0%, the Protection Credit is zero.
• 4%, the Protection Credit is 4%.
• 12%, the Protection Credit is 5%.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Precision Strategy 1-year Term	Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. If the Index Return is… • -8%, the Performance Credit is zero. • -12%, the Performance Credit is -2%.	Performance Credit is equal to the Precision Rate set on the Term Start Date.
Index Guard Strategy 1-year Term	Performance Credit is equal to the negative Index Return subject to the -10% Floor. If the Index Return is… • -8%, the Performance Credit is -8%. • -12%, the Performance Credit is -10%.
Performance Credit is equal to the Index Return up
to the Cap set on the Term Start Date.
Assume the Cap is 8%. If the Index Return is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.

Index Performance Strategy 1-year Term	Performance Credit is equal to the negative Index Return in excess of the 10% Buffer. If the Index Return for the year is… • -8%, the Performance Credit is zero. • -12%, the Performance Credit is -2%.
Performance Credit is equal to the Index Return up
to the Cap set on the Term Start Date.
Assume the Cap for the 1-year Term is 8%. If the
Index Return for the year is…
• 0%, the Performance Credit is zero.
• 6%, the Performance Credit is 6%.
• 12%, the Performance Credit is 8%.

Index Performance Strategy 3-year Term with 20% Buffer
Performance Credit is equal to the negative Index
Return in excess of the 20% Buffer.
If the Index Return for the Term is…
• -19%, the Performance Credit is zero.
• -24%, the Performance Credit is -4%.

Performance Credit is equal to the Index Return up
to any Cap set on the Term Start Date.
Assume the Cap for the 3-year Term is 80%. If the
Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 80%. If instead,
the 3-year Term is uncapped the Performance
Credit would be 90%.

Index Performance Strategy 3-year Term with 10% or 20% Buffer and Participation Rate
Performance Credit is equal to the negative Index
Return in excess of the 10% or 20% Buffer.
Assume you select a 3-year Term Index Option with
10% Buffer. If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.
Instead assume you select a 3-year Term Index
Option with 20% Buffer, and the Index Return for
the Term is…
• -19%, the Performance Credit is 0%.
• -24%, the Performance Credit is -4%.

Performance Credit is equal to the Index Return
multiplied by the Participation Rate, up to any Cap
set on the Term Start Date.
Assume the Participation Rate is 100% and the Cap
is 80%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 80%.
If instead, the Participation Rate is 110% and the
3-year Term is uncapped, and the Index Return for
the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Crediting Method and Term Length	If Index Value is less than it was on the Term Start Date (i.e., Index Return is negative):	If Index Value is equal to or greater than it was on the Term Start Date (i.e., Index Return is zero or positive):
Index Performance Strategy 6-year Term with 10% Buffer and Participation Rate
Performance Credit is equal to the negative Index
Return in excess of the 10% Buffer.
If the Index Return for the Term is…
• -19%, the Performance Credit is -9%.
• -24%, the Performance Credit is -14%.

Performance Credit is equal to the Index Return
multiplied by the Participation Rate, up to any Cap
set on the Term Start Date.
Assume the Participation Rate is 100% and the Cap
is 85%. If the Index Return for the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 65%.
• 90%, the Performance Credit is 85%.
If instead, the Participation Rate is 110% and the
6-year Term is uncapped, and the Index Return for
the Term is…
• 0%, the Performance Credit is zero.
• 65%, the Performance Credit is 71.5%.
• 90%, the Performance Credit is 99%.

Performance Locks
We must receive a manual Performance Lock request in Good Order before the end of the current Business Day to lock an Index Option with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy on that day. Otherwise, the Lock Date will occur on the next Business Day that your request is in Good Order. We do not allow Performance Locks to occur on Term End Dates. For requests submitted in writing, we do not consider the request to be received until it arrives at our Service Center.
You (or your Financial Professional, if authorized) can request an automatic Performance Lock based on targets you set. When you establish your account you must provide us with an email address. You can set upper and/or lower targets for each of these Index Options each Term. Setting a target close to the current Index Option Value return may cause a Performance Lock to occur very quickly. You can change or cancel targets at any time before we execute a Performance Lock. Each Index Option’s targets automatically expire on the earlier of the Lock Date, or the last Business Day before the Term End Date. You can also “over-ride” a target by requesting a manual Performance Lock before the target is reached. We determine if a target is reached using the Index Option Value return determined at the end of the prior Business Day using the prior day’s Daily Adjustment. We then execute the Performance Lock using the Index Option Value return determined at the end of Business Day on the Lock Date. By setting targets you are authorizing us to automatically execute a Performance Lock at the end of the Business Day on the Lock Date upon which the target is reached, unless you cancel the lock. We will send an email notice once the Daily Adjustment for an Index Option reaches a target. To cancel an automatic Performance Lock after a target is reached, we must receive your request in Good Order before the end of the Business Day on the Lock Date.
For example, assume the Cap for the Index Performance Strategy 1-year Term with the S&P 500® Index is 10.25% and you set a target of 9.50%. On a Tuesday, your Index Option Value return (which includes the Daily Adjustment) determined at the end of the Business Day is 9.63%. We will send you an email notice and assuming Wednesday is a Business Day, we will execute the Performance Lock on Wednesday (which will be your Lock Date) using the Index Option Value return determined at the end of the Business Day. If Wednesday is a non-Business Day, your Lock Date would instead be Thursday (assuming it is a Business Day). Note that the Index Option Value return on the Lock Date could be greater or less than your target of 9.50%, or Tuesday’s Index Option Value return of 9.63%.
A Performance Lock can be executed once each Term for each of these Index Options. A Performance Lock applies to the total Index Option Value in an Index Option, and not just a portion of that Index Option Value. We use the Daily Adjustment calculated at the end of the current Business Day on the Lock Date to determine your locked Index Option Value. This “locked” Index Option Value may be more or less than the “unlocked” Index Option Value that is available for your review on the Lock Date because the unlocked Index Option Value was determined at the end of the prior Business Day. After the Lock Date, the Index Option Value stays in the locked Index Option for the remainder of the Index Year. Daily Adjustments do not apply to a locked Index Option for the remainder of the Term and the locked Index Option Value will not receive a Performance Credit on the Term End Date. For example, assume you selected one Index Option and your Index Option Value available for review in your account today is $20,326. If before the end of the Business Day you

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

request a Performance Lock, today is your Lock Date. If your Index Option Value at the end of the Business Day is $20,250, you will lock in this $20,250 and it will not change until the next Index Anniversary. However, if you take a partial withdrawal (including financial adviser fees that you choose to have us pay from this Contract) or when we deduct a Contract fee or expense, we deduct these amounts proportionately from the Index Option Values, which will decrease any locked Index Option Value. On the next Index Anniversary that occurs on or immediately after the Lock Date, all locked Index Options will be unlocked, we will transfer the locked Index Option Value according to your instructions, and Daily Adjustments will again apply for the new Term. If you do not provide us with transfer instructions, the Index Option Value will remain in the same Index Option with a new Term Start Date subject to the renewal Precision Rate, Cap, and Participation Rate for the new Term. Performance Locks are not available for any Index Option with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap.
A Performance Lock can help eliminate doubt about future Index performance and possibly limit the impact of a negative Performance Credit you would otherwise receive. Because we transfer assets out of a locked Index Option on the Index Anniversary that occurs on or immediately after the Lock Date, executing a Performance Lock can also allow you to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date if you execute the lock on or before the second Index Anniversary of a 3-year Term, or on or before the fifth Index Anniversary of a 6-year Term. If the Index Anniversary occurs on a non-Business Day, the Performance Lock must be executed before the end of the prior Business Day in order to transfer assets out of a 3-year or 6-year Term Index Option before the Term End Date. The disadvantage of executing a Performance Lock is that the Performance Credit you otherwise would have received by not executing a Performance Lock could have been greater than the locked Daily Adjustment and you will not participate in that difference. In addition, if you execute a Performance Lock, you may receive less than the full protection of the Buffer or Floor that you would have received if you waited for us to apply the Performance Credit on the Term End Date.
We will not provide advice or notify you regarding whether you should execute a Performance Lock or the optimal time for doing so, if any. We will not warn you if you execute a Performance Lock at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to execute a Performance Lock.

7. Expenses and Adjustments
Contract fees and expenses reduce your investment return and are described here in detail. We set the Contract fees and expenses on the Issue Date and they cannot change.
Base Contract Expenses (Product and Rider Fees)
In your Contract, the base contract expense is referred to as the “product fee and rider fee”. The product fee compensates us for providing all your Contract’s benefits, including our contractual obligation to make Annuity Payments and certain Contract and distribution expenses. The product fee also compensates us for assuming the expense risk that the current fee is less than future Contract administration costs as well as the cost of providing certain features under the Contract. The rider fee compensates us for the benefits provided by the Income Benefit, including the benefit’s guarantees. If the product and rider fees cover these costs and risks, any excess is profit to us. We anticipate making such a profit.
Base Contract Expenses (as a percentage of the Charge Base)
Product Fee(1)	1.25%
Rider Fee for the Income Benefit	0.70%
Total Base Contract Expenses	1.95%
(1)
Upon the death of the Owner, we continue to assess this product fee under death benefit payment Option B, and with optional payments under death benefit payment Option C, as noted in section 12, Death Benefit.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

The product and rider fees are annualized rates that we calculate and accrue daily as a percentage of the Charge Base and deduct quarterly during the Accumulation Phase as follows.
Issue Date	Non-Quarterly Contract Anniversaries	Quarterly Contract Anniversaries*
• The Charge Base is equal to your initial Purchase Payment. • We begin calculating and accruing the daily product and rider fees, on the day after the Issue Date.
• First we calculate and accrue the daily product
and rider fees, using the Charge Base. If this is a
non-Business Day we use the Charge Base from
the end of the prior Business Day.
• Then if this is a Business Day we
increase/decrease the Charge Base as follows.
– If we receive an additional Purchase
Payment, we increase the Charge Base by
the dollar amount we receive.
– If you take a partial withdrawal (including any
financial adviser fees that you choose to have
us pay from this Contract), or we deduct
Contract fees and expenses other than the
withdrawal charge, we decrease the Charge
Base by the percentage of Contract Value
withdrawn (including any withdrawal charge).
All withdrawals you take reduce the Charge
Base, even Penalty-Free Withdrawals.

• First we process all daily transactions and
determine your Contract Value. Daily
transactions include any gains/losses due to AZL
Government Money Market Fund performance or
application of any Daily Adjustment (or Credit if
this is also the Term End Date), any additional
Purchase Payment, any partial withdrawals you
take (including financial adviser fees that you
choose to have us pay from this Contract and
any withdrawal charge), and deductions we
make for other Contract fees and expenses
(including deduction of the accrued daily
product and rider fees for the prior quarter).
All partial withdrawals you take reduce the
Charge Base, even Penalty-Free Withdrawals.
– We deduct the accrued product and rider fees
for the prior quarter on a dollar for dollar basis
from the Contract Value, and proportionately
from each Investment Option.
• Then we set the Charge Base equal to this
Contract Value and we calculate and accrue the
next quarter’s daily product and rider fees using
the newly set Charge Base on the next day.
* Or the next Business Day if the Quarterly Contract
Anniversary is a non-Business Day.

Example: Contract Value is $125,000; Charge
Base is $127,000; a $10,000 partial
withdrawal (including any withdrawal charge)
would decrease the Charge Base by $10,160.
[($10,000 ÷ $125,000) x $127,000]
Any increase/decrease to the Charge Base
will increase/decrease the daily product and
rider fees we calculate and accrue on the
next day.

Examples of how we calculate the product and rider fees are included in Appendix D.

We do not treat the deduction of the accrued product and rider fees as a withdrawal when computing your Guaranteed Death Benefit Value (see section 12).
Deduction of the final product and rider fees
●
If you take a full withdrawal, we deduct the final accrued product and rider fees before processing the withdrawal.
●
If you annuitize the Contract, we deduct the final accrued product and rider fees before calculating Annuity Payments.
●
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), we deduct the final accrued product fee before calculating the death benefit if death benefit payment Option A or Annuity Payments under death benefit payment Option C is selected. If the Income Benefit ends due to death, we also deduct its final rider fee before calculating the death benefit. For more information on the death benefit payment options see section 12, Death Benefit.
If on a Quarterly Contract Anniversary (or the next Business Day if the Quarterly Contract Anniversary is a non-Business Day) the Contract Value is less than the accrued product and rider fees, we deduct your total remaining
Contract Value to cover the accrued product and rider fees and reduce your Contract Value to zero. If the deduction of the accrued product and rider fees reduces your Contract Value to zero and the Income Benefit and your selected death benefit have ended, we treat this as a full withdrawal and your Contract ends.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Optional Benefit Additional Rider Fee
Maximum Anniversary Value Death Benefit
If you have the Maximum Anniversary Value Death Benefit, we deduct an additional 0.20% rider fee from your Contract Value. The rider fee is an annualized rate that we calculate and accrue daily as a percentage of the Charge Base and deduct quarterly during the Accumulation Phase while your benefit is in effect in the same manner as the Base Contract Expenses. We no longer assess the 0.20% additional rider fee once we receive either the first Valid Claim from any one Beneficiary, or due proof of a Determining Life’s death if you and the Determining Life are different individuals and the Determining Life predeceases you. We deduct the final accrued additional rider fee before calculating the death benefit. If you take a full withdrawal or annuitize the Contract, we deduct the final accrued rider fee before processing the withdrawal or calculating Annuity Payments. The additional rider fee compensates us for the risks we assume under the Maximum Anniversary Value Death Benefit.
When calculating the Maximum Anniversary Value, we deduct all Contract fees and expenses on the Index Anniversary
(including the accrued product and rider fees if this is also a Quarterly Contract Anniversary) before we capture any annual investment gains. However, we do not treat the deduction of the accrued rider fee as a withdrawal when calculating the Maximum Anniversary Value (see section 12).

Contract Maintenance Charge (Administrative Expenses)
Your annual contract maintenance charge is $50. This charge is for Contract administration and maintenance expenses. We waive this charge as follows:
●
During the Accumulation Phase (and Income Period, if applicable), if the total Contract Value for all Index Advantage Income® Contracts you own is at least $100,000 at the end of the last Business Day before the Contract Anniversary, or if the Contract Value for this single Index Advantage Income® Contract is at least $100,000 on the Contract Anniversary. We determine the total Contract Value for all individually owned Index Advantage Income® Contracts by using the Owner’s social security number, and for non-individually owned Index Advantage Income® Contracts we use the Annuitant’s social security number.
●
During the Annuity Phase if the total Contract Value for all Index Advantage Income® Contracts on the last Business Day before the Annuity Date is at least $100,000.
●
When paying death benefits.
During the Accumulation Phase, we deduct the contract maintenance charge:
●
on a dollar for dollar basis from the Contract Value on the Contract Anniversary (or the next Business Day if the Contract Anniversary is a non-Business Day), and
●
we deduct it proportionately from each Investment Option.
If you take a full withdrawal from your Contract (other than on a Contract Anniversary), we deduct the full contract maintenance charge. We do not treat the deduction of the contract maintenance charge as a withdrawal when computing your Guaranteed Death Benefit Value. During the Annuity Phase, we deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments we deduct 50% of the contract maintenance charge from each Annuity Payment).
Withdrawal Charge
You can take withdrawals during the Accumulation Phase and Excess Withdrawals during the Income Period while your Contract Value is positive. A withdrawal charge applies if any part of a withdrawal or Excess Withdrawal comes from a Purchase Payment that is still within the withdrawal charge period. We assess the withdrawal charge against the Withdrawal Charge Basis, which is equal to total Purchase Payments, less any Purchase Payments withdrawn (excluding any Penalty-Free Withdrawals), and less any applicable withdrawal charge. We do not reduce the Withdrawal Charge Basis for any amounts we deduct to pay other Contract fees and expenses. For withdrawals that are subject to a withdrawal charge, to pay your requested withdrawal amount, we deduct more than the amount you request and apply a withdrawal charge to the Purchase Payments deducted. Please see #3 in the following example.
We do not assess a withdrawal charge on Penalty-Free Withdrawals or amounts we deduct to pay Contract fees and expenses, other than the withdrawal charge. Amounts withdrawn to pay financial adviser fees are subject to a withdrawal charge if they exceed the free withdrawal privilege during the Accumulation Phase and before the Income

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Period, or if they are taken as an Excess Withdrawal during the Income Period, and will reduce the Contract Value and Guaranteed Death Benefit Value (perhaps significantly and by more than the amount withdrawn).
Calculating a Withdrawal Charge		Example
For purposes of calculating any withdrawal charge, we withdraw Purchase Payments on a “first-in-first-out” (FIFO) basis and we process withdrawal requests as follows.
You make an initial Purchase Payment of $55,000 and make
another Purchase Payment in the first month of the second
Contract Year of $45,000. In the third month of the third
Contract Year, your Contract Value is $110,000 and you
request a $70,000 withdrawal before the Income Period. We
withdraw money and compute the withdrawal charge as
follows.

1. First, we withdraw from Purchase Payments that we have had for six or more complete years, which is your Contract’s
withdrawal charge period. This withdrawal is not subject to a withdrawal charge and it reduces the Withdrawal Charge Basis dollar for dollar.
1. Purchase Payments beyond the withdrawal charge period. All payments are still within the withdrawal charge period, so this does not apply.
2. Amounts available as a Penalty-Free Withdrawal. This
includes Income Payments, partial withdrawals you take during the Accumulation Phase under the free withdrawal privilege or waiver of withdrawal charge benefit, and RMD payments you
take under our minimum distribution program. Penalty-Free
Withdrawals are not subject to a withdrawal charge, and they do not reduce the Withdrawal Charge Basis.

2. Amounts available as a Penalty-Free Withdrawal. You did
not take any other withdrawals this year, so the entire free withdrawal privilege (10% of your total Purchase Payments,
or $10,000) is available to you without incurring a withdrawal charge.

3. Next, on a FIFO basis, we withdraw from Purchase Payments within your Contract’s withdrawal charge period and assess a withdrawal charge. Withdrawing payments on a FIFO basis
may help reduce the total withdrawal charge because the
charge declines over time. We determine your total withdrawal charge by multiplying each payment by its applicable
withdrawal charge percentage and then totaling the charges.
These withdrawals reduce the Withdrawal Charge Basis.
The withdrawal charge as a percentage of each Purchase
Payment withdrawn is as follows.

3. Purchase Payments within the withdrawal charge period
on a FIFO basis. The total amount we withdraw from the
first Purchase Payment is $55,000, which is subject to a 7%
withdrawal charge, and you receive $51,150. We determine
this amount as follows:
(amount withdrawn) x (1 – withdrawal charge) = the
amount you receive, or:
$55,000 x 0.93 = $51,150
The total amount we withdraw from the second Purchase
Payment is $9,620, which is subject to an 8% withdrawal
charge, and you receive $8,850. We determine this amount
as follows:
(amount withdrawn) x (1 – withdrawal charge) = the
amount you receive, or:
$9,620 x 0.92 = $8,850

Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0 1 2 3 4 5 6 years or more	8.5% 8% 7% 6% 5% 4% 0%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Calculating a Withdrawal Charge	Example
4. Finally, we withdraw any Contract earnings. This withdrawal is not subject to a withdrawal charge and it does not reduce the Withdrawal Charge Basis.
4. Contract earnings. We already withdrew your requested
amount, so this does not apply.
In total, we withdrew $74,620 from your Contract, of
which you received $70,000 and paid a withdrawal
charge of $4,620. We also reduced the 1st Purchase
Payment from $55,000 to $0, and your 2nd Purchase
Payment from $45,000 to $35,380 ($45,000 – $9,620).
Please note that this example may differ from your
actual results due to rounding.

Upon a full withdrawal, we first deduct any final product and rider fees, and contract maintenance charge from your Contract Value before we calculate the withdrawal charge. We then deduct any applicable withdrawal charge from the total remaining Contract Value and send you the remaining amount. For a partial withdrawal, we pay you the amount you requested and deduct this amount and any withdrawal charge from the total Contract Value. We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. If a partial withdrawal occurs on a day that we also deduct the product fee, rider fee, and/or contract maintenance charge, we deduct these fees and expenses before we calculate and deduct the partial withdrawal and any withdrawal charge from the Contract Value.
The withdrawal charge compensates us for expenses associated with selling the Contract.
Reduction or Elimination of the Withdrawal Charge
We may reduce or eliminate the withdrawal charge when the Contract was sold under circumstances that reduce its sales expenses. We will implement this withdrawal charge reduction or elimination in a nondiscriminatory manner. For example, if a large group of individuals purchased Contracts or if a purchaser already had a relationship with us. We may choose not to deduct a withdrawal charge under a Contract issued to an officer, director, or employee of Allianz Life or any of its affiliates. Also, we may reduce or eliminate the withdrawal charge if a Contract was sold by a Financial Professional appointed with Allianz Life to any members of his or her immediate family and the Financial Professional waived their commission. We must pre-approve any withdrawal charge reduction or elimination.
● Upon a full withdrawal, the free withdrawal privilege is not available to you, and we apply a withdrawal charge against Purchase Payments that are still within the withdrawal charge period, including amounts previously withdrawn under the free withdrawal privilege. On a full withdrawal, your Withdrawal Charge Basis may be greater than your Contract Value because the following reduce your Contract Value, but do not reduce your
Withdrawal Charge Basis:

– prior Penalty-Free Withdrawals,
– deductions we make for Contract fees and expenses other than the withdrawal charge, and/or
– poor performance.
This also means that upon a full withdrawal you may not receive any money.
● Withdrawals (including any financial adviser fees that you choose to have us pay from this Contract) are subject to ordinary income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The amount of Contract Value available for withdrawal is also affected by the
Daily Adjustment (which can be negative) unless taken on a Term End Date. If you have Index Options with different Term End Dates, there may be no time you can take a withdrawal without application of at least one
Daily Adjustment. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.

● For tax purposes, and in most instances, withdrawals from Non-Qualified Contracts are considered to come from earnings first, not Purchase Payments.
Daily Adjustment for the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy
The Daily Adjustment is how we calculate Index Option Values on Business Days other than the Term Start Date or Term End Date for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy. Its purpose is to provide investors an interim Index Option Value upon which withdrawals or other transactions subject to

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

the Daily Adjustment can occur in between a Term Start Date and Term End Date. The Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap and the Variable Option are not subject to the Daily Adjustment. If, before the Term End Date, you take a full or partial withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), you take Income Payments, you execute a Performance Lock, you annuitize the Contract, we pay a death benefit, or when we deduct Contract fees and expenses, we calculate the Index Option Value by applying the Daily Adjustment.
The Daily Adjustment can affect the amounts available for withdrawal, Performance Locks, annuitization, payment of the death benefit, and the Contract Value used to determine Income Payments, RMD payments, Charge Base, and contract maintenance charge. The Daily Adjustment can be positive, zero, or negative.
We calculate the Daily Adjustment for a given Business Day before we deduct any Contract fees or expenses or process any partial withdrawal on that Business Day, including Penalty-Free Withdrawals, and any financial adviser fees that you choose to have us pay from this Contract. The Daily Adjustment does not change the Contract fee or expense deducted, or the withdrawal amount; it only changes the Index Option Value from which we deduct the Contract fee or expense, or withdrawal. The Index Option Value reflects the Daily Adjustment on every Business Day other than the Term Start Date or Term End Date. You can review your Index Option Values, which include the Daily Adjustment, in your account on our website. Please note that the values available for review are calculated as of the close of the prior Business Day and may differ from the values you receive.
The Daily Adjustment approximates the Index Option Value that will be available on the Term End Date. It is the estimated present value of the future Performance Credit that we will apply on the Term End Date. The Daily Adjustment primarily takes into account:
(i)
any Index gains during the Term subject to the applicable Precision Rate, Cap, and/or Participation Rate,
(ii)
either any Index losses greater than the 10% or 20% Buffer, or Index losses down to the -10% Floor, and
(iii)
the number of days until the Term End Date.
The Daily Adjustment does this by using the hypothetical value of a Proxy Investment (Proxy Value) each Business Day, other than the Term Start Date or Term End Date, based on the formulas described in Appendix C. The Proxy Investment provides a current estimated present value of what the Performance Credit will be on the Term End Date taking into account the applicable Buffer, Floor, Precision Rate, Cap, and/or Participation Rate. The Daily Adjustment is not the actual Index return on the day of the calculation, and the estimated present value Performance Credit is not guaranteed. Therefore, the Daily Adjustment could result in a loss beyond the protection of the applicable Buffer or Floor, which apply only on the Term End Date. Following is the maximum potential loss associated with the Daily Adjustment.
	Index Precision Strategy and Index Performance Strategy	Index Guard Strategy
Daily Adjustment Maximum Potential Loss	99%	35%
(as a percentage of Index Option Value, applies for distributions from an Index Option before any Term End Date)
Such losses will be greater if the amount withdrawn (including any financial adviser fees that you choose to have us pay from this Contract) is also subject to a withdrawal charge, or is a deduction of Contract fees and expenses.
A withdrawal taken during the Term may not receive the full benefit of the Buffer or Floor because the Daily Adjustment takes into account what may potentially happen between the withdrawal date and the Term End Date. All other factors being equal, even if the current Index return during the Term is greater than the Precision Rate or Cap, the Daily Adjustment will usually be lower than the Precision Rate or Cap. This is because there is a possibility that the Index return could decrease before the Term End Date. Similarly, even though a negative Index return may be within the 10% or 20% Buffer for the Index Precision Strategy and Index Performance Strategy, you still may receive a negative Daily Adjustment because there is a possibility that the Index Return could decrease before the Term End Date. The Daily Adjustment for 3-year and 6-year Term Index Options may be more negatively impacted by changes in the expected volatility of Index prices than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year and 6-year Term Index Options than for 1-year Term Index Options due to the Term length. 3-year and 6-year Term Index Options with a Participation Rate above 100% may also have larger fluctuations in the Daily Adjustment than Index Options either without a Participation Rate, or with a Participation Rate equal to 100%. Finally, a negative Index return for the Index Guard Strategy may result in you receiving a Daily Adjustment lower than the -10%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Floor, because the Daily Adjustment reflects the present value of the Floor and you will not receive the full benefit of the -10% Floor until the Term End Date. A negative Daily Adjustment may cause you to realize loss of principal and previous earnings.
The Daily Adjustment’s risks (including the impact on Contract Value used to determine Income Payments and Contract fees and expenses) are discussed in more detail in Principal Risks of Investing In the Contract – Risk of Negative Returns. The specific details of the Daily Adjustment formula are included in Appendix C and the SAI. The SAI also includes examples illustrating the Daily Adjustment calculation.
Premium Tax
Premium tax is based on your state of residence at the time you make each Purchase Payment. In states that assess a premium tax, we do not currently deduct it from the Contract, although we reserve the right to do so in the future. Premium tax normally ranges from 0% to 3.5% of the Purchase Payment, depending on the state or governmental entity.
Income Tax
Currently, we do not deduct any Contract related income tax we incur, although we reserve the right to do so in the future.
Fund Expenses
Charges deducted from and expenses paid out of the assets of the Fund are described in the Fund’s prospectus.
These expenses reduce the Fund’s performance and, therefore, negatively affect your Contract Value and any payments based on Contract Value.
Commissions Paid to Dealers
We pay sales commissions to the selling firms and their Financial Professionals. The maximum commission payable to the selling firms for Contract sales is expected not to exceed 7% of Purchase Payments. Sometimes, we enter into an agreement with a selling firm to pay commissions as a combination of a certain amount of the commission at the time of sale and a trail commission which, when totaled, could exceed 7% of Purchase Payments. Financial Professionals and their managers may also be eligible for various benefits such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with our principal underwriter, Allianz Life Financial Services, LLC. You should ask your Financial Professional about compensation they receive for this Contract. Allianz Life is not an investment adviser, and does not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.

8. Access to Your Money
Your Contract Value is available under the following circumstances:
●
by taking a withdrawal (including financial adviser fees that you choose to have us pay from this Contract; withdrawals under the free withdrawal privilege, systematic withdrawal program, and waiver of withdrawal charge benefit; Income Payments and Excess Withdrawals; and, for Qualified Contracts only, RMD payments under our minimum distribution program);
●
by taking Annuity Payments; or
●
when we pay a death benefit.
You can take withdrawals during the Accumulation Phase. However, Income Payments and Excess Withdrawals are only available during the Income Period. We process withdrawal requests based on values next determined after receipt of the request in Good Order at our Service Center. Values are normally determined at the end of each Business Day. We process any withdrawal request received at or after the end of the current Business Day using values determined on the next Business Day.
Any partial withdrawal must be for at least $100.* The Contract Value after a partial withdrawal (including any withdrawal charge) must be at least $2,000.** Any partial withdrawal that reduces the Contract Value below this minimum will be treated as a full withdrawal of the cash surrender value. A full withdrawal will cause the Contract and all of its benefits to end.
*
Does not apply to RMD payments under our minimum distribution program.
**
Does not apply to Income Payments or RMD payments under our minimum distribution program.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

We deduct any partial withdrawal (including any withdrawal charge) proportionately from each Investment Option unless you provide us with alternate instructions. The Index Option Value from which a partial withdrawal is deducted during a Term will include any applicable Daily Adjustment.
When you take a full withdrawal of the Contract Value we process your request on the Business Day we receive it in Good Order at our Service Center as follows:
●
total Contract Value including any Daily Adjustment,
●
less any final product and rider fees, and contract maintenance charge, and
●
less any withdrawal charge.
See the Fee Tables and section 7, Expenses and Adjustments for a discussion of the Contract fees and expenses.
A partial or full withdrawal is subject to a withdrawal charge if taken within six years of your last Purchase Payment and, if taken on a day other than a Term End Date, we will apply the Daily Adjustment to the Index Option Values for the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy (which may be negative) before deducting the withdrawal. A partial withdrawal is not subject to any Contract fees or expenses other than the withdrawal charge, but on a full withdrawal we do deduct any final product and rider fees, and contract maintenance charge.
Partial withdrawals (including any withdrawal charge) reduce Contract Value and cash surrender value dollar for dollar, and reduce the Guaranteed Death Benefit Value proportionately. The reduction to Contract Value also reduces the following which are based on Contract Value:
●
the initial annual maximum Income Payment;
●
the likelihood of receiving Income Payment increases if the Level Income payment option is selected, or receiving increases to the Maximum Anniversary Value if the Maximum Anniversary Value Death Benefit is selected; and
●
RMD payments.
If a partial withdrawal is also an Excess Withdrawal, it will also reduce the annual maximum Income Payment on the next Index Anniversary. A full withdrawal of the cash surrender value will end the Contract and all its benefits.
We pay withdrawals promptly, but in no event later than seven days after receipt of your request in Good Order at our Service Center, unless the suspension of payments or transfers provision is in effect (see the discussion later in this section).
● Withdrawals are subject to a withdrawal charge, income taxes, and may also be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2. The amount of Contract Value available for withdrawal may also be affected by the Daily Adjustment (which can be negative). Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.

● Joint Owners: We send one check payable to both Joint Owners and we tax report to each Joint Owner individually.
Tax reporting to each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner may be subject to the 10% additional federal tax.

● We may be required to provide information about you or your Contract to government regulators. We may also be required to stop Contract disbursements and thereby refuse any transfer requests, and refuse to pay any withdrawals
(including a full withdrawal), or death benefits until we receive instructions from the appropriate regulator. If, pursuant to SEC rules, the AZL Government Money Market Fund suspends payment of redemption proceeds in connection with a fund liquidation, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Variable Option until the Fund is liquidated.

Free Withdrawal Privilege
Each Contract Year during the Accumulation Phase and before the Income Period, you can withdraw up to 10% of your total Purchase Payments without incurring a withdrawal charge (the free withdrawal privilege). Any unused free withdrawal privilege in one Contract Year is not added to the amount available to you in the next Contract Year. Withdrawals from Purchase Payments that are outside the six-year withdrawal charge period are not subject to a withdrawal charge and do not reduce your free withdrawal privilege. RMD payments you take under our minimum distribution program and withdrawals under the waiver of withdrawal charge benefit are not subject to a withdrawal charge, but do reduce your free withdrawal privilege. Amounts we deduct for any financial adviser fees that you choose to have us pay from this Contract also reduce your free withdrawal privilege.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Example
Assume your initial Purchase Payment 10 years ago was $100,000, and you made a second $90,000 Purchase Payment 3 years ago. You take an RMD payment of $1,500 and withdraw $150,000 when the Contract Value is $275,000. The RMD payment is not subject to a withdrawal charge, but reduces the amount available under the free withdrawal privilege to $17,500 (10% x $190,000 total Purchase Payments = $19,000 - $1,500 RMD payment). After the RMD payment, $117,500 is available to you without a withdrawal charge: the initial $100,000 Purchase Payment that is beyond the 6-year withdrawal charge period, and $17,500 remaining free withdrawal privilege. The remaining $32,500 of your requested withdrawal would be subject to a 7% withdrawal charge.
The free withdrawal privilege is not available upon a full withdrawal or during the Income Period.
Minimum Distribution Program and Required Minimum Distribution (RMD) Payments
If you own an IRA or SEP IRA Contract, you can participate in the minimum distribution program during the Accumulation Phase (and Income Period, if applicable). Under this program, we make payments to you designed to meet the applicable minimum distribution requirements imposed by the Code for a Qualified Contract. RMD payments are not subject to a withdrawal charge, but they reduce the free withdrawal privilege amount during the Contract Year. We do not consider deductions we make for financial adviser fees that you choose to have us pay from this Contract to be RMD payments. However, Contract Value is one of the components we use to calculate RMD payments, so these deductions may reduce your future RMD payments. We apply the Daily Adjustment to the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option Values if RMD payments are deducted on days other than a Term End Date.
We can make payments to you monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. We do not allow you to aggregate RMD payments between this Contract and other qualified contracts that you own for purposes of this program. We make RMD payments on the ninth of the month, or the next Business Day if the ninth is a non-Business Day. We must receive your program form instructions in Good Order at our Service Center before the end of the Business Day before we process these payments, or your program does not begin until the next month.
When you request Income Payments, we ask for instructions regarding your RMD needs for this Contract. If you choose to use Income Payments to satisfy your RMD needs, we determine whether this calendar year’s total RMD has been satisfied by your Income Payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge. For more information, see section 11, Income Benefit – Calculating Your Income Payments.
We reserve the right to discontinue or modify the minimum distribution program subject to the requirements of law.
The minimum distribution program is not available while you are receiving systematic withdrawals, or if you have a Qualified Contract purchased through a qualified plan.
Waiver of Withdrawal Charge Benefit
After the first Contract Year, if any Owner becomes confined to a skilled nursing facility or hospital for a period of at least 90 continuous days and a physician certifies that continued confinement is necessary, you can take withdrawals and we waive the withdrawal charge. We apply the Daily Adjustment to the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option Values if withdrawals under this benefit are deducted on days other than a Term End Date. This waiver is not available if any Owner was confined to a nursing home or hospital on the Issue Date. We base this benefit on the Annuitant for non-individually owned Contracts. We must receive proof of confinement in Good Order for each withdrawal before we waive the withdrawal charge. Withdrawals under this benefit reduce the free withdrawal privilege amount during the Contract Year, and if taken during the Income Period will be treated as an Excess Withdrawal if they cause the total amount withdrawn in that Income Benefit Year to exceed the annual maximum Income Payment.
Suspension of Payments or Transfers
We may be required to suspend or postpone transfers or payments for withdrawals* for more than seven days after receipt of your request in Good Order at our Service Center, for any period when:
●
the New York Stock Exchange is closed (other than customary weekend and holiday closings);

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
trading on the New York Stock Exchange is restricted;
●
an emergency (as determined by the SEC) exists as a result of which disposal of Fund shares by the Separate Account, or disposal of securities owned by the Fund, is not reasonably practicable, or it is not reasonably practical for the Separate Account or the Fund to determine the value of their net assets; or
●
during any other period when the SEC, by order, so permits for the protection of Owners.
*
Including Income Payments and Excess Withdrawals.

9. The Annuity Phase
Annuity Payments offer a guaranteed lifetime income stream with certain tax advantages. They are designed for Owners who do not anticipate needing immediate access to Contract Value to meet their short-term income needs.
Regular periodic fixed Annuity Payments are available under this Contract. The Payee receives the Annuity Payments. You receive tax reporting on the payments, regardless of whether you are the Payee. We may require proof of the Annuitant(s)’ age before we make any life contingent Annuity Payment. If you misstate the Annuitant(s)’ age or gender, we recalculate the Annuity Payments based on the correct age or gender.
After annuitization, you will not be able to make partial or full withdrawals of Contract Value. Prior to annuitization, you can take a full withdrawal and receive your cash surrender value. If you take a full withdrawal on any day other than a Term Start Date or Term End Date and you have Contract Value in the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, we apply the Daily Adjustment to these Index Option Values before we deduct the final Contract fees and expenses.
Calculating Your Annuity Payments
We base the level of Annuity Payments on the following:
●
The Contract Value less the final product fee, and rider fee (if applicable) on the Annuity Date.
●
The age of the Annuitant and any joint Annuitant on the Annuity Date.
●
The gender of the Annuitant and any joint Annuitant (where permitted).
●
The Annuity Option you select.
●
Your Contract’s interest rate (or current rates, if higher) and mortality table.
If the Annuity Date is not a Term End Date, Contract Value reflects the Daily Adjustment if you selected a 3-year or 6-year Term Index Option.  However, for 1-year Term Index Options each Index Anniversary is a Term End Date. Therefore, 1-year Term Index Options are not subject to a Daily Adjustment on the Annuity Date. We guarantee the dollar amount of Annuity Payments and this amount remains fixed and does not change during the entire annuity payment option period you selected, except as provided under Annuity Option 3, or if your Income Payments under the Increasing Income payment option are converted to Annuity Payments. We deduct the contract maintenance charge proportionately from each Annuity Payment (e.g., if you request semi-annual Annuity Payments, we deduct 50% of the contract maintenance charge from each Annuity Payment). However, if your Contract Value on the last Business Day before the Annuity Date is at least $100,000, we waive the contract maintenance charge during the Annuity Phase.
Annuity Payment Options
You can choose one of the Annuity Options described below or any other payment option to which we agree. After Annuity Payments begin, you cannot change the Annuity Option, or transfer or withdraw Contract Value.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the guaranteed period, Annuity Payments will continue until the end of the guaranteed period.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. If both Annuitants die before the end of the guaranteed period, Annuity Payments will continue until the end of the guaranteed period.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.
Under Annuity Options 1, 3 and 5, if all Annuitants die on or after the Annuity Date and before we send the first Annuity Payment, we will cancel Annuity Payments and upon receipt of a Valid Claim we will pay the Contract Value determined on the Annuity Date to the surviving individual Owner, or the Beneficiary(ies) if there is no surviving Owner. If the Owner is a non-individual, we pay the Owner.
After the Annuitant’s death under Annuity Option 2, or the last surviving joint Annuitant’s death under Annuity Option 4, we make Annuity Payments during the remaining guaranteed period in the following order based on who is still alive: the Payee, any surviving original Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if there are no remaining or named Beneficiaries.
We currently offer monthly, quarterly, semi-annual, or annual Annuity Payments. Annuity Payments are usually lower if you select an Annuity Option that requires us to make more frequent Annuity Payments or to make payments over a longer period of time. If you choose life contingent Annuity Payments, payout rates for a younger Annuitant are lower than the payout rates for an older Annuitant and payout rates for life with a guaranteed period are typically lower than life only payments. Monthly payout rates are lower than annual payout rates, payout rates for a 20-year guaranteed period are less than payout rates for a 10-year guaranteed period, and payout rates for a 50-year-old Annuitant are less than payout rates for a 70-year-old Annuitant.
● If you do not choose an Annuity Option before the Annuity Date, we make Annuity Payments to the Payee under Annuity Option 2 with ten years of guaranteed monthly payments.
● For Owners younger than age 59 1∕2, Annuity Payments may be subject to a 10% additional federal tax.
● For a Qualified Contract, the Annuity Payments generally must end no later than the end of the year containing the 10th anniversary of the Owner's death. However, in certain situations, payments may need to end earlier.

When Annuity Payments Begin
Annuity Payments begin on the Annuity Date. Your scheduled Annuity Date is the later of: a) the Index Anniversary that the Annuitant reaches age 90, or b) the tenth Index Anniversary, and is stated in your Contract. An earlier Annuity Date or a withdrawal may be required to satisfy minimum required distribution rules under certain Qualified Contracts. You can make an authorized request for a different, earlier or later Annuity Date, but any such request is subject to applicable law and our approval. Your Annuity Date must occur on an Index Anniversary. The earliest available Annuity Date is the second Index Anniversary. The Annuity Date can occur as late as age 100 but cannot be later than what is permitted under applicable law.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

● If Annuity Payments would be less than $100, we reserve the right to require you to take a full withdrawal and your Contract will then terminate.
● If on the Annuity Date (which may occur as early as the second Index Anniversary, or as late as age 100) your
Contract Value is greater than zero, you must annuitize the Contract. We notify you of your available options in writing 60 days in advance, including the option to extend your Annuity Date if available. If on your Annuity Date you have not selected an Annuity Option and Income Payments have not begun, we make payments under Annuity
Option 2 with ten years of guaranteed monthly payments. However, if Income Payments have begun on the maximum Annuity Date and you have not selected an Annuity Option, we will convert your Income Payments to
Annuity Payments as described in the next bullet. Upon annuitization you no longer have Contract Value or a death benefit, and you cannot receive any other periodic withdrawals or payments other than Annuity Payments.

– For Contracts in the Income Period: We will convert your Income Payments to Annuity Payments on the maximum Annuity Date if Income Payments have begun and you have not selected an Annuity Option, or if your
Contract Value is greater than zero and you take Annuity Payments under Annuity Option 1 or 3 as follows.

For single Income Payments, if you choose Annuity Option 1 (Life Annuity) the sole Covered Person becomes the sole Annuitant and your Annuity Payments are equal to the greater of:
○ annual Annuity Payments under Annuity Option 1 based on the Contract Value; or
○ the current annual maximum Income Payment available to you.
For joint Income Payments, if you choose Annuity Option 3 (Joint and Last Survivor Annuity) with Annuity
Payments to continue at a level of 100% to the surviving joint Annuitant, the joint Covered Persons become the joint Annuitants and your Annuity Payments are equal to the greater of:

○ annual Annuity Payments under Annuity Option 3 based on the Contract Value; or
○ the current annual maximum Income Payment available to you.
If you select any other Annuity Option, we will not convert your Income Payments to Annuity Payments. This means you may receive less as Annuity Payments than you would have received as Income Payments. You should consult with your Financial Professional before requesting Annuity Payments. On request we provide illustrations showing you the amount of Annuity Payments you could receive.

– If we convert your Income Payments to Annuity Payments:
○ On the Annuity Date we establish a “remaining value” equal to your Contract Value. Each Annuity Payment reduces the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(ies).

○ If you selected the Increasing Income payment option, your Annuity Payments will increase on each Index
Anniversary if your selected Index Options receive a DPSC or Protection Credit as described in section 11.

○ If you have a Non-Qualified Contract, these Annuity Payments will receive the benefit of the exclusion ratio, which causes a portion of each Annuity Payment to be non-taxable as described in section 13, Taxes –
Taxation of Annuity Contracts.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

10. Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. The availability of Contract benefits may vary depending on the broker-dealer through which the Contract was sold. See Appendix H – Financial Intermediary Variations for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Privilege	Allows you to withdraw up to 10% of your total Purchase Payments each Contract Year without incurring a withdrawal charge.	None
• Only available during the Accumulation Phase.
• Not available during the Income Period.
• Not available upon a full withdrawal.
• Unused free withdrawal amounts not available
in future years.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are subject to income
taxes, and may also be subject to a 10%
additional federal tax for amounts withdrawn
before age 59  1∕2.

Automatic Investment Plan (AIP)	Allows you to make automatic Purchase Payments by electronic money transfer from your savings, checking, or brokerage account.	None
• Only available during the Accumulation Phase.
• Not available during the Income Period.
• Not available to certain Qualified Contracts.
• Payments must be on a monthly or quarterly
basis.
• Subject to applicable Purchase Payment
restrictions.
• We reserve the right to discontinue or modify
the program.

Optional Reallocation Program for the 1-year Term Index Options	Provides for automatic transfers among the 1-year Term Index Options to help you maintain your selected allocation percentages among these Index Options.	None	• Only available during the Accumulation Phase. • Not available if you select a 3-year or 6-year Term Index Option. • We reserve the right to discontinue or modify the program.
Systematic Withdrawal Program	Allows you to take automatic withdrawals from your Contract.	None
• Only available during the Accumulation Phase.
• Not available during the Income Period or
while you are participating in minimum
distribution program.
• Program withdrawals may be monthly,
quarterly, semi-annual or annual, unless you
have less than $25,000 in Contract Value, in
which case only annual withdrawals are
available.
• Program withdrawals count against the free
withdrawal privilege.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are subject to withdrawal
charges and income taxes, and may also be
subject to a 10% additional federal tax for
amounts withdrawn before age 59 1∕2.
• We reserve the right to discontinue or modify
the program.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Minimum Distribution Program	Allows you to automatically take withdrawals to satisfy the required minimum distribution requirements (RMD) imposed by the Internal Revenue Code.	None
• Only available during the Accumulation Phase.
• Only available to IRA or SEP IRA Contracts.
• Program withdrawals count against the free
withdrawal privilege.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are subject to income
taxes.
• Program withdrawals may be monthly,
quarterly, semi-annual or annual, unless you
have less than $25,000 in Contract Value, in
which case only annual payments are
available.
• We reserve the right to discontinue or modify
the program subject to the requirements of law.

Financial Adviser Fees
If you have a financial adviser and want to pay
their financial adviser fees from this Contract,
you can instruct us to withdraw the fee from your
Contract and pay it to your Financial
Professional or Financial Professional’s firm as
instructed.
None
• Only available during the Accumulation Phase.
• Financial adviser fees are in addition to the
Contract’s fees and expenses.
• Deductions for financial adviser fees are
treated as withdrawals under the Contract.
• Program withdrawals count against the free
withdrawal privilege.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are subject to withdrawal
charges, income taxes, and may also be
subject to a 10% additional federal tax for
amounts withdrawn before age 59  1∕2.
• We reserve the right to discontinue or modify
the program.
• The deduction of financial adviser fees is in
addition to this Contract's fees and expenses,
and the deduction is treated the same as any
other withdrawal under the Contract. As such,
withdrawals to pay financial adviser fees may
be subject to a Daily Adjustment (that could be
negative), are subject to withdrawal charges,
will reduce the Contract Value dollar for dollar
and Guaranteed Death Benefit Value
proportionately (perhaps significantly and by
more than the amount withdrawn). For more
information regarding the impact of
withdrawing financial adviser fees from the
Contract, including an example of how
withdrawing financial adviser fees impacts the
Contract, see section 1, The Contract –
Financial Adviser Fees.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Waiver of Withdrawal Charge Benefit	Waives withdrawal charges if you become confined to a skilled nursing facility or hospital.	None
• Only available during the Accumulation Phase.
• Confinement must begin after the first Contract
Year, be for at least 90 continuous days, and
requires proof of stay.
• Requires physician certification.
• Not available if any Owner was confined to a
skilled nursing facility or hospital on the Issue
Date.
• Program withdrawals count against the free
withdrawal privilege.
• Program withdrawals may be subject to
negative Daily Adjustments.
• Program withdrawals are not subject to
withdrawal charges, but are subject to income
taxes, and may also be subject to a 10%
additional federal tax for amounts withdrawn
before age 59 1∕2.
• State variations may apply.

Income Benefit
Guaranteed lifetime withdrawal benefit providing
for yearly Income Payments until the death of the
Covered Person(s) if conditions are satisfied.
We base the initial Income Payment on the
Lifetime Income Percentage and Contract Value.
If you choose the Level Income payment option
and meet the age requirements stated in section
11, we guarantee your initial annual maximum
Income Payment will be at least the Level
Income Guarantee Payment Percentage
multiplied by your total Purchase Payments
adjusted for withdrawals.
The automatic annual payment increase feature
may increase payments after the Income Benefit
Date.
If you elect Level Income, payments increase if
Contract Value increases from one Income
Benefit Anniversary to the next and you took the
maximum permitted payment during the prior
Income Benefit Year.
Section 11 includes examples of the Lifetime
Income Percentage Calculation, Excess
Withdrawals, and Income Payment increases.
0.70% (as a percentage of the Charge Base) This rider fee is part of the Base Contract Expenses in the Fee Tables.
• Benefit cannot be removed before third Index
Anniversary or after Income Payments have
begun.
• Please see Appendix E for historical
information on the Income Benefit terms.
• Benefit only available during the Accumulation
Phase.
• Investment restrictions limit available Index
Options during Income Period.
• Income Period cannot begin until after the
waiting period and reaching age 50. Income
Period must begin no later than age 100.
• Early and Excess Withdrawals may
significantly reduce or end the benefit as
indicated in section 11.
• A full Excess Withdrawal and certain partial
Excess Withdrawals will cause Income
Payments to stop and the Contract and all
of its benefits to end.
• Income Payments are subject to income taxes,
and may also be subject to a 10% additional
federal tax for amounts withdrawn before age
59  1∕2.
• No additional Purchase Payments during the
Income Period.
• No Income Percentage Increase before age
45.
• Availability of joint Income Payments subject to
age restrictions.
• Annuitizing the Contract will end the benefit,
but you may be able to annuitize your annual
maximum Income Payment.
• State variations may apply.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Traditional Death Benefit
Provides a death benefit equal to the greater of
the Contract Value, or Guaranteed Death Benefit
Value. The Guaranteed Death Benefit Value is
total Purchase Payments adjusted for
withdrawals.
An example of the death benefit provided by the
Traditional Death Benefit is included in section
12, Death Benefit.
An example of how deduction of financial adviser
fees impact the death benefit is included in
section 1.
The impact of an Excess Withdrawal on the
death benefit is included in section 11.
None
• Benefit only available during the Accumulation
Phase.
• Withdrawals, including any negative Daily
Adjustments, may significantly reduce the
benefit as indicated in the Financial Adviser
Fee Deduction Example in section 1, The
Contract, and in the Excess Withdrawal
example in section 11, Income Benefit.
• Restrictions on Purchase Payments may limit
the benefit.
• Annuitizing the Contract will end the benefit.

Performance Lock
Allows you to capture the current Index Option
Value during the Term for an Index Option with
the Index Precision Strategy, Index Guard
Strategy, or Index Performance Strategy. Can
help eliminate doubt about future Index
performance and possibly limit the impact of
negative performance.
A Performance Lock example is included in
section 6, Valuing Your Contract — Performance
Locks.
None
• Available during the Accumulation Phase.
• Not available with the Index Protection
Strategy with DPSC or Index Protection
Strategy with Cap Index Options.
• Performance Locks must be executed before
the Term End Date.
• If a Performance Lock is executed, the locked
Index Option will no longer participate in Index
performance (positive or negative) for the
remainder of the Term, and will not receive a
Performance Credit on the Term End Date.
• You will not know your locked Index Option
Value in advance.
• The locked Index Option Value will reflect a
Daily Adjustment.
• If a Performance Lock is executed when Daily
Adjustment has declined, it will lock in any
loss.
• A Performance Lock can be executed only
once each Term for each Index Option.
• Cannot execute a Performance Lock for only a
portion of the Index Option Value.
• Deductions (e.g. withdrawals, fees) decrease
the locked Index Option Value.
• Cannot transfer locked Index Option Value until
the next Index Anniversary that occurs on or
immediately after the Lock Date.
• We will not provide advice or notify you
regarding whether you should execute a
Performance Lock or the optimal time for
doing so, if any.
• We will not warn you if you execute a
Performance Lock at a sub-optimal time.
• We are not responsible for any losses
related to your decision whether or not to
execute a Performance Lock.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Optional Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Maximum Anniversary Value Death Benefit
Provides a death benefit equal to the greater of
the Contract Value, or Guaranteed Death Benefit
Value. The Guaranteed Death Benefit Value is
the Maximum Anniversary Value.
An example of the death benefit provided by the
Maximum Anniversary Value Death Benefit, and
calculation of the Maximum Anniversary Value is
included in section 12, Death Benefit.
An example of how deduction of financial adviser
fees impact the death benefit is included in
section 1.
The impact of an Excess Withdrawal on the
death benefit is included in section 11.
0.20% (as a percentage of the Charge Base)
• Replaces the Traditional Death Benefit if
elected.
• Benefit cannot be removed from the Contract.
• Only available during the Accumulation Phase.
• Withdrawals, including any negative Daily
Adjustment, may significantly reduce the
benefit as indicated in the Financial Adviser
Fee Deduction Example in section 1, The
Contract, and in the Excess Withdrawal
example in section 11, Income Benefit.
• Withdrawals reduce the likelihood of receiving
increases to the Maximum Anniversary Value.
• Investment restrictions during the Income
Period may limit the benefit.
• Restrictions on Purchase Payments may limit
the benefit.
• Annuitizing the Contract will end the benefit.

11. Income Benefit
The Income Benefit was automatically included in your Contract at issue. It provides guaranteed lifetime Income Payments based on a percentage of your Contract Value. Such Income Payments can continue up to the point of annuitization. Once the Income Payment waiting period has expired, Income Payments can begin as early as age 50 or as late as age 100. When you begin taking Income Payments, you must elect either the Level Income or Increasing Income payment option.
Unlike Annuity Payments, the Income Benefit allows access to your Contract Value and death benefit for a period of time after Income Payments begin. However, once Income Payments begin only the Index Options with the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available to you. If you have Contract Value in any of the Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, you must transfer this Contract Value to the Index Options with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap when you request Income Payments. The Income Benefit has a rider fee as discussed in the Fee Tables, and section 7, Expenses and Adjustments. The Income Payment waiting period and the table showing the Income Percentages and Income Percentage Increases for your Contract were stated in the Income Benefit Supplement you received when you applied for your Contract and are stated in your Contract. You can find historical Income Benefit Supplement values in Appendix E.
Unless otherwise stated, the following description of the Income Benefit applies to both the Level Income and Increasing Income payment options.
Removing the Income Benefit
If you no longer want or need the benefits provided by the Income Benefit, you can remove it from your Contract on or after the third Index Anniversary and before Income Payments begin if your Contract Value is positive. You can remove the Income Benefit by completing the appropriate form. We remove this benefit from your Contract on the Index Anniversary (or on the next Business Day if the Index Anniversary is not a Business Day) that occurs immediately after we receive your request in Good Order at our Service Center, and the rider termination date is that Index Anniversary. Your request is in Good Order if we receive this form no earlier than 30 calendar days before an Index Anniversary, but no later than five Business Days before the Index Anniversary. If we receive your request outside this time period, we ask you to resubmit it for the next Index Anniversary.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

If you remove the Income Benefit, we stop assessing the Income Benefit rider fee and we deduct the final rider fee on the rider termination date. You cannot remove the Income Benefit on or after the Income Benefit Date (the date you begin receiving Income Payments and the Income Period begins). If you remove the Income Benefit, you will have paid for the benefit without receiving any of its advantages.
How the Income Benefit Works
We designed Income Payments to last for the lifetime of the Covered Person(s). Covered Person(s) are based on the Eligible Person(s) and the Income Payment type you select on the Income Benefit Date. We established Eligible Person(s) at issue based on the Contract’s ownership and tax qualification status.
We generally base Income Payments on the Lifetime Income Percentage and your Contract Value. However, it is possible in periods of extremely low return that the Level Income Guarantee Payment Percentage could result in a higher initial Income Payment. In those circumstances, we base Income Payments on total Purchase Payments adjusted for withdrawals instead of Contract Value. We base each Lifetime Income Percentage on its Income Percentage(s) and Income Percentage Increase (the amount that each Lifetime Income Percentage can increase on each Index Anniversary up to and including the Income Benefit Date). On the Index Effective Date, we established:
●
An Income Percentage for each payment type using the Eligible Person’s current age, or younger Eligible Person’s current age for joint payments. This Income Percentage is also the initial Lifetime Income Percentage for each payment type.
●
An Income Percentage Increase for each Eligible Person based on their current age (or younger Eligible Person’s current age for joint payments). However, if there are two Eligible Person(s) the Index Options Statement will not display a single Lifetime Income Percentage for an Eligible Person who is only a Beneficiary, because only an Eligible Person who is also an Owner (or Annuitant if the Owner is a non-individual) can become a Covered Person if you select single payments.
During the Accumulation Phase on each Index Anniversary on and before the Income Benefit Date, we add an Income Percentage Increase to each Lifetime Income Percentage once the Eligible Person (or younger Eligible Person for joint payments) reaches age 45. This means if an Eligible Person was younger than age 44 on the Issue Date:
●
you will not receive an increase to a Lifetime Income Percentage based on that Eligible Person until the Index Anniversary that the Eligible Person (or younger Eligible Person for joint payments) reaches age 45, and
●
you will pay a rider fee during the period you are not eligible for an Income Percentage Increase.
The table showing the Income Percentages and Income Percentage Increases for your Contract were stated in the Income Benefit Supplement you received when you applied for your Contract and are stated in your Contract. You can find historical Income Benefit Supplement values in Appendix E. Additional Purchase Payments we receive after the Index Effective Date will adjust each Lifetime Income Percentage on the next Index Anniversary based on:
●
the Income Percentage for the Eligible Person’s current age, and
●
the Variable Account Value’s percentage of total Contract Value, and the percentage of the sum of all Index Option Values to total Contract Value.
If we receive additional Purchase Payments after the Eligible Person reaches age 45, these Purchase Payments will increase the available Income Payment because they increase the Contract Value, although they actually decrease each Lifetime Income Percentage. Please see the Lifetime Income Percentage Calculation Example later in this section.
Then when you are ready to take Income Payments, you can choose which Lifetime Income Percentage we use to calculate your payment. You will always be able to choose between Lifetime Income Percentages for the Level Income and Increasing Income payment options. However, once Income Payments begin you cannot change your payment option. Level Income provides an automatic annual increase to your Income Payments if your Contract Value increases from one Income Benefit Anniversary to the next. If you choose the Level Income payment option and meet certain age requirements, your initial Income Payment will not be less than a percentage (Level Income Guarantee Payment Percentage) of your total Purchase Payments reduced proportionately for withdrawals you took (including any withdrawal charge). All withdrawals you take reduce your total Purchase Payments, even Penalty-Free Withdrawals and financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees and expenses. Increasing Income provides Income Payment increases on each Income Benefit Anniversary during the Income Period if your selected Index Option(s) receives a positive Credit.
If there are two Eligible Person(s) who both meet the exercise age requirements, you will also be able to choose between Lifetime Income Percentages for single and joint payments. If both Eligible Persons are also Owners, you will also be able

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

to choose between single Lifetime Income Percentages based on each Eligible Person. The Lifetime Income Percentages available before the Income Benefit Date are displayed on the Index Options Statement. During the Income Period this statement will show the annual maximum Income Payment available for the next year. The annual maximum Income Payment displayed for the Level Income payment option will reflect the Level Income Guarantee Payment Percentage if this calculation results in a greater payment and you meet the age requirements stated under “Calculating Your Income Payments” later in this section.
There are restrictions on which Eligible Person can become a Covered Person if you select single Income Payments. Joint Income Payments are not available if the age difference between spouses is more than 50 years (for more information see section 2, Eligible Person(s) and Covered Person(s)).
Income Payments are not available until the Index Anniversary that occurs on or after the Income Payment waiting period (which was stated in the Income Benefit Supplement you received when you applied for your Contract, see Appendix E for historical Income Benefit Supplement values) expires and the Eligible Person(s) reaches age 50. Income Payments must begin no later than age 100. If you do not begin Income Payments during the eligibility period, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. In addition, before the Income Period you are paying for a benefit that you are not currently using.
You choose your Income Payment frequency and amount subject to the annual maximum permitted payment. The payment option (Level Income or Increasing Income) you select determines how and when your annual maximum Income Payment will increase from one Income Benefit Anniversary to the next as described in “Automatic Annual Income Payment Increases” later in this section.
We use Contract Value to calculate your initial annual maximum Income Payment, and Income Payment increases under the Level Income payment option. Negative Index Option performance, withdrawals you take (including any financial adviser fees that you choose to have us pay from this Contract), and deductions we make for Contract fees or expenses decrease the Contract Value, which reduces the initial annual maximum Income Payment available to you, and the likelihood you will receive Income Payment increases if you select the Level Income payment option. Once established, the annual maximum Income Payment can only decrease if you take an Excess Withdrawal. A full Excess Withdrawal and certain partial Excess Withdrawals will cause Income Payments to stop and the Contract and all of its benefits to end.
During the Income Period
●
You will receive Income Payments as long as a Covered Person is alive and continues to meet the requirements stated in section 2. However, Income Payments and the Income Benefit may end prematurely if you:
−
change the Owner(s) or Beneficiary and all Covered Persons are removed from the Contract because they no longer meet the requirements stated in section 2,
−
take an Excess Withdrawal that reduces the Contract Value to $2,000 or less, or
−
annuitize your Contract. However, we can convert your Income Payment to Annuity Payments as described in section 9, The Annuity Phase – When Annuity Payments Begin.
●
If you begin Income Payments before age 59 1∕2, the payments may be subject to a 10% additional federal tax.
●
Any part of your annual maximum Income Payment that you do not withdraw in a given Income Benefit Year remains in your Contract for the remainder of that year, but is not added to the annual maximum payment available next year.
●
Excess Withdrawals reduce your annual maximum Income Payment by the percentage of Contract Value withdrawn (including any withdrawal charge) on the next Income Benefit Anniversary.
●
You cannot make additional Purchase Payments and any active automatic investment plan ends. If your Contract includes the Traditional Death Benefit, your Guaranteed Death Benefit Value no longer increases.
●
The Contract Value continues to fluctuate as a result of Index Option performance. However, only the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available to you. This may limit your Contract’s performance potential, and if your Contract includes the Maximum Anniversary Value Death Benefit, this may also limit your Guaranteed Death Benefit Value.
●
The Contract Value decreases on a dollar for dollar basis with each Income Payment, Excess Withdrawal (including any financial adviser fees that you choose to have us pay from this Contract), and deductions we make for Contract fees and expenses. If your Contract includes the Maximum Anniversary Value Death Benefit, this decrease in Contract Value also reduces the likelihood of locking in investment gains to the Maximum Anniversary Value.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
Each Income Payment and any Excess Withdrawal (including any financial adviser fees that you choose to have us pay from this Contract) also reduces your Guaranteed Death Benefit Value and the Charge Base used to calculate product and rider fees by the percentage of Contract Value withdrawn (including any withdrawal charge), which means these values may be reduced by more than the amount withdrawn.
●
The Income Benefit rider fee continues until the Business Day the Contract Value reduces to zero, you annuitize the Contract, or the Income Benefit ends.
●
If your Contract also includes the Maximum Anniversary Value Death Benefit, its rider fee continues as indicated in section 7, Expenses and Adjustments.
●
The free withdrawal privilege is no longer available and any systematic withdrawal program ends.
●
If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your maximum available Income Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person. Further, if you elected Increasing Income, your annual maximum Income Payment will continue to change based on Index Option performance.
●
Income Payments made while Contract Value is greater than zero are payments made from your own money, and the chance of Contract Value being reduced to zero and receiving lifetime Income Payments from us may be minimal.
An example of the effect of an Excess Withdrawal on the Guaranteed Death Benefit Value and the annual maximum Income Payment is included later in this section.
Requesting Income Payments
You request Income Payments by completing a payment election form. We must receive your Income Payment election form in Good Order at our Service Center no later than five Business Days before the Income Benefit Date. At least one Eligible Person must remain in the Contract and be alive on the Income Benefit Date in order for Income Payments to begin. Joint payments are only available if there are two Eligible Persons on the Income Benefit Date. If you have Contract Value in any of the Index Options with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, you must transfer this Contract Value to the Index Options with the Index Protection Strategy with DPSC or Index Protection Strategy with Cap when you request Income Payments. In addition, your Income Benefit Date must be on an Index Anniversary. If you have Contract Value in a 3-year or 6-year Term Index Option and the Income Benefit Date is not also a Term End Date for that Index Option, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments, and in such case the Index Option Value will be subject to the Daily Adjustment. If you have Index Options with different Term End Dates, there may be no Income Benefit Date you can select without application of at least one Daily Adjustment.
We will send you a notice letter at least 30 days before:
●
the Index Anniversary that Income Payments can begin once the Eligible Person(s) reaches age 50,
●
the last Index Anniversary that joint Income Payments will be available because the older Eligible Person is reaching age 100 if there are two Eligible Persons, and
●
the last Index Anniversary that Income Payments will be available because the younger Eligible Person is reaching age 100.
● If Income Payments do not begin by the Index Anniversary upon which the younger Eligible Person reaches age 100, the Income Benefit ends.
● If the Income Benefit ends before Income Payments begin, you will have paid for the benefit without receiving any of its advantages.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Calculating Your Income Payments
The annual maximum Income Payment is the amount you are entitled to receive each Income Benefit Year. On the Income Benefit Date, if you select the Level Income payment option and all Covered Persons are age 80 or younger (and were age 75 or younger on the Issue Date) your initial annual maximum Income Payment is the greater of the following:
●
The Level Income Guarantee Payment Percentage based on the Covered Person’s current age (or the younger Covered Person’s current age for joint payments) multiplied by total Purchase Payments reduced for withdrawals you took. Withdrawals reduce total Purchase Payments by the percentage of Contract Value withdrawn (including any withdrawal charge), determined at the end of each Business Day. All withdrawals you take reduce your total Purchase Payments, even Penalty-Free Withdrawals and any financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce your total Purchase Payments for deductions we make for Contract fees and expenses.
●
The Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Credits, but before we make any Income Payments or Excess Withdrawals (including any financial adviser fees that you choose to have us pay from this Contract).
If the Covered Persons do not meet these age requirements (age 80 or younger on the Income Benefit Date, and age 75 or younger on the Issue Date), or if you select the Increasing Income payment option, we instead calculate your initial annual maximum Income Payment as stated in the second bullet above (the Lifetime Income Percentage for the payment type you select multiplied by the Contract Value determined at the end of the Business Day after we deduct the product fee, rider fee, and contract maintenance charge and apply any Credits, but before we make any Income Payments or deduct Excess Withdrawals).
● If you have Contract Value in a 3-year or 6-year Term Index Option for which the Income Benefit Date is not a Term End Date, we will execute a Performance Lock for that Index Option if it is not locked and then immediately calculate and begin your Income Payments, and in such case the Index Option Value will be subject to the Daily Adjustment. If you have Index Options with different Term End Dates, there may be no
Income Benefit Date you can select without application of at least one Daily Adjustment. This means you may not receive the full benefit of the Credit that you would have received if you had waited until the Term End Date to begin Income Payments.

● We use Contract Value to calculate your initial annual maximum Income Payment, and Income Payment increases under the Level Income payment option. Negative Index Option performance, withdrawals you take (including any financial adviser fees that you choose to have us pay from this Contract), and deductions we make for Contract fees and expenses decrease the Contract Value, which reduces the initial annual maximum Income Payment available to you. Negative Index Returns and Performance Credits of zero also reduce the likelihood you will receive Income
Payment increases.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Level Income Guarantee Payment Percentage Table
Covered Person’s age (or younger Covered Person’s age for joint payments) on the Income Benefit Date	Level Income Guarantee Payment Percentage
50	2.23%
51	2.28%
52	2.33%
53	2.39%
54	2.44%
55	2.50%
56	2.57%
57	2.64%
58	2.71%
59	2.78%
60	2.86%
61	2.95%
62	3.04%
63	3.13%
64	3.23%
65	3.34%
66	3.45%
67	3.58%
68	3.71%
69	3.85%
70	4.00%
71	4.17%
72	4.35%
73	4.55%
74	4.77%
75	5.00%
76	5.27%
77	5.56%
78	5.89%
79	6.25%
80	6.67%
On the Income Benefit Date, if your initial annual maximum Income Payment is less than $100, the Income Benefit ends and you will have paid for the benefit without receiving any of its advantages. For example, assuming a 4% Lifetime Income Percentage and Contract Value less than $2,500, this would result in an initial annual maximum Income Payment of less than $100.
You can receive Income Payments monthly, quarterly, semi-annually, or annually. If the scheduled payment date does not fall on a Business Day, we make the payment on the next Business Day.
You can change your payment frequency once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment frequency in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary and it remains in effect until the benefit ends or you request another change. We do not accept payment frequency changes that would cause us to make payments of $0.01 to $99.99.
The annual maximum Income Payment is the amount you are entitled to, but you can choose to take less. The annual actual Income Payment is the total amount you choose to receive each year. Each scheduled Income Payment you receive is equal to the annual actual Income Payment divided by the number of payments you chose to receive during the Income Benefit Year. Each scheduled Income Payment must either be zero, or $100 or more. For example, you cannot request a scheduled payment of $50.
Any part of your annual maximum payment that you do not withdraw in a given Income Benefit Year is not added to the annual maximum payment available next year. However, if your actual Income Payment is less than your annual maximum payment, you can withdraw the difference and we consider that withdrawal to be an additional actual Income Payment, and

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

not an Excess Withdrawal and not subject to a withdrawal charge. For example, assume your annual maximum Income Payment is $2,000 and you take a scheduled Income Payment of $1,000. Within an Income Benefit Year, you can take an additional withdrawal of up to $1,000 and we consider that to be an additional scheduled Income Payment. If you withdraw $1,200, we consider the first $1,000 to be an additional scheduled Income Payment and the next $200 to be an Excess Withdrawal.
If you would like to take less than the maximum available payment, you can change your payment amount once each Income Benefit Year while your Contract Value is positive. We must receive your request to change your Income Payment amount in Good Order at our Service Center no later than five Business Days before the Income Benefit Anniversary. If the change is available, we implement it on the Income Benefit Anniversary and it remains in effect until the Income Benefit ends or you request another change.
If, on a Business Day that we are deducting an Income Payment, your Contract Value is less than the payment amount, we will add the difference between these amounts to your Contract Value and then deduct the Income Payment which will reduce your Contract Value to zero. If your Contract Value reduces to zero during the Income Period for any reason other than an Excess Withdrawal or annuitization that does not convert your Income Payments to Annuity Payments, you will continue to receive your maximum available Income Payment at the previous selected payment frequency until the earlier of the death of the Owner or last surviving Covered Person. If you select Increasing Income, you can continue to receive payment increases based on Index Option performance. However, if you select Level Income, your Income Payments will no longer increase.
We deduct each Income Payment, Excess Withdrawal, and any additional payment resulting from a required minimum distribution, proportionately from the Index Options to which you are allocated. While the Contract Value is positive, you can make transfers between the Index Options. If you select Increasing Income, you can continue to change your Index Option allocations after the Contract Value reduces to zero as long as the Income Benefit is in effect. With Increasing Income, we base changes to your annual maximum Income Payment on the proportion of Contract Value in each Index Option at the end of the last Business Day that your Contract Value is positive. However, you can change the proportion of each Index Option that we use to calculate these changes after the Contract Value is equal to zero by providing an authorized request to our Service Center.
● For Qualified Contracts: If we calculate a required minimum distribution (RMD) based on this Contract, after making all Income Payments for the calendar year we determine whether this calendar year’s total RMD has been satisfied by these payments and any Excess Withdrawals. If the RMD amount for this Contract has not been satisfied, we send you this remaining amount as one RMD payment by the end of the calendar year. We consider this payment to be a withdrawal, but it is not an Excess Withdrawal and it is not subject to a withdrawal charge.

● For annuitization: If on the Annuity Date you are receiving Income Payments and your Contract Value is positive, we will convert your Income Payments to Annuity Payments if you take Annuity Payments under Annuity Option 1 or 3. If you select any other Annuity Option, we will not convert your Income Payments to Annuity Payments. This means that if you annuitize your Contract you may receive less as Annuity Payments than you would have received as Income Payments. For more information, see section 9, The Annuity Phase – When Annuity Payments
Begin.

Lifetime Income Percentage Calculation Example
Assume you are the sole Owner, you are not married, and your initial Purchase Payment was $20,000. You only select 1-year Term Index Options. You are not married, so you are also the only Eligible Person. The Income Payment waiting period is three Index Years. On the Index Effective Date you are age 54, your Income Percentage Increase is 0.25%, and your initial Lifetime Income Percentages are equal to the Income Percentages for single payments, which are 4.20% for Level Income, and 3.20% for Increasing Income. You take no withdrawals before requesting Income Payments.
On the first Index Anniversary, we apply your first Income Percentage Increase. Your new Lifetime Income Percentages for single payments are 4.45% (4.20% + 0.25%) if you elect Level Income and 3.45% (3.20% + 0.25%) if you elect Increasing Income.
Assume you make an additional Purchase Payment of $2,000 in the fourth Index Year. On the fourth Index Anniversary:
●
you are age 58 and the Income Percentages are 4.60% for Level Income, and 3.60% for Increasing Income,
●
the Variable Account Value for the additional Purchase Payment is now $2,002.50, and

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
the Contract Value after application of the additional Purchase Payment, Credits and after deducting all Contract fees and expenses is $25,000.
We calculate your new Lifetime Income Percentages for single payments on the fourth Index Anniversary as follows.
●
Lifetime Income Percentages for the initial Purchase Payment are now 5.20% (4.20% + (0.25% x 4)) if you elect Level Income and 4.20% (3.20% + (0.25% x 4)) if you elect Increasing Income.
●
Lifetime Income Percentages for the additional Purchase Payment are 4.60% for Level Income and 3.60% for Increasing Income.
●
The Variable Account Value’s percentage of total Contract Value is 8.01% ($2,002.50 ÷ $25,000), which means the initial Purchase Payment is 91.99% of total Contract Value (100% - 8.01%).
The final Lifetime Income Percentages on the fourth Index Anniversary are then:
−
if you elect Level Income: (5.20% x 91.99%) + (4.60% x 8.01%) = 4.78% + 0.37% = 5.15%
−
if you elect Increasing Income: (4.20% x 91.99%) + (3.60% x 8.01%) = 3.86% + 0.29% = 4.15%
If you begin Income Payments on the fourth Index Anniversary, we calculate the annual maximum Income Payment as follows.
If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by
total Purchase Payments reduced proportionately for
withdrawals you took, or: (2.71% x $22,000) = $596.20
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.15% x $25,000) = $1,287.50
• Lifetime Income Percentage multiplied by the Contract Value, or: (4.15% x $25,000) = $1,037.50
If you select Level Income, we apply the Level Income Guarantee Payment Percentage in this calculation because you were 75 or younger when you purchased the Contract and are age 80 or younger on the Income Benefit Date. On the Income Benefit Date, your Level Income Guarantee Payment Percentage based on your current age of 58 is 2.71%, and your total Purchase Payments reduced proportionately for withdrawals is $22,000 (your $20,000 initial payment plus the $2,000 we received in the fourth Index Year). The annual maximum Income Payment calculation and Level Income Guarantee Payment Percentage are discussed in “Calculating Your Income Payments” next in this section.
If you had not made the additional Purchase Payment your Lifetime Income Percentages would have been higher (5.20% compared to 5.15% for Level Income, and 4.20% compared to 4.15% for Increasing Income), but the available annual maximum Income Payment would be lower because the Contract Value would not include the increase from the additional Purchase Payment. If you had not made the additional Purchase in the fourth Index Year, your Contract Value would have been $22,997.50 ($25,000 - $2,002.50) and we calculate your annual maximum Income Payment as follows.
If you select Level Income, you receive the greater of….	If you select Increasing Income, you receive…
• Level Income Guarantee Payment Percentage multiplied by
total Purchase Payments reduced proportionately for
withdrawals you took, or: (2.71% x $20,000) = $542.00
• Lifetime Income Percentage multiplied by the Contract Value, or: (5.20% x $22,997.50) = $1,195.87
• Lifetime Income Percentage multiplied by the Contract Value, or: (4.20% x $22,997.50) = $965.90
Example of when the Level Income Guarantee Payment Percentage may increase the initial Income Payment
Assume you are the sole Owner, you are not married, and your initial Purchase Payment was $100,000. You are age 65 on the Index Effective Date and your initial Income Percentage under Level Income is 5.70% with a 0.40% Income Percentage Increase. You take no withdrawals before requesting Income Payments. You begin Income Payments on the

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

fifth Index Anniversary and select the Level Income payment option. On the Income Benefit Date you are age 70, your Lifetime Income Percentage is 7.70% and your Level Income Guarantee Payment Percentage is 4.00%.
When it increases the initial Income Payment	When it does not increase the initial Income Payment
• Assume your Contract Value decreases to $50,000 due to
negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied
by total Purchase Payments reduced proportionately for
withdrawals you took, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract
Value, or: (7.70% x $50,000) = $3,850.00

• Assume your Contract Value decreases to $70,000 due to
negative performance. You would receive the greater of:
– Level Income Guarantee Payment Percentage multiplied
by total Purchase Payments reduced proportionately for
withdrawals you took, or: (4.00% x $100,000) = $4,000.00
– Lifetime Income Percentage multiplied by the Contract
Value, or: (7.70% x $70,000) = $5,390.00

Please note that these examples may differ from your actual results due to rounding.
Excess Withdrawals
Excess Withdrawals include any applicable withdrawal charge, but do not include RMD payments, or amounts we deduct for other Contract fees and expenses. Any partial Excess Withdrawal must be for at least $100, and, after the partial Excess Withdrawal, the Contract Value must be at least $2,000. If the Contract Value is less than $2,000, you cannot request a partial Excess Withdrawal, but you can take a full Excess Withdrawal. If a partial Excess Withdrawal reduces the Contract Value to less than $2,000, we require you to take a full Excess Withdrawal. A full Excess Withdrawal will cause Income Payments to stop and the Contract and all of its benefits to end. We will not provide a warning before you take an Excess Withdrawal, and there will be no opportunity to undo an Excess Withdrawal.
Excess Withdrawals reduce your annual maximum Income Payment on the next Income Benefit Anniversary after the withdrawal. For each Excess Withdrawal, we reduce your annual maximum payment by the same percentage that we reduced the Contract Value. If partial Excess Withdrawals reduce your annual maximum Income Payment to less than $100, we send you the total remaining Contract Value (less any final product fee, rider fee, and contract maintenance charge), which will cause Income Payments to stop and the Contract to end.
Excess Withdrawal Example
These calculations show the effects of an Excess Withdrawal on the Contract Value, available Guaranteed Death Benefit Value, and Income Payments. Partial Excess Withdrawals (including any withdrawal charges, but not amounts we withdraw for other Contract fees and expenses) immediately reduce the Contract Value on a dollar for dollar basis, and reduce the Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn. Partial Excess Withdrawals also reduce the annual maximum Income Payment by the percentage of Contract Value withdrawn on the next Income Benefit Anniversary. (The impact of withdrawals, including Excess Withdrawals, on the Charge Base is included in Appendix D - Annual Contract Fees Calculation Examples.)
The example assumes an Excess Withdrawal of $5,000 to pay financial adviser fees when the Contract Value is $100,000, and the Guaranteed Death Benefit Value under the Traditional Death Benefit is $90,000, or $105,000 under the Maximum Anniversary Value Death Benefit. All fractional numbers in these examples have been rounded up to the next whole number.
Excess Withdrawal	Contract Value	Guaranteed Death Benefit Value for a Contract with the Traditional Death Benefit	Guaranteed Death Benefit Value for a Contract with the Maximum Anniversary Value Death Benefit	Next anniversary’s annual maximum Income Payment
Prior to withdrawal	$ 100,000	$ 90,000	$ 105,000	$ 4,800
$5,000 withdrawal		– [($5,000 ÷ 100,000)	– [($5,000 ÷ 100,000)	– [($5,000 ÷ 100,000)
		x 90,000]	x 105,000]	x 4,800]
	– $5,000	= - $4,500	= - $5,250	= - $240

After withdrawal	$ 95,000	$ 85,500	$ 99,750	$ 4,560

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

The death benefit is the greater of the Contract Value, or the Guaranteed Death Benefit Value. After the Excess Withdrawal, the death benefit would either be the $95,000 Contract Value under the Traditional Death Benefit (because it is greater than the Guaranteed Death Benefit Value of $85,500), or the $99,750 Guaranteed Death Benefit Value under the Maximum Anniversary Value Death Benefit.
Automatic Annual Income Payment Increases
If you select Level Income, the annual maximum Income Payment can only decrease if you take an Excess Withdrawal. However, if you took the maximum permitted payment during the prior Income Benefit Year, we increase your annual maximum Income Payment if your Contract Value increases from one Income Benefit Anniversary (or the Income Benefit Date if this is the first Income Benefit Anniversary) to the next. This increase is equal to the percentage of growth between these two Contract Values. For example, if the Contract Value increased by 1.5%, we also increase your annual maximum Income Payment by 1.5%.
When calculating this payment increase, we use the Contract Value determined at the end of the Business Day after we apply any Credits and we deduct Contract fees and expenses, but before we make any Income Payments or deduct Excess Withdrawals taken on this Index Anniversary. If the Income Benefit Date or an Income Benefit Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day.
Lifetime Income Percentages on the Income Benefit Date generally will be higher with Level Income, as compared with Increasing Income. However, subsequent payment increases are less likely with Level Income, as compared with Increasing Income, especially in later Income Benefit Years. This is because only the Index Protection Strategy with DPSC and Index Protection Strategy with Cap are available once Income Payments are selected, and those two Crediting Methods may have lower return potential compared to other Crediting Methods. If Index Option performance is less than the total withdrawals, including Income Payments, Excess Withdrawals and deductions we make for Contract fees and expenses, taken in an Index Year, there will be no increase in the annual maximum Income Payment for the Index Year under Level Income.
For example, if you took the maximum permitted payment during the prior Income Benefit Year and you receive Credits of 2.5% on an Index Anniversary, but the deductions for Income Payments and Excess Withdrawals taken during the prior Index Year, and deductions we make for Contract fees and expenses both in the prior Index Year and on the current Index Anniversary reduce your Contract Value by -6.8% you will not receive a payment increase under Level Income.
If we increase the Contract Value to equal the death benefit due to a spousal continuation of the Contract during the last
Income Benefit Year, we also subtract the amount of this increase from the Contract Value on the next Income Benefit
Anniversary when determining annual payment increases under the Level Income payment option.

If you select Increasing Income, the available annual maximum Income Payments will increase on each Income Benefit Anniversary if your selected Index Option(s) receives a DPSC or Protection Credit. Any Index Options that did not receive a Performance Credit will not affect the annual maximum Income Payment on the current Income Benefit Anniversary. If you select multiple Index Options, we take the weighted average of all DPSCs and Protection Credits based on the percentage of Contract Value in each of your selected Index Options to determine your payment increase as indicated in the example below. When calculating this payment increase, we use the Contract Value determined at the end of the Business Day before we apply any Credits; deduct any Income Payments, Excess Withdrawals, or Contract fees or expenses; or process any transfers. If the Income Benefit Date or an Income Benefit Anniversary does not occur on a Business Day, we use Contract Values from the next Business Day.
Payment increases can continue even if your Contract Value reduces to zero or if your Income Payments are converted to Annuity Payments as described in section 9, The Annuity Phase – When Annuity Payments Begin. If you select multiple Index Options, we take the weighted average of all DPSCs and Protection Credits based on the percentage of Contract Value in each of your selected Index Options either at the end of the prior Business Day before your Contract Value reduced to zero, or at the end of the Business Day on the Annuity Date if you convert Income Payments to Annuity Payments. You can change the proportions that we use to calculate this weighted average by submitting an authorized request to our Service Center.
Example of Increasing Income Payment Increases
Assume you allocate 20% to the Index Protection Strategy with DPSC using the S&P 500® Index and 80% to the Index Protection Strategy with the Cap using the EURO STOXX 50® on the Income Benefit Date.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

On the second Income Benefit Anniversary, the Index Protection Strategy with DPSC Index Option receives a 3.5% DPSC and the Index Protection Strategy with the Cap Index Option receives a 4.2% Protection Credit. On this anniversary, before we deduct Contract fees and expenses, apply Credits or make Income Payments, 21.5% of your total Contract Value is in the Index Protection Strategy with DPSC Index Option, and 78.5% of your Contract Value is in Index Protection Strategy with the Cap Index Option.
Your annual maximum Income Payment on the second Income Benefit Anniversary will increase by 4.05% ((3.5% x 21.5%) + (4.2% x 78.5%)).
Taxation of Income Payments
We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive, and once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For more information, see section 13, Taxes – Taxation of Income Payments.
When the Income Period Ends
The Income Period ends on the earlier of the last Business Day before the Annuity Date, or the date the Income Benefit ends. Income Payments can continue for the life of the Covered Person(s) if you do not take more than your allowed annual maximum payment.
When the Income Benefit Ends
The Income Benefit ends on the earliest of the following.
●
During the Accumulation Phase and before the Income Period, the Business Day we process your request to remove this benefit from your Contract (the rider termination date).
●
The Business Day all Eligible Persons or Covered Persons are removed from the Contract because they no longer meet the requirements (Owner, Annuitant or sole Beneficiary) stated in section 2. If this occurs after the Income Benefit Date, Income Payments stop when the last Covered Person is removed from the Contract.
●
The Index Anniversary upon which the younger Eligible Person reaches age 100 if it occurs before the Income Benefit Date.
●
The Business Day we process your request for a full withdrawal, other than a full withdrawal caused by an Income Payment.
●
The Income Benefit Date or an Income Benefit Anniversary if the annual maximum Income Payment is less than $100.
●
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we first receive a Valid Claim from any one Beneficiary. However, if a federally recognized spouse is an Eligible Person or Covered Person and continues this Contract, the Income Benefit also continues.
●
During the Accumulation Phase and before the Income Benefit Date, the Income Benefit ends on the date of death of the last surviving Eligible Person.
●
During the Income Period, the Income Benefit ends on the date of death of the last surviving Covered Person.
●
The Business Day the Contract ends.

12. Death Benefit
“You” in this section refers to the Owner, or the Annuitant if the Contract is owned by a non-individual.
The Contract provides the Traditional Death Benefit, the standard death benefit, for no additional charge. If available at the time you purchased the Contract, you could have selected the optional Maximum Anniversary Value Death Benefit for an additional rider fee if all Owners and the Annuitant were age 75 or younger. The Maximum Anniversary Value Death Benefit could only be added to a Contract at issue. The Maximum Anniversary Value Death Benefit cannot be less than the Traditional Death Benefit, but they may be equal. Please discuss this benefit’s appropriateness with your Financial Professional. The death benefit is the greater of the Contract Value, or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit.
The death benefit is only available during the Accumulation Phase (and Income Period, if applicable). If you or the Determining Life (Lives) die during the Accumulation Phase, we process the death benefit using prices determined after

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

we receive the required information, which is either a Valid Claim or due proof of death as stated here. (For information on due proof of death see the Glossary – Valid Claim). If we receive this information at or after the end of the current Business Day, we use the next Business Day’s prices.
If there are multiple Beneficiaries, each Beneficiary receives the portion of the death benefit he or she is entitled to when we receive his or her Valid Claim. If a Beneficiary dies before you or the Designated Life, that Beneficiary’s interest in this Contract ends unless your Beneficiary designation specifies otherwise. If there are no remaining Beneficiaries, or no named Beneficiaries, we pay the death benefit to your estate, or if the Owner is a non-individual, to the Owner. Unless you instruct us to pay Beneficiaries a specific percentage of the death benefit, each Beneficiary receives an equal share.
Each Beneficiary’s portion of the death benefit remains in the Index Options based on the allocation or transfer instructions that were in effect on the date of death until we receive his or her Valid Claim and we either pay the claim or the Beneficiary provides alternate allocation instructions. If there is Variable Account Value in the Variable Option on the date of death, it remains there until the next Index Anniversary. If an Index Anniversary occurs before we receive a Valid Claim, we will transfer that Beneficiary’s portion of the Variable Account Value to the Index Options based on the Purchase Payment default instructions that were in effect on the date of death.
From the time we determine the death benefit until we make a complete distribution, any amount in the Investment Options continues to be subject to investment risk that is borne by the recipient(s). Once we receive notification of death, we may no longer accept or process transfer requests. After we receive the first Valid Claim from any Beneficiary, we also will not accept additional Purchase Payments or allow any partial or full withdrawals unless the withdrawal is required to comply with federal tax law.
On the first death of a Determining Life during the Accumulation Phase, if your selected death benefit is in effect, your Beneficiary(ies) will receive the greater of the Contract Value or Guaranteed Death Benefit Value. The Guaranteed Death Benefit Value is either total Purchase Payments reduced proportionately for withdrawals you take (including any withdrawal charge) if you select the Traditional Death Benefit, or the Maximum Anniversary Value if you select the Maximum Anniversary Value Death Benefit. For example, assume total Purchase Payments are $90,000, you take no withdrawals, the highest Contract Value on any Index Anniversary (the Maximum Anniversary Value) is $105,000, and the current Contract Value is $100,000. The death benefit for the Traditional Death Benefit is the $100,000 Contract Value, and for the Maximum Anniversary Value Death Benefit it is the $105,000 Maximum Anniversary Value.
If the date we are determining the death benefit is not the Term End Date and you selected the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, the Contract Value reflects the Daily Adjustment. Withdrawals you take reduce your Guaranteed Death Benefit Value by the percentage of Contract Value withdrawn (including any withdrawal charge), determined at the end of each Business Day. All withdrawals you take reduce the Guaranteed Death Benefit Value and Contract Value, even Penalty-Free Withdrawals, and financial adviser fees that you choose to have us pay from this Contract. However, we do not reduce the Guaranteed Death Benefit Value for deductions we make for Contract fees and expenses. Deductions for Contract fees and expenses will, however, decrease the Contract Value by the dollar amount withdrawn and reduce the likelihood of receiving increases to the Maximum Anniversary Value. In addition, because the death benefit is the greater of Contract Value, or the Guaranteed Death Benefit Value, deductions we make for Contract fees and expenses may reduce the death benefit available to your Beneficiaries.
Examples of the impact of deductions for financial adviser fees that you choose to have us pay from the Contract on the death benefit are included in section 1. The impact of an Excess Withdrawal on the death benefit is included in section 11.
Maximum Anniversary Value
The Maximum Anniversary Value is initially equal to the Purchase Payment received on the Issue Date. At the end of each Business Day, we adjust the Maximum Anniversary Value as follows.
●
We increase it by the dollar amount of any additional Purchase Payments.
●
We reduce it by the percentage of any Contract Value you withdraw (including any withdrawal charge).
If the Index Effective Date occurs after the Issue Date, the Maximum Anniversary Value on the Index Effective Date is calculated in the same way as on an Index Anniversary.
On each Index Anniversary before the end date (or on the next Business Day if the Index Anniversary is not on a Business Day) the Maximum Anniversary Value is equal to the greater of:
●
its current value after processing any additional Purchase Payments, or withdrawals you take (including any withdrawal charge), or

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
the Contract Value determined at the end of the Business Day after we process all daily transactions including Credits, any additional Purchase Payments, withdrawals you take including any withdrawal charges, and deductions we make for other Contract fees and expenses. Contract Value reflects the Daily Adjustment for a 3-year or 6-year Term Index Option for which this anniversary is not a Term End Date. Negative Index Option performance, withdrawals you take, and deductions we make for Contract fees or expenses decrease the Contract Value and may reduce the likelihood of receiving increases to the Maximum Anniversary Value.
On and after the end date, we no longer make this comparison and we no longer capture any annual investment gains in the Maximum Anniversary Value.
The end date occurs on the earliest of:
●
the older Determining Life’s 91st birthday, or
●
the end of the Business Day we receive the first Valid Claim from any one Beneficiary.
Example of the Maximum Anniversary Value
	Contract Value	Maximum Anniversary Value
Issue Date	$ 100,000	$ 100,000
1st Index Anniversary	$110,000	$110,000
2nd Index Anniversary	$95,000	$110,000
3rd Index Anniversary	$ 105,000	$110,000
4th Index Anniversary	$ 120,000	$ 120,000

●
On the Issue Date the Maximum Anniversary Value is equal to the initial Purchase Payment of $100,000.
●
On the 1st Index Anniversary the Contract Value is greater than the Maximum Anniversary Value, so the Maximum Anniversary Value increases to equal the Contract Value of $110,000.
●
On the 2nd and 3rd Index Anniversaries the Contract Value is less than the Maximum Anniversary Value, so we neither increase nor decrease the Maximum Anniversary Value. The Maximum Anniversary Value will stay at $110,000 until the Contract Value on an Index Anniversary is greater than this amount or you make an additional Purchase Payment (either of which will increase the Maximum Anniversary Value), or you take a withdrawal (which will decrease the Maximum Anniversary Value).
●
On the 4th Index Anniversary the Contract Value is greater than the Maximum Anniversary Value, so the Maximum Anniversary Value increases to equal the Contract Value of $120,000.

During the Income Period:
● You cannot make additional Purchase Payments. If your Contract includes the Traditional Death Benefit this means the Guaranteed Death Benefit Value no longer increases.
● Index Precision Strategy, Index Performance Strategy, and Index Guard Strategy are no longer available. This may limit your Contract’s performance potential and the Guaranteed Death Benefit Value if your Contract includes the
Maximum Anniversary Value Death Benefit. Income Payments and Excess Withdrawals also decrease your Contract
Value, which also reduces the likelihood of locking in investment gains to the Guaranteed Death Benefit Value if your Contract includes the Maximum Anniversary Value Death Benefit.

● Each Income Payment and any Excess Withdrawal reduces the Guaranteed Death Benefit Value by the percentage of
Contract Value withdrawn (including any withdrawal charge), which means this value may be reduced by more than the amount withdrawn. Taking Excess Withdrawals may also cause your selected death benefit to end prematurely.

What Happens Upon Death?
If you are the Determining Life, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation, we determine the Guaranteed Death Benefit Value at the end of the Business Day we receive a Valid Claim. For multiple Beneficiaries, each surviving Beneficiary receives the greater of their portion of the:
●
Guaranteed Death Benefit Value determined at the end of the Business Day we receive the first Valid Claim from any one Beneficiary, or

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
Contract Value determined at the end of the Business Day during which we receive his or her Valid Claim.
In this instance, if the Beneficiary:
−
is a surviving spouse and chooses to continue the Contract;
−
selects death benefit payment Option B; or
−
selects death benefit payment Option C and takes payment over a period not extending beyond the Beneficiary’s life expectancy;
we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater when we receive a Valid Claim.
If you and the Determining Life (Lives) are different individuals and do not die simultaneously as defined by applicable state law or regulation, the death benefit is as follows. This can only occur if you change the Owner after the Issue Date.
●
If a Determining Life dies before you, we do not pay a death benefit to the Beneficiary(ies), but we may increase the Contract Value if the Traditional Death Benefit or Maximum Anniversary Value Death Benefit are still in effect. At the end of the Business Day we receive due proof of a Determining Life’s death, we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater, and your selected death benefit ends.
●
Upon your death, your Beneficiary(ies) receive the Contract Value determined at the end of the Business Day during which we receive each Beneficiary’s Valid Claim.
Upon the death of a Determining Life, if we increase the Contract Value to equal the Guaranteed Death Benefit Value, we allocate this increase to the Variable Option. On the next Index Anniversary we transfer the Variable Account Value to the Index Options according to the default instructions.
The Traditional Death Benefit and Maximum Anniversary Value Death Benefit end upon the earliest of the following:
●
The Business Day before the Annuity Date.
●
The Business Day that the Guaranteed Death Benefit Value and Contract Value are both zero.
●
Upon the death of a Determining Life, the end of the Business Day we receive a Valid Claim from all Beneficiaries if you and the Determining Life are the same individual, or if you and the Determining Life (Lives) are different individuals and die simultaneously as defined by applicable state law or regulation.
●
Upon the death of a Determining Life, the end of the Business Day we receive due proof of the Determining Life’s death if you and the Determining Life (Lives) are different individuals and do not die simultaneously as defined by applicable state law or regulation.
●
Upon the death of an Owner (or Annuitant if the Owner is a non-individual), the end of the Business Day we receive the first Valid Claim from any one Beneficiary, if the Owner (or Annuitant) is no longer a Determining Life.
●
The Business Day the Contract ends.

We base the Guaranteed Death Benefit Value on the first death of a Determining Life (or Lives). This means that upon the death of an Owner (or Annuitant if the Owner is a non-individual), if a surviving spouse continues the Contract:

● the Guaranteed Death Benefit Value is no longer available, and
● if you selected the Maximum Anniversary Value Death Benefit, we no longer assess its 0.20% rider fee.
Also, if you and the Determining Life (Lives) are different individuals and you die first, the Guaranteed Death Benefit Value is not available to your Beneficiary(ies).
Death of the Owner and/or Annuitant
The SAI includes tables that are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different phases of the Contract.
Death Benefit Payment Options During the Accumulation Phase
Each Beneficiary must select one of the death benefit payment options listed below.
If a Beneficiary requests a lump sum payment under Option A, we pay that Beneficiary within seven days of receipt of his or her Valid Claim, unless the suspension of payments or transfers provision is in effect. Payment of the death benefit may be delayed, pending receipt of any state forms.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Spousal Continuation: If the Beneficiary is the deceased Owner’s spouse, he or she can choose to continue the Contract with the portion of the death benefit the spouse is entitled to in his or her own name. For an IRA, Roth IRA, or SEP IRA Contract, spousal continuation can only occur if the surviving spouse is the Contract’s sole primary Beneficiary. For Qualified Contracts purchased through a qualified plan, spousal continuation is only available through a direct rollover to an IRA. Spouses must qualify as such under federal law to continue the Contract. Individuals who have entered into a registered domestic partnership, civil union, or other similar relationship that is not considered to be a marriage under state law are also not considered to be married under federal law. An election by the spouse to continue the Contract must be made on the death claim form before we pay the death benefit. If the deceased Owner was a Determining Life and the surviving spouse Beneficiary continues the Contract, at the end of the Business Day we receive his or her Valid Claim, we increase the Contract Value to equal the Guaranteed Death Benefit Value if greater and available, and your selected death benefit (either the Traditional Death Benefit or the Maximum Anniversary Value Death Benefit) ends. If the surviving spouse continues the Contract:
●
he or she becomes the new Owner and may exercise all of the Owner’s rights, including naming a new Beneficiary or Beneficiaries;
●
he or she is subject to any remaining withdrawal charge period; and
●
upon the surviving spouse’s death, their Beneficiary(ies) receive the Contract Value determined at the end of the Business Day during which we receive a Valid Claim from each Beneficiary.
Death Benefit Payment Options
The following applies to Non-Qualified Contracts. Different rules may apply to Qualified Contracts. For more information, please see section 13, Taxes – Distributions Upon the Owner’s Death (or Annuitant’s Death if the Owner is a Non-Individual).
Option A: Lump sum payment of the death benefit.
Option B: Payment of the entire death benefit within five years of the date of any Owner’s death. The Beneficiary can continue to make transfers between Index Options and is subject to the product fee.
Option C: If the Beneficiary is an individual, payment of the death benefit as Annuity Payments under Annuity Options 1, 2, or 5. If you take the death benefit as Annuity Payments, we do not require that the Annuity Date occur on an Index Anniversary. With our written consent other options may be available for payment over a period not extending beyond the Beneficiary’s life expectancy under which the Beneficiary can continue to make transfers between Index Options and is subject to the product fee.
Distribution from Non-Qualified Contracts under Option C must begin within one year of the date of the Owner’s death. Any portion of the death benefit from Non-Qualified Contracts not applied to Annuity Payments within one year of the date of the Owner’s death must be distributed within five years of the date of death.
If a Non-Qualified Contract is owned by a non-individual, then we treat the death of an Annuitant as the death of an Owner for purposes of the Code’s distribution at death rules, which are set forth in Section 72(s) of the Code.
In all events, notwithstanding any provision to the contrary in the Contract or this prospectus, a Non-Qualified Contract is interpreted and administered in accordance with Section 72(s) of the Code.

13. Taxes
This section provides a summary explanation of the tax ramifications of your Contract. We do not provide tax advice. You should contact your tax adviser to discuss this Contract’s effects on your personal tax situation.
Annuity Contracts in General
Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized the importance of saving for retirement and provided special rules in the Code for annuities.
There are different rules regarding how you will be taxed, depending upon how you take the money out and whether the annuity is Qualified or Non-Qualified. Generally, any taxable distribution is subject to income taxes at ordinary income tax rates (instead of capital gains rates).
If you did not purchase one of the various types of Qualified Contracts described in this section, the Contract is referred to as a Non-Qualified Contract.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

This prospectus does not address specific state tax laws. You should discuss state taxation with your tax adviser.
Qualified Contracts
If you purchased the Contract as an IRA, Roth IRA, SEP IRA, or to fund a qualified retirement plan, the Contract is referred to as a Qualified Contract. Qualified Contracts are subject to certain restrictions under the Code, including restrictions on the amount of annual contributions, restrictions on how much you can earn and still be able to contribute to a Qualified Contract, and specialized restrictions on withdrawals. Qualified Contracts must have been purchased from earned income from the relevant year or years, or from a rollover or transfer from a qualified contract. An IRA to IRA indirect rollover can occur only once in any twelve-month period from all of the IRAs you currently own. Adverse tax consequences may result if contributions, distributions, and transactions in connection with the Qualified Contract do not comply with the law.
A Qualified Contract funded by an annuity does not provide any additional tax deferral. However, the Contract has features and benefits other than tax deferral that may make it appropriate for an IRA or qualified retirement plan.
We issued the following types of Qualified Contracts to an individual.
●
IRA (traditional IRA). Section 408 of the Code permits eligible individuals to fund IRAs. IRA contributions are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions may be tax deductible based on the Owner’s income. Contributions must be made in cash. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over on a tax-deferred basis into an IRA.
●
Roth IRA. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA are limited each year to the lesser of a dollar amount specified in the Code or 100% of the amount of earned income included in the Owner’s income. Contributions are also limited or prohibited if the Owner’s income is above certain limits. Contributions must be made in cash. The limit on the amount contributed to a Roth IRA does not apply to distributions from certain other types of IRAs or qualified retirement plans that are transferred or rolled over (conversion) into a Roth IRA.
Conversions to a Roth IRA from an IRA or other eligible qualified retirement plan are permitted regardless of an individual’s income. A conversion to a Roth IRA results in a taxable event, but not a 10% additional federal tax for early withdrawal if certain qualifications are met (please consult your tax adviser for more details).
●
SEP IRA. Employers may establish SEP IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general rules governing IRAs, such plans are subject to additional requirements and different contribution limits.
We issued the following type of Qualified Contract to a qualified retirement plan.
●
Qualified Retirement Plans: Pension and Profit-Sharing Plans. A qualified plan is a retirement or pension plan that meets the requirements for tax qualification under the Code. Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may have permitted the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees are not included in the gross income of the employee until distributed from the plan. The tax consequences to participants may vary, depending upon the particular plan design. Participant loans are not allowed under the Contracts purchased in connection with these plans.
If the Contract was purchased for a qualified plan under Section 401 of the Code, the plan is both the Owner and the Beneficiary. The authorized signatory, plan administrator, or plan trustee for the plan was required to make representations to us that the plan is qualified under the Code on the Issue Date and is intended to continue to be qualified for the entire Accumulation Phase of the Contract, or as long as the qualified plan owns the Contract. The qualified plan may designate a third party administrator to act on its behalf. All tax reporting is the responsibility of the plan. In the event the plan administrator instructs us to roll the plan assets into an IRA for the Annuitant under this Contract, we change the qualification type of the Contract to an IRA and make the Annuitant the Owner. The qualified plan is responsible for any reporting required for the rollover transactions out of the plan. We are responsible for any reporting required for the Contract as an IRA.
Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

administrative procedures. We are not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless we specifically consent to be bound. Owners, participants, and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
Summary of Individuals and Entities That Can Own a Qualified Contract
We offered the following types of Qualified Contracts.
Type of Contract	Persons and Entities that can own the Contract
IRA	Must have the same individual as Owner and Annuitant.
Roth IRA	Must have the same individual as Owner and Annuitant.
SEP IRA	Must have the same individual as Owner and Annuitant.
Certain Code Section 401 Plans
A qualified retirement plan is the Owner and the Annuitant must be an individual who is a participant in the plan. If the qualified retirement plan is a defined benefit plan, the individual must be the only participant in the plan.

Non-Qualified Contracts
There are no Code restrictions on annual contributions to a Non-Qualified Contract or how much you can earn and still contribute to a Contract.
Non-Qualified Contracts Owned by Non-Individuals
When a Non-Qualified Contract is owned by a non-individual (other than a trust holding the Contract as an agent for an individual), the Contract is not generally treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of tax deferral and any Contract earnings may be taxable every year.
Taxation of Withdrawals
When you take money out of a Contract, we may deduct premium tax that we pay on your Contract. This tax varies from 0% to 3.5%, depending on your state. Currently, we pay this tax and do not pass it on to you.
Section 72 of the Code governs taxation of annuities in general. An Owner is generally not taxed on increases in the value of a Contract until a distribution occurs, either in the form of withdrawals or as Annuity Payments.
For a full withdrawal (total redemption), a partial withdrawal, or a death benefit, the recipient is taxed on the portion of the payment that exceeds your investment in the Contract (often referred to as cost basis). For Non-Qualified Contracts, this cost basis is generally the Purchase Payments, while for Qualified Contracts there is generally no cost basis, which means the withdrawal is fully taxable, except for qualified distributions from Roth IRAs and IRAs where you have separately tracked and reported any after-tax contributions that you have made.
For Non-Qualified Contracts, the taxable portion of a partial withdrawal is the portion of the payment considered to be gain in the Contract (for example, the difference, if any, between the Contract Value immediately before the withdrawal, unreduced by any withdrawal charges, and the Contract’s cost basis). The withdrawals are generally taxed as though you were paid taxable earnings first, and then as a non-taxable return of Purchase Payments.
Distributions from a Roth IRA are not subject to income tax if the Roth IRA has been held for five years (starting with the year in which the first contribution is made to any Roth IRA) and the Owner satisfies a triggering event such as attaining age 59 1∕2, death, disability or a first time homebuyer (subject to a $10,000 lifetime limit).
Distribution before satisfying the five year period or triggering event requirement may subject the distribution to taxation. Please be aware that each Roth IRA conversion has its own five year holding period requirement for purposes of determining if the 10% additional federal tax described below applies.
10% Additional Federal Tax
Withdrawals (whether partial or full) and Annuity Payments taken before age 59 1∕2 are subject to a 10% additional federal tax unless an exception applies. The exceptions are different for Qualified Contracts and Non-Qualified Contracts, and are also different for IRAs and qualified plans. If the Contract is jointly owned, we send one check payable to both Joint

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Owners and we tax report to each Joint Owner individually. Tax reporting to each Joint Owner individually can create a discrepancy in taxation if only one Joint Owner is under age 59 1∕2 because that Joint Owner may be subject to the 10% additional federal tax.
Exceptions to the 10% Additional Federal Tax for Qualified Contracts
1)
distributions made on or after the date you (or the Annuitant as applicable) reach age 59 1∕2;
2)
distributions following your death or disability (or the Annuitant as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
3)
distributions paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
4)
distributions made to you after separation from service after reaching age 55 (does not apply to IRAs);
5)
distributions made to you to the extent such distributions do not exceed the amount allowed as a deduction under Code Section 213 for amounts paid during the tax year for medical care;
6)
distributions made on account of an IRS levy upon the Qualified Contract;
7)
distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your spouse and dependents if you have received unemployment compensation for at least 12 weeks (this exception will no longer apply after you have been re-employed for at least 60 days);
8)
distributions from an IRA made to you, to the extent such distributions do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the tax year;
9)
distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Section 72(t)(8) of the Code);
10)
distributions made to an alternate Payee pursuant to a qualified domestic relations order (does not apply to an IRA);
11)
distributions made to a reservist or national guardsman called to active duty after September 11, 2001, for a period in excess of 179 days (or for an indefinite period), from IRAs or amounts attributable to elective deferrals under a 401(k) plan made during such active period;
12)
distributions that are corrective distributions (and associated earnings) of excess contributions, excess aggregate contributions and excess deferrals, made timely;
13)
distributions made during the payment period starting on the birth of a child or the finalization of an adoption (up to $5,000);
14)
distributions that are qualified disaster recovery distributions;
15)
distributions due to having a terminal illness;
16)
distributions that are emergency personal expense distributions up to $1,000; and
17)
distributions that are eligible distributions as a domestic abuse victim, not to exceed the lesser of $10,000 or 50% of the IRA or qualified plan vested benefit value.
With respect to (13) through (17) above, a qualified birth or adoption distribution, a qualified disaster recovery distribution, a terminal illness distribution, an emergency personal expense distribution and an eligible distribution as a domestic abuse victim may each be repaid any time within the 3-year period from the date the distribution was received in one or more contributions into an IRA or qualified retirement plan (if you are eligible to make a contribution to the qualified retirement plan). The repayment contribution will be treated as a rollover into the IRA or qualified retirement plan.
With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of the Annuitant attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments may also result in a modification of the payments. You should obtain competent tax advice before you take any partial withdrawals or make additional Purchase Payments.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Exceptions to the 10% Additional Federal Tax for Non-Qualified Contracts
1)
paid on or after you reach age 59 1∕2;
2)
paid after you die;
3)
paid if you become totally disabled (as that term is defined in Section 72(m)(7) of the Code);
4)
paid in a series of substantially equal payments made annually (or more frequently) for your life (or life expectancy) or joint lives of you and your designated Beneficiary;
5)
paid as annuity payments under an immediate annuity; or
6)
that come from Purchase Payments made before August 14, 1982.
With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1∕2 or the close of the five year period that began on the date the first payment was received, then the tax for the year of the modification is increased by the 10% additional federal tax, plus interest, for the tax years in which the exception was used. A partial withdrawal taken after a series of substantially equal periodic payments has begun will result in the modification of the series of substantially equal payments and therefore will result in the imposition of the 10% additional federal tax and interest for the period as described above. Adding Purchase Payments to a Contract that is making substantially equal periodic payments will also result in a modification of the payments.
Non-Qualified Annuity Medicare Tax
Distributions from Non-Qualified Contracts are considered investment income for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) This tax does not apply to distributions from Qualified Contracts. Please consult a tax adviser for more information.
Payments for Financial Adviser Fees
Any financial adviser fees that you choose to have us pay from this Contract to your Financial Professional or Financial Professional’s firm may result in a taxable distribution. Please consult with your Financial Professional before requesting us to pay financial adviser fees from this Contract rather than from other assets you may have.
RMDs From Qualified Contracts
Distributions from a Qualified Contract must commence no later than the required beginning date. For Roth IRAs, no distributions are required during the Owner’s lifetime.
For IRAs other than Roth IRAs, the required beginning date is April 1 of the calendar year following the year in which the RMD age is reached. The RMD age is:
●
if date of birth is on or before June 30, 1949, age 70.5;
●
if date of birth is on and after July 1, 1949, and before January 1, 1951, age 72;
●
if date of birth is on and after January 1, 1951, and before January 1, 1960, age 73; and
●
if date of birth is on and after January 1, 1960, age 75.
Under a qualified plan, the required beginning date is generally April 1 of the calendar year following the later of the calendar year in which you reach the age noted for IRAs above or retire.
Generally, RMDs must be made over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated Beneficiary. If the RMDs are not made, a 25% excise tax is imposed as to the amount not distributed. If you are attempting to satisfy these rules through partial withdrawals, the present value of future benefits provided under the Contract may need to be included in calculating the amount required to be distributed. If you enroll in our minimum distribution program, we make RMD payments to you that are designed to meet this Contract’s RMD requirements.
Diversification
Code Section 817(h) and accompanying Treasury Department Regulations impose diversification standards on the assets underlying variable annuity contracts. The Code provides that a variable annuity contract cannot be treated as an annuity contract for any period during which its investments are not adequately diversified as required by the United States Treasury Department. If the Contract no longer qualifies as an annuity contract, you would be subject to federal income tax

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

each year with respect to Contract earnings accrued. We intend to manage all available Index Options, and we intend that all available underlying funds be managed by the investment advisers so that they comply with these diversification standards.
Owner Control
The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which an Owner’s control of the Separate Account’s investments may cause the Owner to be treated as the owner of the Separate Account’s assets, which would cause the Contract to lose its favorable tax treatment. In certain circumstances, variable annuity contract owners have been considered for federal income tax purposes to be the owners of the separate account’s assets, due to their ability to exercise investment control over those assets. In this case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area and some of our Contract’s features, such as the flexibility of an Owner to allocate Purchase Payments and transfer amounts among any available variable investment options, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Separate Account assets.
Taxation of Income Payments
We treat Income Payments as withdrawals for tax purposes while your Contract Value is positive. This means that, for Non-Qualified Contracts, gains from the entire Contract are considered to be distributed first and are subject to ordinary income tax. Purchase Payments are distributed after gains have been paid out and are generally considered to be a return of your investment and are not subject to income tax. While tax law is not entirely clear as to the proper tax treatment, once your Contract Value is reduced to zero we intend to treat Income Payments as Annuity Payments for tax purposes. For Qualified Contracts, the total Income Payment is most likely subject to ordinary income tax. If you are taking withdrawals from the Contract to satisfy the requirements for substantially equal periodic payments under Section 72(t) or 72(q) of the Code and you begin Income Payments before the required series of withdrawals is complete, you may incur additional penalties, including a 10% additional federal tax. If you begin Income Payments before age 59 1∕2 the payments will generally be subject to a 10% additional federal tax.
Taxation of Annuity Payments
For Annuity Payments from Non-Qualified Contracts, the portion of each payment included in income is determined by an exclusion ratio. The exclusion ratio is a calculation that causes a portion of each Annuity Payment to be non-taxable, based upon the percentage of your Contract Value that is from Purchase Payments. We determine the exclusion ratio for Annuity Payments by dividing the investment in the Contract (adjusted for any guaranteed period or refund guarantee) by the expected return anticipated to be paid as Annuity Payments (which is determined by Treasury Regulations). We determine the amount of each Annuity Payment that is excluded from income by multiplying the Annuity Payment by the exclusion ratio. Annuity Payments received after the investment in the Contract has been recovered (for example, when the total of the amounts excluded from income equal the investment in the Contract) are fully taxable.
Generally, Annuity Payments from Qualified Contracts are fully taxable unless you have separately tracked and reported any after-tax contributions that you have made. Annuity Payments that are qualified distributions from Roth IRAs are federal income tax free. Owners, Annuitants and Beneficiaries under the Contracts should seek competent advice about the tax consequences of any distributions.
Distributions Upon the Owner’s Death (or Annuitant’s Death If the Owner Is a Non-Individual)
Section 72(s) of the Code requires that, to be treated as an annuity contract for federal income tax purposes, a Non-Qualified Contract must contain certain provisions regarding distributions when an Owner dies. Specifically, Section 72(s) requires that: (a) if an Annuitant dies on or after you annuitize the Contract, but before distribution of the entire Contract’s interest, the entire Contract’s interest must be distributed at least as rapidly as under the distribution method being used as of the Annuitant’s date of death; and (b) if any Owner (or the Annuitant if the Owner is a non-individual) dies before you annuitize the Contract, the Contract’s entire interest must be distributed within five years after the Owner’s date of death.
These requirements are satisfied as to any part of an Owner’s interest that is payable to, or for the benefit of, a designated Beneficiary and distributed over the designated Beneficiary’s life, or over a period not extending beyond that Beneficiary’s

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

life expectancy, provided that distributions begin within one year of the Owner’s death. The designated Beneficiary refers to an individual designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death.
However, if the designated Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse can continue the Contract as the new Owner. If a couple is married in a jurisdiction (including a foreign country) that recognizes same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Depending on the state in which your Contract is issued, we may offer certain annuitization benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that, if state law does not recognize the civil union or registered domestic partnership as a marriage, we cannot permit the surviving partner/spouse to continue the Contract within the meaning of the federal tax law.
Same-sex civil union couples, domestic partners and spouses should contact their financial professional and a qualified tax adviser regarding their personal tax situation, the implications of any Contract benefits based on a spousal relationship, and their partner’s/spouse’s rights and benefits under the Contract.
Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements.
Upon death of an Owner of a Qualified Contract, the payment options described below are available to Beneficiaries of Owners who die on or after January 1, 2020. The rules discussed below reference IRA Contracts, but similar rules also apply to qualified retirement plans. With some exceptions, IRA Beneficiaries must receive their entire death benefit by December 31 of the year containing the tenth anniversary of the IRA Owner’s death.
The payment options for IRA Beneficiaries differ depending on several factors, including whether a Beneficiary is an Eligible Designated Beneficiary (EDB). An EDB includes any Beneficiary of the deceased IRA Owner who at time of death is: 1) the surviving spouse, 2) an individual not more than ten years younger than the IRA Owner, 3) a minor child of the IRA Owner, 4) a chronically ill individual, or 5) disabled individual. EDB status is determined at the IRA Owner’s death.
If you are an EDB, then you can begin RMD payments based on your single life expectancy (“stretch payments”) in the year following the deceased Owner’s death. You must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death (but see the exception for a spouse Beneficiary below). If you are an EDB that elected to receive payments over your life expectancy, once you die, then your beneficiary must receive their entire death benefit by December 31 of the year containing the tenth anniversary of your death. Your beneficiary must in certain circumstances continue stretch payments during this 10-year period.
For a minor child Beneficiary, the payments based on life expectancy may continue only until the minor child reaches the age of majority (age 21). The minor child Beneficiary must receive their entire death benefit by December 31 following the tenth anniversary of reaching the age of majority, with RMD payments required during this period.
If you were the spouse Beneficiary of the deceased Owner’s IRA Contract and your spouse had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then you can wait to begin receiving RMD payments until the year that your spouse would have reached age 73 (age 75 if your spouse would have reached age 74 after December 31, 2032). Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, you must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
If you are a designated Beneficiary (generally an individual), but are not an EDB, the entire death benefit must be distributed by December 31 of the year containing the tenth anniversary of the IRA Owner’s death. If you die before the end of the ten-year period and the entire death benefit has not been distributed, your beneficiary must receive the entire death benefit by the same date you would have been required to receive the death benefit. You must receive an RMD each year if the Owner died on or after their required beginning date.
If the Beneficiary of the IRA Contract is a trust, Treasury Regulations provide “see-through” treatment for trusts that meet certain requirements. If such treatment applies, the beneficiaries of the trust, rather than the trust itself will be treated as having been designated as Beneficiaries of the IRA Contract for purposes of determining the distribution period for RMD payments. Individuals are encouraged to seek guidance from their own tax professional or legal counsel to determine how these new rules apply to their particular situation.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

If the IRA Beneficiary is not a “designated beneficiary” (e.g., beneficiary is an estate, charity, or a trust that does not meet the requirements for “see-through” treatment), then the payment options are as follows. If the IRA Owner had not yet reached the date at which he/she was required to begin receiving RMD payments (treating a Roth IRA as a traditional IRA for this purpose only), then these IRA Beneficiaries must receive their entire death benefit by December 31 of the year containing the fifth anniversary of the IRA Owner’s death. Alternatively, if the deceased Owner had already reached the date at which he/she was required to begin receiving RMD payments, these IRA Beneficiaries can begin RMD payments based on the single life expectancy of the Owner in the year of the deceased Owner’s death, reduced by one. These Beneficiaries must begin to receive these RMD payments by December 31 of the year following the deceased Owner’s death.
When the IRA Owner died before January 1, 2020, and the Beneficiary had elected stretch payments, the stretch payments can continue to the Beneficiary. But once that Beneficiary dies, the successor beneficiary must receive any remaining death benefit by December 31 of the year containing the tenth anniversary of the original Beneficiary’s death. The successor beneficiary must receive an RMD payment each year.
Annuitization options that a Beneficiary may elect at the IRA Owner’s death must comply with death benefit payment rules. Also, if an IRA Owner elected an annuitization option and then dies, action may be needed by the Beneficiary if any remaining Annuity Payments do not comply with the death benefit payment rules for a Beneficiary.
Tax-Free Section 1035 Exchanges
Subject to certain restrictions, you can make a “tax-free” exchange under Section 1035 of the Code for all or a portion of a non-qualified annuity contract(s) to a different non-qualified annuity contract, or all of a life insurance policy for a non-qualified annuity contract. If you perform a partial 1035 exchange, please be aware that no distributions or withdrawals can occur from the old or new annuity contract within 180 days of the partial exchange, unless you qualify for an exception to this rule. IRS guidance also provides that certain partial exchanges may not qualify as tax-free exchanges. You should consult a tax adviser to discuss the potential tax effects before making a 1035 exchange.
Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this prospectus:
●
you might have to pay a withdrawal charge on your previous contract,
●
there is a new withdrawal charge period for this Contract,
●
other fees and expenses under this Contract may be higher (or lower),
●
the benefits may be different, and
●
you no longer have access to any benefits from your previous contract.
If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a possible additional federal tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine the exchange is in your best interest and not just better for the person selling you the Contract who generally earns a commission on each sale.
Multiple Non-Qualified Contracts Purchased In the Same Year By the Same Owner
Code Section 72(e)(12) provides that multiple Non-Qualified deferred annuity contracts issued within the same calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining a distribution’s tax consequences. This treatment may result in adverse tax consequences, including more rapid taxation of distributions from combined contracts. For purposes of this rule, contracts received in a Section 1035 exchange are considered issued in the year of the exchange. You should consult a tax adviser before requesting a distribution if you purchased more than one Non-Qualified Contract in any calendar year period.
Assignments, Pledges and Gratuitous Transfers
Any assignment or pledge (or agreement to assign or pledge) the Contract Value is treated for federal income tax purposes as a full withdrawal. The Contract will not qualify for tax deferral while the assignment or pledge is effective. Qualified Contracts generally cannot be assigned, pledged, or transferred to another individual. For Non-Qualified Contracts, the Contract’s cost basis is increased by the amount includible as income with respect to such amount or portion, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Non-Qualified Contract (an ownership change) without adequate consideration to a person other than their spouse (or to a former spouse incident to divorce), the Owner is taxed on the difference between his or her Contract Value and the Contract’s cost basis

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

at the time of transfer. In such case, the transferee’s investment in the Contract is increased to reflect the increase in the transferor’s income. An Owner should consult a tax adviser before requesting an assignment, transfer, or pledge.
Income Tax Withholding
Any part of a distribution that is taxable to the Owner or Beneficiary is subject to federal and/or state income tax withholding. Generally, we withhold amounts from Annuity Payments at the same rate as wages, and we withhold 10% from non-periodic payments, such as withdrawals. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from retirement plans qualified under Code Section 401 that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% federal income tax withholding. The 20% withholding requirement generally does not apply to:
●
a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated Beneficiary, or for a specified period of ten years or more; or
●
RMDs; or
●
any part of a distribution not included in gross income (for example, returns of after-tax contributions); or
●
hardship withdrawals.
Plan participants should consult a tax adviser regarding income tax withholding requirements.
Federal Estate Taxes
While no attempt is being made to discuss the Contract’s federal estate tax implications, an Owner should keep in mind the annuity contract’s value payable to a Beneficiary upon the Owner’s death is included in the deceased Owner’s gross estate. Depending on the annuity contract, the annuity’s value included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary, or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
The Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations may require us to deduct this tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under the federal tax law.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the Contract’s tax treatment could change. Consult a tax adviser with respect to legislative or regulatory developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

14. Other Information
Additional Services
The following services may be available to you under your Contract at no additional charge. Certain restrictions may apply and you should consult with your Financial Professional before deciding whether to elect additional services. In order to take advantage of these services, you will need to complete the appropriate election form that is available from our Service

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Center. The election forms contain more specific information regarding each service and when transactions are processed. We reserve the right to discontinue or modify any or all of these services at any time and for any reason.
●
Automatic Investment Plan (AIP). Under the AIP, you are able to make additional Purchase Payments during the Accumulation Phase and before the Income Period on a monthly or quarterly basis by electronic money transfer from your savings, checking, or brokerage account. We hold AIP Purchase Payments in the AZL Government Money Market Fund until we transfer them to the Index Options on the Index Effective Date or the next Index Anniversary according to your Purchase Payment default instructions which must comply with the allocation requirements and restrictions (including the initial amount requirement) stated in section 3, Purchase Payments.
We must receive your request to stop or change AIP at our Service Center before the end of the last Business Day immediately before the Business Day we process AIP to make the change that month. AIP ends automatically as follows:
−
if you begin Annuity Payments, AIP ends on the last Business Day before the Annuity Date; or
−
if you begin Income Payments, AIP ends automatically on the Income Benefit Date.

For Owners of Qualified Contracts, AIP is not available if your Contract is funding a plan that is tax qualified under Section 401 of the Code.
●
Optional Reallocation Program for the 1-year Term Index Options. You can direct us to automatically reallocate your 1-year Term Index Option Values on each Term End Date (or on the next Business Day if the Term End Date is a non-Business Day) according to your instructions. We must receive your reallocation instructions in Good Order at our Service Center before the end of the Business Day we reallocate. To end this program, we must receive your request at our Service Center before the end of the last Business Day immediately before the Term End Date.

You cannot participate in the Optional Reallocation Program if you select a 3-year or 6-year Term Index Option. If you are participating in this program and select a 3-year or 6-year Term Index Option, on the Term Start Date your participation in this program ends and we will not reallocate your 1-year Term Index Option Values.

●
Systematic Withdrawal Program. During the Accumulation Phase and before the Income Period you can request to receive automatic withdrawal payments monthly, quarterly, semi-annually or annually. However, if your Contract Value is less than $25,000, we only make annual payments. The minimum amount you can withdraw under this program is $100 and there is no maximum. For information about how to start the program, please contact our Service Center. This program ends at the earliest of your request, on the Income Benefit Date, or when you withdraw your total Contract Value.

– During the withdrawal charge period, systematic withdrawals are subject to ordinary income taxes, may be subject to a 10% additional federal tax for amounts withdrawn before age 59 1∕2, and, for amounts in excess of the free withdrawal privilege, are subject to a withdrawal charge.

– The systematic withdrawal program is not available during the Income Period or while you are receiving RMD payments.
Distribution
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America, serves as principal underwriter for the Contracts. ALFS is a limited liability company organized in Minnesota, and is located at 5701 Golden Hills Drive, Minneapolis, MN 55416. ALFS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (FINRA). ALFS is not a member of Securities Investors Protection Corporation. More information about ALFS is available at https://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from FINRA describing its Public Disclosure Program.
We have entered into a distribution agreement with ALFS for the distribution of our products. ALFS also may perform various administrative services on our behalf.
We may fund ALFS operating and other expenses, including:
●
overhead,
●
legal fees,

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

●
accounting fees,
●
Financial Professional training,
●
compensation for the ALFS management team, and
●
other expenses associated with the Contracts.
Financial Professionals and their managers may also be eligible for various benefits, such as production incentive bonuses, insurance benefits, and non-cash compensation items that we may provide jointly with ALFS. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.
ALFS does not itself sell our products on a retail basis. Rather, ALFS enters into selling agreements with other broker-dealers registered under the 1934 Act (selling firms) for the sale of our products. The following table shows the aggregate dollar amount of underwriting commissions paid to ALFS for each of Allianz Life’s last three fiscal years for this Contract. The underwriter did not retain any part of the commissions.
	2023	2024	2025
Commission paid	$53,129,195.74	$35,741,253.51	$35,340,059.11
We and/or ALFS may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including this Contract) or persistency standards, or as part of a special promotion. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. In some instances, the amount paid may be significant.
A portion of the payments made to selling firms may be passed on to their Financial Professionals. Financial Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your Contract.
Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Owners or the Separate Account. We intend to recover commissions and other expenses indirectly through fees and expenses imposed under the Contract.
Broker-dealers and their Financial Professionals and managers involved in sales of our products may receive payments from us for administrative and other services that do not directly involve the sale of our products, including payments made for recordkeeping, the recruitment and training of personnel, production of promotional literature and similar services. In addition, certain firms and their Financial Professionals may receive compensation for distribution and administrative services when acting in a wholesaling capacity and working with retail firms.
In certain instances, we and/or ALFS may make payments to a broker-dealer for inclusion of this Contract in its list of products that it offers for sale.
We and/or ALFS may pay certain selling firms additional marketing support allowances for:
●
marketing services and increased access to their Financial Professionals;
●
costs associated with sales conferences and educational seminars;
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the cost of client meetings and presentations; and
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other sales expenses incurred by them.
We retain substantial discretion in determining whether to grant a marketing support payment to a particular broker-dealer firm and the amount of any such payment.
We may also make payments for marketing and wholesaling support to broker-dealer affiliates of underlying funds that are available through the annuities we offer.
Additional information regarding marketing support payments can be found in the Distributor section of the SAI.
Some Financial Professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, risks, and fees of both contracts, including any fees or penalties to terminate your existing Contract, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

The AZL Government Money Market Fund pays a Rule 12b-1 fee to ALFS as consideration for providing certain services and incurring certain expenses permitted under the Fund’s plan. This fee is 0.25% of the Fund’s average daily net assets for the most recent calendar year.
●
In certain instances, an investment adviser and/or subadviser (and/or their affiliates) of an underlying fund may make payments for administrative services to ALFS or its affiliates.
Additional Credits for Certain Groups
We may credit additional amounts to a Contract instead of modifying charges because of special circumstances that result in lower sales or administrative expenses or better than expected mortality or persistency experience.
Administration/Allianz Service Center
The Allianz Service Center performs certain administrative services regarding the Contracts and is located at 5701 Golden Hills Drive, Minneapolis, Minnesota. The Service Center mailing address and telephone number are listed at the back of this prospectus. The administrative and routine customer services performed by our Service Center include processing and mailing of account statements and other mailings to Owners, responding to Owner correspondence and inquiries. Allianz Life also contracts with Tata Consultancy Services (Tata) located at #42(P) & 45(P), Think Campus, Electronic City, Phase II, Bangalore, Karnataka 560100, India, to perform certain administrative services including:
●
maintenance of the Contracts,
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maintenance of Owner records, and
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routine customer service including:
−
processing of Contract changes,
−
processing withdrawal requests (both partial and total), and
−
processing requests for fixed annuity payments.
Services performed by Tata are overseen and quality control checked by our Service Center.
To reduce expenses, only one copy of most financial reports and prospectuses, including reports and the prospectus for the Fund, may be mailed to your household, even if you or other persons in your household have more than one contract issued by us or our affiliate. Call our Service Center at the toll-free telephone number listed at the back of this prospectus if you need additional copies of financial reports, prospectuses, or annual and semiannual reports, or if you would like to receive one copy for each contract in future mailings.
Legal Proceedings
We and our subsidiaries, like other life insurance companies, from time to time are involved in legal proceedings of various kinds, including regulatory proceedings and individual and class action lawsuits. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any such proceedings cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened legal proceedings to which we, the Separate Account, or ALFS is a party that are reasonably likely to materially affect the Separate Account, our ability to meet our obligations under the Contracts, or ALFS ability to perform its obligations.
Regulatory Protections
Allianz Life is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by this Act are not applicable to the guarantees we provide. The Separate Account is, however, registered as an investment company. Any allocations you make to an Index Option are not part of the Separate Account. Allianz Life is not an investment adviser and so is not subject to the Investment Advisers Act of 1940. We do not provide investment advice to you in connection with your Contract.
Your Contract is registered in accordance with the Securities Act of 1933 and the offering of the Contract must be conducted in accordance with the requirements of this Act. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.
The Contract is filed with and approved by each state in which the Contract is offered. State insurance laws provide a variety of regulatory protections.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

15. Financial Statements
The financial statements of Allianz Life Insurance Company of North America and Allianz Life Variable Account B are contained in the SAI. The SAI is available, free of charge, from us upon request, by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

Appendix A – Investment Options Available Under the Contract
The availability of Investment Options may vary depending on the broker-dealer through which the Contract was sold. See Appendix H – Financial Intermediary Variations for additional information.
Variable Option
The following includes information about the Fund available under the Contract. More information about the Fund is available in the Fund’s prospectus, which may be amended from time to time and can be found online at https://www.allianzlife.com/variableoptions. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The Fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1 Year	5 Years	10 Years
Current income consistent with stability of principal	AZL® Government Money Market Fund(1) Adviser: Allianz Investment Management LLC Subadviser: BlackRock Advisors, LLC	0.65%	3.70%	2.62%	1.57%
(1)
The AZL® Government Money Market Fund’s annual expenses reflect a temporary fee reduction. Please see the AZL® Government Money Market Fund’s prospectus for information regarding the expense reimbursement or fee waiver arrangement.
Index Options
The following is a list of Index Options currently available under the Contract. We may change certain features of the Index Options listed below (including the Index and the current limits on Index gains) and offer new Index Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://www.allianzlife.com/indexincomerates. During the Income Phase of the Income Benefit, you may not be able to invest in certain Index Options, as noted below.
Note: If amounts are removed from an Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy Index Option before the Term End Date, we will apply a Daily Adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if such amounts were not removed from the Index Option until the Term End Date. The Daily Adjustment does not apply to the Index Protection Strategy with DPSC and Index Protection Strategy with Cap Index Options.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix A

For more information about the Index Options’ features, see section 4, Index Options, and section 6, Valuing Your Contract. For more information about Daily Adjustment, see section 7, Expenses and Adjustments – Daily Adjustment.
Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
Index Protection Strategy with DPSC • During the Income Period, this is one of the two Crediting Methods available to you.
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with step-up	100% downside protection	0.50% minimum DPSC
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Protection Strategy with Cap • During the Income Period, this is one of the two Crediting Methods available to you.
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	100% downside protection	0.50% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Russell 2000® Index(1)	U.S. small-cap equities
Index Precision Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with step-up	10% Buffer	3% minimum Precision Rate
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
Index Guard Strategy
S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	-10% Floor	3% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix A

Index	Index Type	Crediting Period (Term Length)	Index Crediting Methodology	Current Limit on Index Loss (if held until Term End Date)	Minimum Limit on Index Gain (for the life of the Index Option)
Index Performance Strategy
• For Contracts issued before April 30, 2021, only the 1-year Term with 10% Buffer and the 3-year Term with 20% Buffer Index Options are available.
• For Contracts issued since April 30, 2021, only the 1-year Term with 10% Buffer, 3-year Term with 10% or 20% Buffer and Participation Rate, and 6-year
Term with 10% Buffer and Participation Rate Index Options are available.

S&P 500® Index(1)	U.S. large-cap equities	1-year Term	Point-to-point with Cap	• 10% Buffer	3% minimum Cap
Russell 2000® Index(1)	U.S. small-cap equities
Nasdaq-100® Index(1)	U.S. & international non-financial large-cap equities
EURO STOXX 50®(1)	Eurozone large-cap equities
iShares® MSCI Emerging Markets ETF(2)	International emerging markets equities
S&P 500® Index(1)	U.S. large-cap equities	3-year Term	Point-to-point with Cap	• 20% Buffer	• 5% minimum Cap(3)
Russell 2000® Index(1)	U.S. small-cap equities
S&P 500® Index(1)	U.S. large-cap equities	3-year Term	Point-to-point with Cap and enhanced upside	• 10% Buffer • 20% Buffer	• 5% minimum Cap(3) • 100% minimum Participation Rate
Russell 2000® Index(1)	U.S. small-cap equities
S&P 500® Index(1)	U.S. large-cap equities	6-year Term	Point-to-point with Cap and enhanced upside	• 10% Buffer	• 10% minimum Cap(3) • 100% minimum Participation Rate
Russell 2000® Index(1)	U.S. small-cap equities
(1)
This Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index, which will reduce the Index Return and may cause the Index to underperform a direct investment in the securities composing the Index. For the EURO STOXX 50®, this Index is a euro “price return index” and Index Returns are determined without any exchange rate adjustment.
(2)
This Index is an ETF. Index Values are based on the ETF’s closing share price. Index performance is calculated on a “price return” basis, not a “total return” basis, and therefore does not reflect the dividends paid on the securities in which the ETF invests. In addition, an ETF deducts fees and costs, which reduce Index performance. These factors will reduce the Index Return and may cause the Index to underperform a direct investment in the ETF or the securities in which the ETF invests.
(3)
May be uncapped for a Term.
The current limit on Index loss for an Index Option will not change for the life of that Index Option. However, we reserve the right to add new Index Options. As such, the limits on Index loss offered under the Contract may change from one Term to the next if we add an Index Option.
If we offer a new Index Option with a Buffer or Floor in the future, the Buffer or Floor will be no lower than 5% or -25%, respectively. The lowest DPSC, Precision Rate, Cap, or Participation Rate that we may establish if we add a new Index Option to the Contract are 0.05%, 0.10%, 0.10%, and 5.00%, respectively.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix A

Appendix B – Available Indexes
S&P 500® Index
The S&P 500® Index is comprised of 500 stocks representing major U.S. industrial sectors.
The "S&P 500® Index" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Allianz Life Insurance Company of North America ("Allianz"). S&P®, S&P 500®, SPX®, SPY®, US 500™, and The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Allianz. It is not possible to invest directly in an index. Allianz products are not sponsored or sold by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the Allianz products or any member of the public regarding the advisability of investing in securities generally or in Allianz products particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Allianz with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Allianz or Allianz products. S&P Dow Jones Indices have no obligation to take the needs of Allianz or the owners of Allianz products into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Allianz products. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, ‘ESG’, ‘sustainable’, ‘good governance’, ‘no adverse environmental, social and/or other impacts’, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALLIANZ, OWNERS OF THE ALLIANZ PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE LICENSEE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix B

BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ALLIANZ, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell 2000® Index
The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not affect the performance and characteristics of the true small-cap index.
The Russell 2000® Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Allianz Life Insurance Company of North America (“Allianz”). Allianz products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Allianz product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Allianz product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Allianz or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.
Nasdaq-100® Index
The NASDAQ-100 Index® includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market® based on market capitalization.
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Allianz Life Insurance Company of North America (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices of, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
EURO STOXX 50®
The EURO STOXX 50® provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix B

STOXX Limited, Deutsche Börse Group and their licensors, research partners or data providers have no relationship to Allianz Life Insurance Company of North America (“Allianz”), other than the licensing of the EURO STOXX 50® and the related trademarks for use in connection with Allianz products.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not:
• sponsor, endorse, sell or promote Allianz products.
• recommend that any person invest in Allianz products or any other securities.
• have any responsibility or liability for or make any decisions about the timing, amount or pricing of Allianz products.
• have any responsibility or liability for the administration, management or marketing of Allianz products.
• consider the needs of Allianz products or the owners of Allianz products in determining, composing or calculating the EURO STOXX 50 or have any obligation to do so.
STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Allianz products or their performance.
STOXX does not assume any contractual relationship with the purchasers of Allianz products or any other third parties.
Specifically,
• STOXX, Deutsche Börse Group and their licensors, research partners or data providers do not give any warranty, express or implied, and exclude any liability about:
• The results to be obtained by Allianz products, the owner of Allianz products or any other person in connection with the use of the EURO STOXX 50 and the data included in the EURO STOXX 50;
• The accuracy, timeliness, and completeness of the EURO STOXX 50 and its data;
• The merchantability and the fitness for a particular purpose or use of the EURO STOXX 50 and its data;
• The performance of Allianz products generally.
• STOXX, Deutsche Börse Group and their licensors, research partners or data providers give no warranty and exclude any liability, for any errors, omissions or interruptions in the EURO STOXX 50 or its data;
• Under no circumstances will STOXX, Deutsche Börse Group or their licensors, research partners or data providers be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the EURO STOXX 50 or its data or generally in relation to Allianz products, even in circumstances where STOXX, Deutsche Börse Group or their licensors, research partners or data providers are aware that such loss or damage may occur.
The licensing Agreement between Allianz and STOXX is solely for their benefit and not for the benefit of the owners of Allianz products or any other third parties.
iShares® MSCI Emerging Markets ETF
The iShares® MSCI Emerging Markets ETF distributed by BlackRock Investments, LLC. iShares®, BLACKROCK®, and the corresponding logos are registered trademarks of BlackRock, Inc. and its affiliates (“BlackRock”) and are used under license. These trademarks have been licensed for certain purposes by Allianz Life Insurance Company of North America ("Allianz") and its wholly-owned subsidiaries. Products offered by Allianz or its wholly-owned subsidiaries are not sponsored, endorsed, sold or promoted by BlackRock, and purchasers of such products do not acquire any interest in the iShares® MSCI Emerging Markets ETF nor enter into any relationship of any kind with BlackRock. BlackRock makes no representations or warranties, express or implied, to the owners of any products offered by Allianz or its wholly-owned subsidiaries, or any member of the public regarding the advisability of purchasing a product from Allianz or its wholly-owned subsidiaries. BlackRock has no obligation or liability for any errors, omissions, interruptions or use of the iShares MSCI Emerging Markets ETF or any data related thereto, or with the operation, marketing, trading or sale of any products or services offered by Allianz and its wholly-owned subsidiaries.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix B

Appendix C – Daily Adjustment
Generally
We designed the Daily Adjustment to provide an Index Option Value  for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment does not apply to the Index Protection Strategy with DPSC or Index Protection Strategy with Cap. The Daily Adjustment approximates the Performance Credit that will be available on the Term End Date, adjusting for:
(i)
any Index gains during the Term subject to the Precision Rate, Cap, and/or Participation Rate,
(ii)
either any Index losses greater than the 10% or 20% Buffer, or Index losses down to the -10% Floor, and
(iii)
the number of days until the Term End Date.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credits on the Term End Date taking into account any applicable Buffer, Floor, Precision Rate, Cap, and/or Participation Rate. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index Values and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment for 3-year and 6-year Term Index Options may be more negatively impacted by changes in the expected volatility of Index Values than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year and 6-year Term Index Options than 1-year Term Index Options because the Buffer is exposed to a longer time period. The impact of the Cap and Buffer on the Daily Adjustment for a 1-year Term Index Option is greater than it is for a 3-year or 6-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)
proxy interest = beginning Proxy Value x (1 – time remaining during the Term)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains subject to any Participation Rate up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if an Index Option is uncapped.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix C

For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-the-money put to mimic the protection of the -10% Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-the-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Precision Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Precision Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. Similar to the Index Performance Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of: (i) the beginning Proxy Value (the formula for which varies depending on the Crediting Method, as previously discussed), and (ii) the time remaining during the Term. The time remaining during the Term is equal to the number of days remaining in the Term divided by the Term length. The Term length is 365 days for a 1-year Term Index Option; 1,095 days for a 3-year Term Index Option; and 2,190 days for a 6-year Term Index Option. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
Additional Information
You can find a more detailed explanation of the calculation of the Proxy Value, including examples, in the SAI. The SAI is available, free of charge, from us upon request, by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix C

Appendix D – Annual Contract Fees Calculation Examples
Please note that these examples may differ from your actual results due to rounding.
Assuming You Purchase a Contract with the Traditional Death Benefit
You purchase a Contract with the Traditional Death Benefit and your Contract automatically includes the Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 1.95% (1.25% product fee and a 0.70% rider fee for the Income Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the Variable Option (if applicable) and any Daily Adjustments or Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (1.95% ÷ 365) = $5.34
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $5.34 = $475.48
On the next Quarterly Contract Anniversary we would deduct $475.48 from the Contract Value. We first account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250 we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (1.95% ÷ 365) = $5.41
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (1.95% ÷ 365) = $6.21
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $5.41) + (49 x $6.21) = $232.60 + $304.32 = $536.92
On the next Quarterly Contract Anniversary we would deduct $536.92 from the Contract Value after we account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.
Assuming You Purchase a Contract with the Maximum Anniversary Value Death Benefit
You purchase a Contract with the Maximum Anniversary Value Death Benefit and your Contract automatically includes the Income Benefit. On the Quarterly Contract Anniversary your total annual Contract fees are 2.15% (1.25% product fee, 0.70% rider fee for the Income Benefit, and a 0.20% rider fee for the Maximum Anniversary Value Death Benefit) and your Contract Value and Charge Base are $100,000. This Contract Value includes any gains or losses on the Variable Option (if applicable) and any Daily Adjustments or Credits on the Index Options. During the quarter you make no additional Purchase Payments and take no withdrawals. We calculate the daily Contract fee amount for this quarter as follows:

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix D

(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $100,000 x (2.15% ÷ 365) = $5.89
If there are 89 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or: 89 x $5.89 = $524.25
On the next Quarterly Contract Anniversary we would deduct $524.25 from the Contract Value. We first account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Credits to the Index Option Values, then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fee. We then set the Charge Base equal to this new Contract Value. If the Contract Value at the end of the day on the Quarterly Contract Anniversary after all processing is $101,250, we would begin computing the daily Contract fees for the next quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $101,250 x (2.15% ÷ 365) = $5.96
If you make an additional Purchase Payment of $15,000 on the 43rd day of the next quarter, your Charge Base would increase by the dollar amount of the payment to $116,250 ($101,250 + $15,000). We would then use this new Charge Base to begin computing the daily Contract fees for the remainder of the quarter on the next day as:
(the Charge Base) x (total annual Contract fees ÷ 365) = daily Contract fee amount, or: $116,250 x (2.15% ÷ 365) = $6.85
If there are 92 days in the current quarter (which includes the next Quarterly Contract Anniversary), then the total quarterly Contract fees are:
(number of days in the current quarter) x (daily Contract fee amount), or:
(43 x $5.96) + (49 x $6.85) = $256.45 + $335.53 = $591.98
On the next Quarterly Contract Anniversary we would deduct $591.98 from the Contract Value after we account for any gains/losses on the Variable Option (if applicable) and add any Daily Adjustments or Credits to the Index Option Values. We would then process any additional Purchase Payments, withdrawals you take, and deductions we make for the total quarterly Contract fees and set the Charge Base equal to this new Contract Value and begin computing the daily Contract fees for the next quarter on the next day.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix D

Appendix E – Historical Income Benefit Values
The benefit version identifier, for example (08.18), is located in your rider.
Income Benefit (08.18) was available from August 20, 2018 to January 1, 2019. Income Benefit (08.18) had an Income Payment waiting period of one Index Year and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.00%	3.50%	3.00%	2.50%	0.25%
51	4.10%	3.60%	3.10%	2.60%	0.25%
52	4.20%	3.70%	3.20%	2.70%	0.25%
53	4.30%	3.80%	3.30%	2.80%	0.25%
54	4.40%	3.90%	3.40%	2.90%	0.25%
55	4.50%	4.00%	3.50%	3.00%	0.30%
56	4.60%	4.10%	3.60%	3.10%	0.30%
57	4.70%	4.20%	3.70%	3.20%	0.30%
58	4.80%	4.30%	3.80%	3.30%	0.30%
59	4.90%	4.40%	3.90%	3.40%	0.30%
60	5.00%	4.50%	4.00%	3.50%	0.35%
61	5.10%	4.60%	4.10%	3.60%	0.35%
62	5.20%	4.70%	4.20%	3.70%	0.35%
63	5.30%	4.80%	4.30%	3.80%	0.35%
64	5.40%	4.90%	4.40%	3.90%	0.35%
65	5.50%	5.00%	4.50%	4.00%	0.40%
66	5.60%	5.10%	4.60%	4.10%	0.40%
67	5.70%	5.20%	4.70%	4.20%	0.40%
68	5.80%	5.30%	4.80%	4.30%	0.40%
69	5.90%	5.40%	4.90%	4.40%	0.40%
70	6.00%	5.50%	5.00%	4.50%	0.45%
71	6.10%	5.60%	5.10%	4.60%	0.45%
72	6.20%	5.70%	5.20%	4.70%	0.45%
73	6.30%	5.80%	5.30%	4.80%	0.45%
74	6.40%	5.90%	5.40%	4.90%	0.45%
75	6.50%	6.00%	5.50%	5.00%	0.50%
76	6.60%	6.10%	5.60%	5.10%	0.50%
77	6.70%	6.20%	5.70%	5.20%	0.50%
78	6.80%	6.30%	5.80%	5.30%	0.50%
79	6.90%	6.40%	5.90%	5.40%	0.50%
80+	7.00%	6.50%	6.00%	5.50%	0.55%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Income Benefit (01.19) was available from January 2, 2019 to July 1, 2019. Income Benefit (09.19) was available from September 17, 2019 through April 6, 2020. Income Benefit (01.19) and (09.19) had an Income Payment waiting period of one Index Year and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.20%	3.70%	3.20%	2.70%	0.25%
51	4.30%	3.80%	3.30%	2.80%	0.25%
52	4.40%	3.90%	3.40%	2.90%	0.25%
53	4.50%	4.00%	3.50%	3.00%	0.25%
54	4.60%	4.10%	3.60%	3.10%	0.25%
55	4.70%	4.20%	3.70%	3.20%	0.30%
56	4.80%	4.30%	3.80%	3.30%	0.30%
57	4.90%	4.40%	3.90%	3.40%	0.30%
58	5.00%	4.50%	4.00%	3.50%	0.30%
59	5.10%	4.60%	4.10%	3.60%	0.30%
60	5.20%	4.70%	4.20%	3.70%	0.35%
61	5.30%	4.80%	4.30%	3.80%	0.35%
62	5.40%	4.90%	4.40%	3.90%	0.35%
63	5.50%	5.00%	4.50%	4.00%	0.35%
64	5.60%	5.10%	4.60%	4.10%	0.35%
65	5.70%	5.20%	4.70%	4.20%	0.40%
66	5.80%	5.30%	4.80%	4.30%	0.40%
67	5.90%	5.40%	4.90%	4.40%	0.40%
68	6.00%	5.50%	5.00%	4.50%	0.40%
69	6.10%	5.60%	5.10%	4.60%	0.40%
70	6.20%	5.70%	5.20%	4.70%	0.45%
71	6.30%	5.80%	5.30%	4.80%	0.45%
72	6.40%	5.90%	5.40%	4.90%	0.45%
73	6.50%	6.00%	5.50%	5.00%	0.45%
74	6.60%	6.10%	5.60%	5.10%	0.45%
75	6.70%	6.20%	5.70%	5.20%	0.50%
76	6.80%	6.30%	5.80%	5.30%	0.50%
77	6.90%	6.40%	5.90%	5.40%	0.50%
78	7.00%	6.50%	6.00%	5.50%	0.50%
79	7.10%	6.60%	6.10%	5.60%	0.50%
80+	7.20%	6.70%	6.20%	5.70%	0.55%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Income Benefit (07.19) was available from July 2, 2019 to September 16, 2019. Income Benefit (07.19) had an Income Payment waiting period of one Index Year and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.70%	4.20%	3.70%	3.20%	0.25%
51	4.80%	4.30%	3.80%	3.30%	0.25%
52	4.90%	4.40%	3.90%	3.40%	0.25%
53	5.00%	4.50%	4.00%	3.50%	0.25%
54	5.10%	4.60%	4.10%	3.60%	0.25%
55	5.20%	4.70%	4.20%	3.70%	0.30%
56	5.30%	4.80%	4.30%	3.80%	0.30%
57	5.40%	4.90%	4.40%	3.90%	0.30%
58	5.50%	5.00%	4.50%	4.00%	0.30%
59	5.60%	5.10%	4.60%	4.10%	0.30%
60	5.70%	5.20%	4.70%	4.20%	0.35%
61	5.80%	5.30%	4.80%	4.30%	0.35%
62	5.90%	5.40%	4.90%	4.40%	0.35%
63	6.00%	5.50%	5.00%	4.50%	0.35%
64	6.10%	5.60%	5.10%	4.60%	0.35%
65	6.20%	5.70%	5.20%	4.70%	0.40%
66	6.30%	5.80%	5.30%	4.80%	0.40%
67	6.40%	5.90%	5.40%	4.90%	0.40%
68	6.50%	6.00%	5.50%	5.00%	0.40%
69	6.60%	6.10%	5.60%	5.10%	0.40%
70	6.70%	6.20%	5.70%	5.20%	0.45%
71	6.80%	6.30%	5.80%	5.30%	0.45%
72	6.90%	6.40%	5.90%	5.40%	0.45%
73	7.00%	6.50%	6.00%	5.50%	0.45%
74	7.10%	6.60%	6.10%	5.60%	0.45%
75	7.20%	6.70%	6.20%	5.70%	0.50%
76	7.30%	6.80%	6.30%	5.80%	0.50%
77	7.40%	6.90%	6.40%	5.90%	0.50%
78	7.50%	7.00%	6.50%	6.00%	0.50%
79	7.60%	7.10%	6.60%	6.10%	0.50%
80+	7.70%	7.20%	6.70%	6.20%	0.55%
Income Benefit (04.20) was available from April 7, 2020 to September 7, 2020. Income Benefit (11.20) was available from November 17, 2020 to September 6, 2021. Income Benefit (11.21) was available from November 23, 2021 to June 6, 2022.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Income Benefit (04.20), (11.20), and (11.21) had an Income Payment waiting period of three Index Years and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.00%	3.50%	3.20%	2.70%	0.25%
51	4.10%	3.60%	3.30%	2.80%	0.25%
52	4.20%	3.70%	3.40%	2.90%	0.25%
53	4.30%	3.80%	3.50%	3.00%	0.25%
54	4.40%	3.90%	3.60%	3.10%	0.25%
55	4.50%	4.00%	3.70%	3.20%	0.30%
56	4.60%	4.10%	3.80%	3.30%	0.30%
57	4.70%	4.20%	3.90%	3.40%	0.30%
58	4.80%	4.30%	4.00%	3.50%	0.30%
59	4.90%	4.40%	4.10%	3.60%	0.30%
60	5.00%	4.50%	4.20%	3.70%	0.35%
61	5.10%	4.60%	4.30%	3.80%	0.35%
62	5.20%	4.70%	4.40%	3.90%	0.35%
63	5.30%	4.80%	4.50%	4.00%	0.35%
64	5.40%	4.90%	4.60%	4.10%	0.35%
65	5.50%	5.00%	4.70%	4.20%	0.40%
66	5.60%	5.10%	4.80%	4.30%	0.40%
67	5.70%	5.20%	4.90%	4.40%	0.40%
68	5.80%	5.30%	5.00%	4.50%	0.40%
69	5.90%	5.40%	5.10%	4.60%	0.40%
70	6.00%	5.50%	5.20%	4.70%	0.45%
71	6.10%	5.60%	5.30%	4.80%	0.45%
72	6.20%	5.70%	5.40%	4.90%	0.45%
73	6.30%	5.80%	5.50%	5.00%	0.45%
74	6.40%	5.90%	5.60%	5.10%	0.45%
75	6.50%	6.00%	5.70%	5.20%	0.50%
76	6.60%	6.10%	5.80%	5.30%	0.50%
77	6.70%	6.20%	5.90%	5.40%	0.50%
78	6.80%	6.30%	6.00%	5.50%	0.50%
79	6.90%	6.40%	6.10%	5.60%	0.50%
80+	7.00%	6.50%	6.20%	5.70%	0.55%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Income Benefit (09.20) was available from September 8, 2020 to November 16, 2020. Income Benefit (09.20) had an Income Payment waiting period of three Index Years and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.50%	4.00%	3.70%	3.20%	0.25%
51	4.60%	4.10%	3.80%	3.30%	0.25%
52	4.70%	4.20%	3.90%	3.40%	0.25%
53	4.80%	4.30%	4.00%	3.50%	0.25%
54	4.90%	4.40%	4.10%	3.60%	0.25%
55	5.00%	4.50%	4.20%	3.70%	0.30%
56	5.10%	4.60%	4.30%	3.80%	0.30%
57	5.20%	4.70%	4.40%	3.90%	0.30%
58	5.30%	4.80%	4.50%	4.00%	0.30%
59	5.40%	4.90%	4.60%	4.10%	0.30%
60	5.50%	5.00%	4.70%	4.20%	0.35%
61	5.60%	5.10%	4.80%	4.30%	0.35%
62	5.70%	5.20%	4.90%	4.40%	0.35%
63	5.80%	5.30%	5.00%	4.50%	0.35%
64	5.90%	5.40%	5.10%	4.60%	0.35%
65	6.00%	5.50%	5.20%	4.70%	0.40%
66	6.10%	5.60%	5.30%	4.80%	0.40%
67	6.20%	5.70%	5.40%	4.90%	0.40%
68	6.30%	5.80%	5.50%	5.00%	0.40%
69	6.40%	5.90%	5.60%	5.10%	0.40%
70	6.50%	6.00%	5.70%	5.20%	0.45%
71	6.60%	6.10%	5.80%	5.30%	0.45%
72	6.70%	6.20%	5.90%	5.40%	0.45%
73	6.80%	6.30%	6.00%	5.50%	0.45%
74	6.90%	6.40%	6.10%	5.60%	0.45%
75	7.00%	6.50%	6.20%	5.70%	0.50%
76	7.10%	6.60%	6.30%	5.80%	0.50%
77	7.20%	6.70%	6.40%	5.90%	0.50%
78	7.30%	6.80%	6.50%	6.00%	0.50%
79	7.40%	6.90%	6.60%	6.10%	0.50%
80+	7.50%	7.00%	6.70%	6.20%	0.55%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Income Benefit (09.21) was available from September 7, 2021 to November 22, 2021. Income Benefit (09.21) had an Income Payment waiting period of three Index Years and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.30%	3.80%	3.50%	3.00%	0.25%
51	4.40%	3.90%	3.60%	3.10%	0.25%
52	4.50%	4.00%	3.70%	3.20%	0.25%
53	4.60%	4.10%	3.80%	3.30%	0.25%
54	4.70%	4.20%	3.90%	3.40%	0.25%
55	4.80%	4.30%	4.00%	3.50%	0.30%
56	4.90%	4.40%	4.10%	3.60%	0.30%
57	5.00%	4.50%	4.20%	3.70%	0.30%
58	5.10%	4.60%	4.30%	3.80%	0.30%
59	5.20%	4.70%	4.40%	3.90%	0.30%
60	5.30%	4.80%	4.50%	4.00%	0.35%
61	5.40%	4.90%	4.60%	4.10%	0.35%
62	5.50%	5.00%	4.70%	4.20%	0.35%
63	5.60%	5.10%	4.80%	4.30%	0.35%
64	5.70%	5.20%	4.90%	4.40%	0.35%
65	5.80%	5.30%	5.00%	4.50%	0.40%
66	5.90%	5.40%	5.10%	4.60%	0.40%
67	6.00%	5.50%	5.20%	4.70%	0.40%
68	6.10%	5.60%	5.30%	4.80%	0.40%
69	6.20%	5.70%	5.40%	4.90%	0.40%
70	6.30%	5.80%	5.50%	5.00%	0.45%
71	6.40%	5.90%	5.60%	5.10%	0.45%
72	6.50%	6.00%	5.70%	5.20%	0.45%
73	6.60%	6.10%	5.80%	5.30%	0.45%
74	6.70%	6.20%	5.90%	5.40%	0.45%
75	6.80%	6.30%	6.00%	5.50%	0.50%
76	6.90%	6.40%	6.10%	5.60%	0.50%
77	7.00%	6.50%	6.20%	5.70%	0.50%
78	7.10%	6.60%	6.30%	5.80%	0.50%
79	7.20%	6.70%	6.40%	5.90%	0.50%
80+	7.30%	6.80%	6.50%	6.00%	0.55%
Income Benefit (6.22) was available from June 7, 2022 to October 3, 2022. Income Benefit (7.23) was available from July 4, 2023 to October 2, 2023. Income Benefit (6.22) had an Income Payment waiting period of three Index Years, and

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Income Benefit (7.23) had an Income Payment waiting period of one Index Year. Both Income Benefit (6.22) and (7.23) had the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.00%	4.50%	3.70%	3.20%	0.25%
51	5.10%	4.60%	3.80%	3.30%	0.25%
52	5.20%	4.70%	3.90%	3.40%	0.25%
53	5.30%	4.80%	4.00%	3.50%	0.25%
54	5.40%	4.90%	4.10%	3.60%	0.25%
55	5.50%	5.00%	4.20%	3.70%	0.30%
56	5.60%	5.10%	4.30%	3.80%	0.30%
57	5.70%	5.20%	4.40%	3.90%	0.30%
58	5.80%	5.30%	4.50%	4.00%	0.30%
59	5.90%	5.40%	4.60%	4.10%	0.30%
60	6.00%	5.50%	4.70%	4.20%	0.35%
61	6.10%	5.60%	4.80%	4.30%	0.35%
62	6.20%	5.70%	4.90%	4.40%	0.35%
63	6.30%	5.80%	5.00%	4.50%	0.35%
64	6.40%	5.90%	5.10%	4.60%	0.35%
65	6.50%	6.00%	5.20%	4.70%	0.40%
66	6.60%	6.10%	5.30%	4.80%	0.40%
67	6.70%	6.20%	5.40%	4.90%	0.40%
68	6.80%	6.30%	5.50%	5.00%	0.40%
69	6.90%	6.40%	5.60%	5.10%	0.40%
70	7.00%	6.50%	5.70%	5.20%	0.45%
71	7.10%	6.60%	5.80%	5.30%	0.45%
72	7.20%	6.70%	5.90%	5.40%	0.45%
73	7.30%	6.80%	6.00%	5.50%	0.45%
74	7.40%	6.90%	6.10%	5.60%	0.45%
75	7.50%	7.00%	6.20%	5.70%	0.50%
76	7.60%	7.10%	6.30%	5.80%	0.50%
77	7.70%	7.20%	6.40%	5.90%	0.50%
78	7.80%	7.30%	6.50%	6.00%	0.50%
79	7.90%	7.40%	6.60%	6.10%	0.50%
80+	8.00%	7.50%	6.70%	6.20%	0.55%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Income Benefit (10.22) was available from October 4, 2022 to July 3, 2023. Income Benefit (10.22) had an Income Payment waiting period of one Index Year and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	4.70%	4.20%	3.40%	2.90%	0.25%
51	4.80%	4.30%	3.50%	3.00%	0.25%
52	4.90%	4.40%	3.60%	3.10%	0.25%
53	5.00%	4.50%	3.70%	3.20%	0.25%
54	5.10%	4.60%	3.80%	3.30%	0.25%
55	5.20%	4.70%	3.90%	3.40%	0.30%
56	5.30%	4.80%	4.00%	3.50%	0.30%
57	5.40%	4.90%	4.10%	3.60%	0.30%
58	5.50%	5.00%	4.20%	3.70%	0.30%
59	5.60%	5.10%	4.30%	3.80%	0.30%
60	5.70%	5.20%	4.40%	3.90%	0.35%
61	5.80%	5.30%	4.50%	4.00%	0.35%
62	5.90%	5.40%	4.60%	4.10%	0.35%
63	6.00%	5.50%	4.70%	4.20%	0.35%
64	6.10%	5.60%	4.80%	4.30%	0.35%
65	6.20%	5.70%	4.90%	4.40%	0.40%
66	6.30%	5.80%	5.00%	4.50%	0.40%
67	6.40%	5.90%	5.10%	4.60%	0.40%
68	6.50%	6.00%	5.20%	4.70%	0.40%
69	6.60%	6.10%	5.30%	4.80%	0.40%
70	6.70%	6.20%	5.40%	4.90%	0.45%
71	6.80%	6.30%	5.50%	5.00%	0.45%
72	6.90%	6.40%	5.60%	5.10%	0.45%
73	7.00%	6.50%	5.70%	5.20%	0.45%
74	7.10%	6.60%	5.80%	5.30%	0.45%
75	7.20%	6.70%	5.90%	5.40%	0.50%
76	7.30%	6.80%	6.00%	5.50%	0.50%
77	7.40%	6.90%	6.10%	5.60%	0.50%
78	7.50%	7.00%	6.20%	5.70%	0.50%
79	7.60%	7.10%	6.30%	5.80%	0.50%
80+	7.70%	7.20%	6.40%	5.90%	0.55%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Income Benefit (10.23) was available from October 3, 2023 to July 1, 2024. Income Benefit (10.23) had an Income Payment waiting period of one Index Year, and the following table for Income Percentages and Income Percentage Increases.
Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Percentages				Income Percentage Increases
	Level Income		Increasing Income
	Single Income Payments	Joint Income Payments	Single Income Payments	Joint Income Payments
0-50	5.20%	4.70%	3.90%	3.40%	0.25%
51	5.30%	4.80%	4.00%	3.50%	0.25%
52	5.40%	4.90%	4.10%	3.60%	0.25%
53	5.50%	5.00%	4.20%	3.70%	0.25%
54	5.60%	5.10%	4.30%	3.80%	0.25%
55	5.70%	5.20%	4.40%	3.90%	0.30%
56	5.80%	5.30%	4.50%	4.00%	0.30%
57	5.90%	5.40%	4.60%	4.10%	0.30%
58	6.00%	5.50%	4.70%	4.20%	0.30%
59	6.10%	5.60%	4.80%	4.30%	0.30%
60	6.20%	5.70%	4.90%	4.40%	0.35%
61	6.30%	5.80%	5.00%	4.50%	0.35%
62	6.40%	5.90%	5.10%	4.60%	0.35%
63	6.50%	6.00%	5.20%	4.70%	0.35%
64	6.60%	6.10%	5.30%	4.80%	0.35%
65	6.70%	6.20%	5.40%	4.90%	0.40%
66	6.80%	6.30%	5.50%	5.00%	0.40%
67	6.90%	6.40%	5.60%	5.10%	0.40%
68	7.00%	6.50%	5.70%	5.20%	0.40%
69	7.10%	6.60%	5.80%	5.30%	0.40%
70	7.20%	6.70%	5.90%	5.40%	0.45%
71	7.30%	6.80%	6.00%	5.50%	0.45%
72	7.40%	6.90%	6.10%	5.60%	0.45%
73	7.50%	7.00%	6.20%	5.70%	0.45%
74	7.60%	7.10%	6.30%	5.80%	0.45%
75	7.70%	7.20%	6.40%	5.90%	0.50%
76	7.80%	7.30%	6.50%	6.00%	0.50%
77	7.90%	7.40%	6.60%	6.10%	0.50%
78	8.00%	7.50%	6.70%	6.20%	0.50%
79	8.10%	7.60%	6.80%	6.30%	0.50%
80+	8.20%	7.70%	6.90%	6.40%	0.55%

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix E

Appendix F – Alternate Minimum Value
The Alternate Minimum Value continues to be available to Contracts issued in Pennsylvania. For all other states, the Alternate Minimum Value became unavailable to Contracts:
• issued in California, Hawaii, Indiana, Montana, Nebraska, and Rhode Island on or after January 27, 2020; and
• issued in all other states on or after November 18, 2019.
For Contracts with the Alternate Minimum Value, if you take a withdrawal (including Income Payments), annuitize the Contract, or if we pay a death benefit, each Index Option Value for each Crediting Method also includes any increase from its guaranteed minimum (Alternate Minimum Value). If you receive no Credits, or only modest Credits, over many years, the Alternate Minimum Value may be higher than the Index Option Value. However, we expect that an Alternate Minimum Value generally will not be greater than its Index Option Value.
If you take a full withdrawal, final Income Payment, annuitize the Contract, or if we pay a death benefit, we compare each Index Option Value to its Alternate Minimum Value and we increase your Index Option Value to equal the Alternate Minimum Value if it is greater. If you take a partial withdrawal or Income Payment, we compare the percentage of Index Option Value withdrawn (including any applicable withdrawal charge) with an equivalent percentage of its Alternate Minimum Value.
The Alternate Minimum Value for each of your selected Index Options is generally equal to 87.5% of the Index Option Base determined on the Term Start Date as adjusted for withdrawals and withdrawal charges taken during the current Term, plus Accumulated Alternate Interest and the Daily Adjustment (if applicable). However, for Contracts issued in Pennsylvania on or after February 24, 2020, the Alternate Minimum Value does not accrue Accumulated Alternate Interest for Index Options available with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy. Accumulated Alternate Interest is the sum of alternate interest earned for the entire time you own your Contract. For each Index Year the alternate interest is equal to either 70% or 87.5% of the Index Option Base multiplied by the alternate interest rate stated in your Contract.
We use 70% if your Contract was issued in ….	We use 87.5% if your Contract was issued in ….
• Pennsylvania from April 29, 2019 to February 21, 2020, • California and Montana on or after July 22, 2019 • New Hampshire on or after June 24, 2019 • any other state on or after April 29, 2019	• Pennsylvania before April 29, 2019, or on or after February 24, 2020, • California and Montana before July 22, 2019 • New Hampshire before June 24, 2019 • any other state before April 29, 2019
We add interest to the Accumulated Alternate Interest daily. You can find more information about the Alternate Minimum Value at Exhibit 99(a) of the Form S-1 Registration Statement filed with the SEC, of which this prospectus is a part. This information is incorporated by reference into this prospectus. You can obtain a copy of Exhibit 99(a) by calling (800) 624-0197, or visiting our website at https://www.allianzlife.com.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix F

Appendix G – Material Contract Variations by State and Issue Date
Your Contract is subject to the law of the state in which it is issued. Some of the features of your Contract may differ from the features of a Contract issued in another state because of state-specific legal requirements. In addition, not all features and benefits are approved in all states. All material state variations in the Contract are disclosed in this Appendix. If you would like more information regarding state specific Contract provisions, you should contact your Financial Professional or contact our Service Center at the toll-free telephone number listed at the back of this prospectus.
Crediting Method and/or Index Option Availability Restrictions
Crediting Method / Index Options	Availability Restrictions:
iShares® MSCI Emerging Markets ETF with the Index Protection
Strategy with DPSC, Index Protection Strategy with Cap, Index
Precision Strategy, Index Guard Strategy, and Index Performance
Strategy 1-year Term

• For Contracts issued in California and Montana, these first became available to newly issued Contracts on July 22, 2019.
• For Contracts issued in New Hampshire, these first became
available to newly issued Contracts on June 24, 2019.
• For Contracts issued in all other states, these first became available to newly issued Contracts on April 29, 2019.
• For Contracts issued before April 29, 2019, these first became available on the first Index Anniversary that occurred on or after
June 3, 2019.

Index Performance Strategy 3-year Term with 20% Buffer available only to Contracts issued before April 30, 2021
• Not available to Contracts issued since April 30, 2012.
• For Contracts issued in Virginia, these first became available to newly issued Contracts on May 19, 2020.
• For Contracts issued in Montana, these first became available to newly issued Contracts on June 23, 2020.
• For Contracts issued in Pennsylvania, these first became available to newly issued Contracts on July 21, 2020.
• For Contracts issued in New Hampshire these were never available to newly issued Contracts. However, these Index Options did first became available to inforce Contracts on the first Index Anniversary that occurred on or after June 21, 2021.
• For Contracts issued in all other states, these first became available to newly issued Contracts on May 1, 2020.
• For Contracts issued before May 1, 2020, in all other states these first became available on the first Index Anniversary that occurred on or after November 23, 2020.

Index Performance Strategy 3-year and 6-year Terms with Participation Rate available only to Contracts issued since April 30, 2021
• Not available to Contracts issued before April 30, 2021.
• For Contracts issued in New Hampshire, these first became
available to newly issued Contracts on April 30, 2021.
• For Contracts issued in Montana, New Jersey, Utah, and Virginia, these first became available to newly issued Contracts on June 21,
2021.
• For Contracts issued in Louisiana, these first became available to newly issued Contracts on July 19, 2021.
• For Contracts issued in Hawaii, these first became available to newly issued Contracts on October 18, 2021.
• For Contracts issued in all other states, they first became available to newly issued Contracts on April 30, 2021.

If a Crediting Method or Index Option is not available, you cannot allocate to it unless we make it available to you on a future Index Anniversary. Certain Crediting Methods and/or Index Options also may not be available from all selling firms or from all Financial Professionals. Please consult with your Financial Professional for more information.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix G

Level Income Guarantee Payment Percentage Availability Restrictions
The Level Income Guarantee Payment Percentage first became available to Contracts issued in California, Hawaii, Indiana, Montana, Nebraska, Pennsylvania, and Rhode Island on January 27, 2020. It became available to Contracts issued in all other states on November 18, 2019. If you began Income Payments before the Level Income Guarantee Payment Percentage was added to your Contract, you will not receive the benefits associated with this feature.
Other Material State Contract Variations
ISSUE STATE	FEATURE AND BENEFITS	VARIATION
California	Eligible Person(s) and Covered Person(s) See section 2
• We do not remove a person as an Eligible Person(s) or Covered Person(s)
following an assignment, ownership change, or Beneficiary change.
• If you are the sole individual Owner or a Joint Owner and select joint
Income Payments, you must designate an Owner to be a Covered Person.

Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the Contract Value.
• If you assign the Contract on or before the Income Benefit Date and as a result none of the Eligible Person(s) are an Owner (or Annuitant if the
Owner is a non-individual), Income Payments will not be available, but the Income Benefit and its associated rider fee will continue. Your only recourse is to restore an Eligible Person as an Owner by assigning or changing ownership, or to remove the Income Benefit if you no longer want to pay the rider fee.
• If you assign the Contract after the Income Benefit Date and a Covered
Person(s) who was previously an Owner no longer has that position, the
Income Benefit and any Income Payments may end even if the
Covered Person is still alive.

When the Income Benefit Ends See section 12
The Income Benefit and any Income Payments end based on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse:
• continues the Contract, the Income Benefit and Income Payments end on
the earlier of the date of death of the surviving spouse, or last surviving
Covered Person.
• elects to receive payment of the death benefit, the Income Benefit ends on the Business Day we receive his or her Valid Claim.

This means if you assign the Contract after the Income Benefit Date,
Income Payments may end even if the Covered Person is still alive.

Connecticut	Eligible Person(s) and Covered Person(s) See section 2
• We do not remove a person as an Eligible Person(s) or Covered Person(s)
following an assignment, ownership change, or Beneficiary Change.
• If you are the sole individual Owner or a Joint Owner and select joint
Income Payments, you must designate an Owner to be a Covered Person.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Connecticut (continued)	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We can only restrict assignments to settlement companies and institutional investors as described in your Contract.
• We do not change the Determining Life (Lives) following an assignment or ownership change.
• If you assign the Contract and the Determining Life (Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional
Death Benefit or Maximum Anniversary Value Death Benefit may not be
available and on the Owner’s death the Beneficiary(ies) will only receive the Contract Value.
• If you assign the Contract on or before the Income Benefit Date and as a result none of the Eligible Person(s) are an Owner (or Annuitant if the
Owner is a non-individual), Income Payments will not be available, but the Income Benefit and its associated rider fee will continue. Your only recourse is to restore an Eligible Person as an Owner by assigning or changing ownership, or to remove the Income Benefit if you no longer want to pay the rider fee.
• If you assign the Contract after the Income Benefit Date and a Covered
Person(s) who was previously an Owner (or Annuitant if the Owner is a non-individual) no longer has that position, the Income Benefit and any
Income Payments may end even if the Covered Person is still alive.

When the Income Benefit Ends See section 11
The Income Benefit and any Income Payments end based on the earlier of the date of death of an individual Owner (or Annuitant if the Owner is a non-individual), or last surviving Covered Person. Upon the death of an individual Owner (or Annuitant if the Owner is a non-individual), if the deceased’s spouse:
• continues the Contract, the Income Benefit and Income Payments end on
the earlier of the date of death of the surviving spouse, or last surviving
Covered Person.
• elects to receive payment of the death benefit, the Income Benefit ends on the Business Day we receive his or her Valid Claim.

This means if you assign the Contract after the Income Benefit Date,
Income Payments may end even if the Covered Person is still alive.

Florida	Withdrawal Charges See Fee Tables and section 7	The total withdrawal charge on a partial or full withdrawal cannot be greater than 10% of the Contract Value withdrawn.
Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the Contract Value.

Purchase Payment Requirements See section 3
We can only decline a Purchase Payment if it would cause total Purchase
Payments to be more than $1 million, or if it would otherwise violate the
Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

	When Annuity Payments Begin See section 9	The earliest acceptable Annuity Date is one year after the Issue Date.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Iowa	Withdrawal Charges See Fee Tables and section 7	The withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 7.
Massachusetts	Waiver of Withdrawal Charge Benefit See section 8	The waiver of withdrawal charge benefit is not available.
Mississippi	Withdrawal Charges See Fee Tables and section 7	The withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 7.
Purchase Payment Requirements See section 3
• For Contracts issued before November 18, 2019: We do not accept additional Purchase Payments on or after the first Contract Anniversary.
• For Contracts issued on or after November 18, 2019: We do not accept additional Purchase Payments on or after the tenth Contract Anniversary.

Montana	Access to Your Money See section 8
If you take a partial withdrawal that reduces the Contract Value below
$2,000, we contact you by phone and give you the option of modifying your withdrawal request. If we cannot reach you, we process your request as a full withdrawal.

New Hampshire	Waiver of Withdrawal Charge Benefit See section 8	The definition of skilled nursing facility is an institution operated in accordance with state law.
New Jersey	Joint Owner See section 2	We allow civil union partners to be Joint Owners.
Eligible Person(s) and Covered Person(s) See section 2
We allow civil union partners to be joint Eligible Persons and joint Covered
Persons. If at any time joint Eligible Persons or joint Covered Persons are no longer civil union partners you must send us written notice. If we receive notice on or before the Income Benefit Date, joint Income Payments will not be available to you. If we receive notice after the Income Benefit Date, we will remove one former civil union partner from the Contract as a Covered
Person and also as an Owner, Joint Owner, Annuitant and/or Beneficiary.

Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the Contract Value.

Purchase Payment Requirements See section 3
The maximum total Purchase Payments that we can accept is $1 million. We must decline a Purchase Payment if it would cause total Purchase
Payments to be more than $1 million, or if it would otherwise violate the
Purchase Payment restrictions of your Contract (for example, we do not allow additional Purchase Payments on or after the Annuity Date).

Ohio	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the Contract Value.

Pennsylvania	Withdrawal Charges See Fee Tables and section 7	The withdrawal charge is 8.25%, 8%, 7%, 6%, 5%, 4% and 0% for time periods referenced in the Fee Tables and section 7.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix G

ISSUE STATE	FEATURE AND BENEFITS	VARIATION
Pennsylvania (continued)	Waiver of Withdrawal Charge Benefit See section 8
Not available if on the Issue Date an Owner was first diagnosed with a terminal illness. Not available until after the first Contract Anniversary.
Separate periods of confinement occurring within six months of a prior confinement for the same purpose are considered the same confinement. A new 90-day confinement is applied when it is for a nonrelated cause and occurs more than six months from the most recent confinement. Licensing of the skilled nursing facility or hospital is only required if the jurisdiction requires it.

Texas	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the Contract Value.

Purchase Payment Requirements See section 3
• For Contracts issued before November 18, 2019: We do not accept additional Purchase Payments on or after the first Contract Anniversary.
• For Contracts issued on or after November 18, 2019: We do not accept additional Purchase Payments on or after the tenth Contract Anniversary.

	Access to Your Money See section 8	We only treat a partial withdrawal that reduces the Contract Value below $2,000 as a full withdrawal if you have not made an additional Purchase Payment in the past two calendar years.
Our Unregistered Separate Account See section 14
For Contracts issued before May 1, 2020: We hold all assets that you allocate to the Index Options that are not invested in the general account in an unregistered, non-unitized, insulated separate account (Separate
Account IATX). Separate Account IATX is structured differently from
Separate Account IANA. Unlike Separate Account IANA, Separate Account
IATX is for the exclusive benefit of persons purchasing a Contract in the
State of Texas. Separate Account IATX is insulated from the claims of creditors and Contract purchasers are given priority with regard to Separate
Account IATX’s assets over Contract purchasers from other states as well as general creditors. Separate Account IATX was established under Minnesota law for the benefit of Texas Contract purchasers. Separate Account IATX supports our obligations to pay Performance Credits to Texas Contract
Owners. Allocations and reallocations to and from the Separate Account
IATX are managed in the same manner as Separate Account IANA. Neither
Texas Contract purchasers nor these Index Options participate in any way in the performance of assets held in Separate Account IATX.

Utah	Purchase Payment Requirements See section 3
• For Contracts issued before November 18, 2019: We do not accept additional Purchase Payments on or after the first Contract Anniversary.
• For Contracts issued on or after November 18, 2019: We do not accept additional Purchase Payments on or after the tenth Contract Anniversary.

Wisconsin	Assignments, Changes of Ownership and Other Transfers of Contract Rights See section 2
We cannot restrict assignments or changes of ownership.
• We do not change the Determining Life (Lives) following an assignment or ownership change. If you assign the Contract and the Determining Life
(Lives) are no longer an Owner (or Annuitant if the Owner is a non-individual) the Traditional Death Benefit or Maximum Anniversary
Value Death Benefit may not be available and on the Owner’s death the
Beneficiary(ies) will only receive the Contract Value.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix G

Appendix H – Financial Intermediary Variations
The table below describes variations in the availability of Investment Options, Contract benefits, and other Contract features described in this prospectus—including restrictions, limitations, and other variations—which may apply depending on the broker-dealer through which the Contract is sold or continues to be serviced.
FINANCIAL INTERMEDIARY	PROSPECTUS SECTION	VARIATION
Wells Fargo Clearing Services LLC	Appendix A – Investment Options Available Under the Contract	• Index Precision Strategy Index Options are not available. • For Contracts issued before September 8, 2020, the Index Performance Strategy 3-Year Term with 20% Buffer Index Options are not available.
Please note that there may be other variations of which we are not aware and that are not reasonably available to us, as variations may exist for some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular Investment Option or Contract benefit to you. Based on several considerations (e.g., that we do not administer all financial intermediary variations, the large number of broker-dealers through whom the Contracts were distributed, and the terms of our existing selling agreements), we cannot identify such other variations, if any, without unreasonable effort or incurring unreasonable expense.
You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the Investment Options, Contract benefits, or other Contract features available to you through your Financial Professional.

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026
Appendix H

For Service or More Information
The Statement of Additional Information (SAI) contains additional information about the Contract, Allianz Life, and the Separate Account. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. This prospectus and the SAI can be found online at https://www.allianzlife.com/what-we-offer/annuities/prospectuses. You can also request this information at no cost by calling (800) 624-0197, or by sending an email request to prospectus.request@allianzlife.com.
The SEC maintains a website https://www.sec.gov. The prospectus, the SAI, and other information about the Contract (including reports), are available on the EDGAR database, which is found on the SEC’s website. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Our Service Center
If you need customer service (for Contract changes, information on Contract Values, requesting a withdrawal or transfer, changing your Purchase Payment default instructions, etc.) please contact our Service Center at (800) 624-0197.
To send a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
To send a check for an additional Purchase Payment, or for general customer service, please mail to the appropriate address as follows:
REGULAR MAIL
Allianz Life Insurance Company of North America P.O. Box 59060 Minneapolis MN 55459-0060

OVERNIGHT, CERTIFIED, OR REGISTERED MAIL
Allianz Life Insurance Company of North America 5701 Golden Hills Drive Minneapolis MN 55416-1297

Checks sent to the wrong address for additional Purchase Payments are forwarded to the 5701 Golden Hills Drive address listed above, which may delay processing.
For general customer service by email, please use this address: prospectus.request@allianzlife.com. To send information by email, please use this address: variableannuity@send.allianzlife.com. To send information over the web, please upload to your account on our website at: https://www.allianzlife.com. If you have questions about whether you can submit certain information by email or over the web, please contact our Service Center.
All dealers that effect transactions in these securities are required to deliver a prospectus.
EDGAR Contract ID No.: C000199976/C000261686
IAI-003

Index Advantage Income® Variable Annuity Prospectus – May 1, 2026

PART B – SAI

STATEMENT OF ADDITIONAL INFORMATION
Index Advantage Income® Variable ANNUITY contract
INDIVIDUAL FLEXIBLE PURCHASE PAYMENT VARIABLE AND INDEX-LINKED DEFERRED ANNUITY CONTRACT
Issued by
Allianz Life Variable Account B (the Separate Account) and
Allianz Life Insurance Company of North America (Allianz Life, we, us, our)
This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Contract’s prospectus, dated May 1, 2026. Definitions of capitalized terms can be found in the glossary of the prospectus.
The prospectus contains important information about the Contract and Allianz Life that you ought to know before investing. For a copy of the Contract’s prospectus, visit https://www.allianzlife.com/what-we-offer/annuities/prospectuses, send an email request to prospectus.request@allianzlife.com, or call or write us at:
Allianz Life Insurance Company of North America
P. O. Box 59060
Minneapolis MN 55459-0060
(800) 624-0197
Dated: May 1, 2026
IAINCSAI-0526

TABLE OF CONTENTS

Allianz Life as Custodian	3
Legal Opinions	3
Distributor	3
Administrative Service Fees	3
Annuity Payments	3

Index Advantage Income® Variable Annuity Statement of Additional Information – May 1, 2026
 2

Allianz Life as Custodian
Allianz Life does not have a separate custodian for the assets owned through the Separate Account. Most mutual fund shares are not in certificated form, and as such, Allianz Life in effect acts as self custodian for the non-certificated shares we own through the Separate Account.

Legal Opinions
John P. Hite, Associate General Counsel, Senior Counsel of Allianz Life, has provided legal advice on certain matters in connection with the issuance of the Contracts.

Distributor
Allianz Life Financial Services, LLC (ALFS), a wholly owned subsidiary of Allianz Life Insurance Company of North America.
ALFS sells annuity contracts issued by Allianz Life primarily through “wholesaling,” in which ALFS sells contracts through a large group of mostly non-affiliated broker/dealer firms. Currently, ALFS has agreements with approximately 468 retail broker/dealers to sell its contracts.
As described in the prospectus, ALFS may pay marketing support payments to certain third-party firms for marketing our contracts. Currently, ALFS makes marketing support payments to approximately 81 broker-dealer firms. These payments vary in amount. In 2025, the five firms receiving the largest payments, ranging from $1,813,214.00 to $18,909,261.00 are listed below.
Firm Name
LPL Financial LLC
Osaic Wealth, Inc.
MML Investors Services, LLC
Cetera Investment Services LLC
Park Avenue Securities, LLC

Administrative Service Fees
Allianz Life contracts with Tata Consultancy Services (Tata) to perform certain administrative services as described in prospectus section 14, Other Information – Administration/Allianz Service Center. Allianz Life paid Tata the following amounts for these services during the last three calendar years:
Calendar Year	Total Paid to Tata
2023	$2,503,039
2024	$2,279,638
2025	$2,321,114

Annuity Payments
We base Annuity Payments on the Contract Value less the final product fee, and rider fee (if applicable). We guarantee the dollar amount of Annuity Payments (equal installments) and this amount does not change except as provided under Annuity Option 3, or if your Income Payments under the Increasing Income payment option are converted to Annuity Payments. The Contract Value you apply to Annuity Payments is placed in our general account. Annuity Payments are based on an interest rate and mortality table specified in your Contract. These rates are guaranteed and we cannot use lower rates.
Annuity Payments end upon the earliest of the following.
●
Under Annuity Options 1 and 3, the death of the last surviving Annuitant.
●
Under Annuity Options 2 and 4, the death of the last surviving Annuitant and the end of the guaranteed period.

Index Advantage Income® Variable Annuity Statement of Additional Information – May 1, 2026
 3

●
Under Annuity Option 5, the death of the Annuitant and payment of any lump sum refund.
●
When the Contract ends.
Annuity Payment Options
The Annuity Payment Options are briefly described in prospectus section 9 – The Annuity Phase, and we included additional information that you may find helpful here.
Option 1. Life Annuity. We make Annuity Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. If the Annuitant dies shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your single Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the Annuitant, we will pay any remaining value to the named Beneficiary(ies).
Option 2. Life Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the life of the Annuitant. If the Annuitant dies before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies). If the Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.
Option 3. Joint and Last Survivor Annuity. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments to the Payee continue during the lifetime of the surviving joint Annuitant, at a level of 100%, 75% or 50% selected by the Owner when he or she chose this Annuity Payment option. Annuity Payments stop with the last payment that is due before the last surviving joint Annuitant’s death. If both Annuitants die shortly after the Annuity Date, the Payee may receive less than your investment in the Contract. If we convert your joint Income Payments to Annuity Payments under this option, on the Annuity Date we will establish a “remaining value” equal to your Contract Value. Each Annuity Payment will reduce the remaining value by the dollar amount paid. Upon the death of the last surviving Annuitant, we will pay any remaining value to the named Beneficiary(ies).
Option 4. Joint and Last Survivor Annuity with Payments Over 5, 10, 15 or 20 Years Guaranteed. We make Annuity Payments during the lifetimes of the Annuitant and the joint Annuitant. Upon the death of one Annuitant, Annuity Payments continue to the Payee during the lifetime of the surviving joint Annuitant at 100% of the amount that was paid when both Annuitants were alive. However, if both joint Annuitants die before the end of the selected guaranteed period, we continue to make Annuity Payments to the Payee for the rest of the guaranteed period. If the Payee and Annuitant were the same person, we make payments to the Owner. If the Payee, Annuitant and Owner were the same person, we make payments to the Beneficiary(ies). If the last surviving joint Annuitant dies after the selected guaranteed period ends, the last payment is the one that is due before the Annuitant’s death.
Option 5. Refund Life Annuity. We make Annuity Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant’s death. After the Annuitant’s death, the Payee may receive a lump sum refund. The amount of the refund equals the amount applied to this Annuity Option minus the total paid under this option.

Index Advantage Income® Variable Annuity Statement of Additional Information – May 1, 2026
 4

Financial Statements
The statutory financial statements of Allianz Life Insurance Company of North America as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025, are incorporated herein by reference to Registrant’s Form N-VPFS (File No. 811-05618) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The financial statements of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America as of December 31, 2025, are incorporated herein by reference to Registrant’s Form N-VPFS (File No. 811-05618) filed with the SEC have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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Appendix A – Death of the Owner and/or Annuitant
The following tables are intended to help you better understand what happens upon the death of any Owner and/or Annuitant under the different portions of the Contract.
UPON THE DEATH OF A SOLE OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● We pay a death benefit to the Beneficiary unless the
Beneficiary is the surviving spouse and continues the
Contract. The Income Benefit and any Income Payments will
also end unless the Beneficiary is both a surviving spouse
and either an Eligible Person (if Income Payments have not
begun) or a Covered Person (if Income Payments have
begun). For a description of the death benefit and payout
options, see prospectus section 12, Death Benefit - Death
Benefit Payment Options During the Accumulation Phase.
● If the deceased Owner was a Determining Life and the
surviving spouse Beneficiary continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse becomes the new Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun, they can only continue if
the surviving spouse is a Covered Person; otherwise the
Income Benefit ends, and
– upon the surviving spouse’s death, his or her
Beneficiary(ies) receives the Contract Value.
● If the deceased Owner was not the Determining Life the
Traditional Death Benefit or Maximum Anniversary Value
Death Benefit are not available and the Beneficiary(ies)
receive the Contract Value.

● The Beneficiary becomes the Payee. If we are still required to make Annuity Payments under the selected Annuity Option,
the Beneficiary also becomes the new Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end. If Income
Payments were converted to Annuity Payments under
one of these Annuity Options, we will also pay any
remaining value to the named Beneficiary(ies).
– Annuity Option 2 or 4, payments end when the
guaranteed period ends.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.
● For a Qualified Contract, the Annuity Payments generally
must end no later than the end of the year containing the 10th anniversary of the Owner's death. However, in certain
situations, payments may need to end earlier.

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UPON THE DEATH OF A JOINT OWNER
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● The surviving Joint Owner is the sole primary Beneficiary. If the Joint Owners were spouses there may also be contingent
Beneficiaries.
● We pay a death benefit to the surviving Joint Owner unless he or she is the surviving spouse and continues the Contract.
The Income Benefit and any Income Payments will also end
unless the surviving Joint Owner is both a surviving spouse
and either an Eligible Person (if Income Payments have not
begun) or a Covered Person (if Income Payments have
begun). For a description of the death benefit and payout
options, see prospectus section 12, Death Benefit - Death
Benefit Payment Options During the Accumulation Phase.
● If the deceased Joint Owner was a Determining Life and the surviving spouse/Joint Owner continues the Contract:
– we increase the Contract Value to equal the Guaranteed
Death Benefit Value if greater and available, and the
death benefit ends,
– the surviving spouse/Joint Owner becomes the new sole
Owner,
– if Income Payments have not begun the Accumulation
Phase continues,
– if Income Payments have begun, they can only continue if
the surviving spouse/Joint Owner is also a Covered
Person; otherwise the Income Benefit ends, and
– upon the surviving spouse/Joint Owner’s death, his or her
Beneficiary(ies) receives the Contract Value.
● If the deceased Joint Owner was not a Determining Life the
Traditional Death Benefit or Maximum Anniversary Value
Death Benefit are not available and the Beneficiary(ies)
receive the Contract Value.

● If we are still required to make Annuity Payments under the selected Annuity Option, the surviving Joint Owner becomes
the sole Owner.
● If the deceased was not an Annuitant, Annuity Payments to
the Payee continue. No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end. If Income
Payments were converted to Annuity Payments under
one of these Annuity Options, we will also pay any
remaining value to the named Beneficiary(ies).
– Annuity Option 2 or 4, payments end when the
guaranteed period ends.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
● If the deceased was an Annuitant and there is a surviving
joint Annuitant, Annuity Payments to the Payee continue
during the lifetime of the surviving joint Annuitant. No death benefit is payable.

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UPON THE DEATH OF AN ANNUITANT AND THERE IS NO SURVIVING JOINT ANNUITANT
Action if the Contract is in the Accumulation Phase	Action if the Contract is in the Annuity Phase
● If the deceased Annuitant was not an Owner, and the
Contract is owned only by an individual(s), we do not pay a
death benefit. The Owner can name a new Annuitant subject
to our approval.
● If the deceased Annuitant was a sole Owner, we pay a death benefit as discussed in the “Upon the Death of a Sole Owner”
table. If the Contract is continued by a surviving spouse, the new surviving spouse Owner can name a new Annuitant
subject to our approval.
● If the deceased Annuitant was a Joint Owner, we pay a death benefit as discussed in the “Upon the Death of a Joint Owner”
table. If the Contract is continued by a surviving Joint Owner who is also a surviving spouse, the surviving spouse Joint
Owner can name a new Annuitant subject to our approval.
● If the Contract is owned by a non-individual, we treat the death of the Annuitant as the death of a sole Owner, and we
pay a death benefit as discussed in the “Upon the Death of a
Sole Owner” table. NOTE: For non-individually owned
Contracts, spousal continuation is only available if the
Contract is Qualified, owned by a qualified plan or a
custodian, and the surviving spouse is named as the
sole primary beneficiary under the qualified plan or
custodial account.

● No death benefit is payable.
● If the deceased was the only surviving Annuitant, Annuity
Payments end or continue as follows.
– Annuity Option 1 or 3, payments end. If Income
Payments were converted to Annuity Payments under
one of these Annuity Options, we will also pay any
remaining value to the named Beneficiary(ies).
– Annuity Option 2 or 4, payments end when the
guaranteed period ends.
– Annuity Option 5, payments end and the Payee may
receive a lump sum refund.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new sole Owner.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a Joint
Owner, the surviving Joint Owner becomes the sole Owner.

UPON THE DEATH OF THE ANNUITANT DURING THE ANNUITY PHASE AND THERE IS A SURVIVING JOINT ANNUITANT
● Only Annuity Options 3 and 4 allow joint Annuitants. Under
Annuity Options 3 and 4, Annuity Payments to the Payee
continue during the lifetime of the surviving joint Annuitant and, for Annuity Option 4, during any remaining guaranteed
period of time. If Income Payments were converted to Annuity
Payments under Annuity Option 3, we will also pay any
remaining value to the named Beneficiary(ies).

● No death benefit is payable.
● If we are still required to make Annuity Payments under the selected Annuity Option and the deceased was a sole Owner,
the Beneficiary becomes the new Owner.
– If we are still required to make Annuity Payments under
the selected Annuity Option and the deceased was a
Joint Owner, the surviving Joint Owner becomes the sole
Owner.

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 8

Appendix B – Daily Adjustment Calculation
Generally
We designed the Daily Adjustment to provide an Index Option Value  for each Index Option with the Index Precision Strategy, Index Guard Strategy, and Index Performance Strategy on Business Days other than the Term Start Date or the Term End Date. The Daily Adjustment does not apply to the Index Protection Strategy with DPSC or Index Protection Strategy with Cap. The Daily Adjustment approximates the Performance Credit that will be available on the Term End Date, adjusting for:
(i)
any Index gains during the Term subject to the Precision Rate, Cap, and/or Participation Rate,
(ii)
either any Index losses greater than the 10% or 20% Buffer, or Index losses down to the -10% Floor, and
(iii)
the number of days until the Term End Date.
The Daily Adjustment formula has two primary components, (i) the change in Proxy Value and (ii) accumulated proxy interest, which are added together and then multiplied by the Index Option Base. We designed the Daily Adjustment to estimate the present value of positive or negative Performance Credits on the Term End Date taking into account any applicable Buffer, Floor, Precision Rate, Cap, and/or Participation Rate. You should note that even if your selected Index(es) experience positive growth, the Daily Adjustments may be negative because of other market conditions, such as the expected volatility of Index Values and interest rates. Therefore, the Daily Adjustment could result in a loss beyond the protection of the Buffer or Floor. The Daily Adjustment for 3-year and 6-year Term Index Options may be more negatively impacted by changes in the expected volatility of Index Values than 1-year Term Index Options due to the difference in Term length. Also, the risk of a negative Daily Adjustment is greater for 3-year and 6-year Term Index Options than 1-year Term Index Options because the Buffer is exposed to a longer time period. The impact of the Cap and Buffer on the Daily Adjustment for a 1-year Term Index Option is greater than it is for a 3-year or 6-year Term Index Option because we apply the Cap and Buffer for the entire Term length, and the Term length is shorter for a 1-year Term.
Daily Adjustment Formula
The formula for the calculation of the Daily Adjustment is as follows:
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base
Where:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value)
(b)
proxy interest = beginning Proxy Value x (1 – time remaining during the Term)
Calculating Change in Proxy Value
The change in Proxy Value represents the current hypothetical value of the Proxy Investment (current Proxy Value), less the cost of the Proxy Investment on the Term Start Date (beginning Proxy Value).
The current Proxy Value is the Proxy Value calculated on the same day as the Daily Adjustment. The beginning Proxy Value is the Proxy Value calculated on the Term Start Date.
The Proxy Value is calculated differently for each Crediting Method.
For the Index Performance Strategy, the Proxy Value involves tracking three hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains subject to any Participation Rate up to the Cap, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Performance Strategy. Similar to the Index Precision Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Proxy Value formula the value of the out-of-the-money call will be zero if an Index Option is uncapped.

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 9

For the Index Guard Strategy, the Proxy Value involves tracking four hypothetical derivatives and is calculated using the following formula:
Proxy Value = (at-the-money call) – (out-of-the-money call) – (at-the-money put) + (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money call and out-of-the-money call to value the potential for Index gains up to the Cap and the at-the-money put to value the potential for Index losses, but add back the out-of-the-money put to mimic the protection of the -10% Floor for the Index Guard Strategy. It is important to note that the at-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. It is also important to note that the out-of-the-money put will almost always reduce, and never exceed, the negative impact of the at-the-money put for the Index Guard Strategy.
For the Index Precision Strategy, the Proxy Value involves tracking two hypothetical derivatives and is calculated using the following formula:
Proxy Value = [Precision Rate x (at-the-money binary call)] – (out-of-the-money put)
With respect to our Proxy Value formula, we designed the at-the-money binary call to value the potential for gains equal to the Precision Rate if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date, and the out-of-the-money put to value the potential for Index losses greater than the Buffer for the Index Precision Strategy. Similar to the Index Performance Strategy, it is important to note that the out-of-the-money put will almost always reduce the Proxy Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is because the risk that the Index Value could be lower on the Term End Date is present to some extent whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date.
Derivative Descriptions
At-the-money binary call (AMBC)
This is an option with payoff of either one or zero on the Term End Date at the strike price of one. On a Term End Date the AMBC’s value is equal to one if the Index Value on the Term End Date is greater than or equal to the Index Value on the Term Start Date, or zero otherwise.
At-the-money call (AMC)
This is an option to buy a position in the Index on the Term End Date at the strike price of one. On a Term End Date the AMC’s value is equal to the Index Value on the Term End Date divided by the Index Value on the Term Start Date, then minus one, the difference being no less than zero.
At-the-money put (AMP)
This is an option to sell a position in the Index on the Term End Date at the strike price of one. On a Term End Date the AMP’s value is equal to one minus the quotient of the Index Value on the Term End Date divided by the Index Value on the Term Start Date, the difference being no less than zero.
Out-of-the-money call (OMC)
This is an option to buy a position in the Index on the Term End Date at the strike price of (one plus the Cap, or one plus the Cap divided by the Participation Rate for Index Options with a Participation Rate). On a Term End Date the OMC’s value is equal to the Index Value on the Term End Date divided by the Index Value on the Term Start Date, then minus the sum of (one plus the Cap, or one plus the Cap divided by the Participation Rate for Index Options with a Participation Rate), the difference being no less than zero. For purposes of the Proxy Value formula if an Index Option is uncapped the OMC will be zero.
Out-of-the-money-put (OMP)
This is an option to sell a position in the Index on the Term End Date at the strike price of (one either minus the Buffer or plus the Floor, depending on the Index Option). On a Term End Date the OMP’s value is equal to one either minus the Buffer or plus the Floor, then minus the quotient of the Index Value on the Term End Date divided by the Index Value on the Term Start Date, the difference being no less than zero.
Calculating Proxy Interest
The proxy interest is an amount of interest that is earned to provide compensation for the cost of the Proxy Investment on the Term Start Date. The proxy interest is approximated by the value of amortizing the cost of the Proxy Investment over the Term to zero. The formula for proxy interest involves the calculation of: (i) the beginning Proxy Value (the formula for

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Appendix B
 10

which varies depending on the Crediting Method, as previously discussed), and (ii) the time remaining during the Term. The time remaining during the Term is equal to the number of days remaining in the Term divided by the Term length. The Term length is 365 days for a 1-year Term Index Option; 1,095 days for a 3-year Term Index Option; and 2,190 days for a 6-year Term Index Option. The proxy interest may be significantly different from current interest rates available on interest bearing investments.
Proxy Value Calculation
Throughout the Term, on Business Days other than the Term Start Date or Term End Date, we calculate each hypothetical derivative daily using a fair market value methodology. The purpose of this calculation is to determine the market value of your allocation. Changes in Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index.
Proxy Value Inputs
Term TD return – The Index Value at the end of the current Business Day divided by the Index Value on the Term Start Date, minus one and expressed as a percent. The Index Values are provided daily by Bloomberg or another market source.
Dividend yield – The expected dividend yield as approximated by a market source, including any adjustments for exchange rates. We use dividend yields consistent with the market pricing of options. Since dividends typically reduce Index Values, a higher dividend yield will lead to a lower expected Index Value.
Strike price – This varies for each derivative investment as follows.
●
For an AMBC, AMC or AMP the strike price is equal to 1.
●
For an OMC:
−
For Index Options without a Participation Rate, the strike price is equal to 1 plus the Cap.
−
For Index Options with a Participation Rate, the strike price is equal to 1 plus the Cap divided by the Participation Rate.
●
For an OMP the strike price is equal to 1 either minus the Buffer or plus the Floor, depending on the Index Option.
If an Index Option is uncapped, we do not use the OMC.
Notional amount – For Index Options with a Participation Rate, the notional amount reflects the increase in the amount of derivative instruments required within the Proxy Investment due to the Participation Rate. The notional amount varies for each derivative investment as follows:
●
For an AMC or OMC the notional amount is equal to the Participation Rate.
●
For an OMP, AMBC, or AMP the notional amount is equal to 1.
If an Index Option is uncapped, we do not use the OMC.
Interest rate –The interest rate is used to calculate the present value of the strike price from the next Term End Date to the time of calculation. We use interest rates consistent with market pricing of options.
Time remaining – This is equivalent to the portion of time remaining during the Term. It is equal to the number of days in the Term from the Term End Date to the time of the calculation divided by the Term length. The Term length is 365 days for a 1-year Term Index Option; 1,095 days for a 3-year Term Index Option; and 2,190 days for a 6-year Term Index Option.
Volatility – The volatility of an Index as approximated using observed option prices by a market source. The volatility is used in determining the likelihood and expected amount that the Index Value will differ from the strike price on the next Index Anniversary. As volatility increases, the value of call and put options generally increase. We use volatility consistent with market pricing of options.
EXAMPLE: INDEX PERFORMANCE STRATEGY 1-YEAR TERM WITH 10% BUFFER USING S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option for the Index Performance Strategy 1-year Term with 10% Buffer using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Cap is 12%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.

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 11

Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 5.10%	OMC = 0.66%	OMP = 3.37%
Beginning Proxy Value = AMC – OMC – OMP = 5.10% – 0.66% – 3.37% = 1.06%
End of month one
Assume the Index Value increased to 1,010 by the end of month one. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,010
Term TD return	1.00%
Time remaining	0.92
Value of derivatives	AMC = 5.41%	OMC = 0.72%	OMP = 2.83%
Current Proxy Value = AMC – OMC – OMP = 5.41% – 0.72% – 2.83% = 1.86%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (1.86% - 1.06%) = 0.80%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.92) = 0.09%
=
[(a) 0.80% + (b) 0.09%] x $10,000 = $89.16
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $89.16 = $10,089.16
End of month one with changes to Proxy Value inputs
Proxy Value inputs can result in a negative Daily Adjustment even with a positive return in the Index. As in the previous example, assume the Index Value increased to 1,010 by the end of month one. In addition, assume changes in volatility, interest rates, and dividend yields impact the value of the derivatives. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,010
Term TD return	1.00%
Time remaining	0.92
Value of derivatives	AMC = 6.37%	OMC = 2.23%	OMP = 3.50%
Current Proxy Value = AMC – OMC – OMP = 6.37% – 2.23% – 3.50% = 0.63%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. Changes to inputs for valuing derivatives decreased the Proxy Value despite the positive Index return. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (0.63% - 1.06%) = -0.43%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.92) = 0.09%
=
[(a) -0.43% + (b) 0.09%] x $10,000 = -$33.76
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$33.76 = $9,966.24

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 12

End of month three
Assume the Index Value decreased to 950 by the end of month three. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	950
Term TD return	-5.00%
Time remaining	0.75
Value of derivatives	AMC = 2.50%	OMC = 0.12%	OMP = 3.99%
Current Proxy Value = AMC – OMC – OMP = 2.50% – 0.12% – 3.99% = -1.61%
In this example the Index Value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-1.61% - 1.06%) = -2.67%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.75) = 0.27%
=
[(a) -2.67% + (b) 0.27%] x $10,000 = -$240.54
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$240.54 = $9,759.46
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMC = 10.33%	OMC = 2.16%	OMP = 0.36%
Current Proxy Value = AMC – OMC – OMP = 10.33% – 2.16% – 0.36% = 7.82%
In this example the Index Value increased, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (7.82% - 1.06%) = 6.75%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.50) = 0.53%
=
[(a) 6.75% + (b) 0.53%] x $10,000 = $728.51
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $728.51= $10,728.51
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMC = 0.72%	OMC = 0.00%	OMP = 4.93%
Current Proxy Value = AMC – OMC – OMP = 0.72% – 0.00% – 4.93% = -4.21%
In this example the Index Value decreased, which generally decreases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.

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Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-4.21% - 1.06%) = -5.27%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.50) = 0.53%
=
[(a) -5.27% + (b) 0.53%] x $10,000 = -$473.86
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$473.86 = $9,526.14
End of month eleven
Assume the Index Value increased to 1,095 by the end of month eleven. We calculate the current Proxy Value as follows:
Strike price	AMC = 1.00	OMC = 1.12	OMP = 0.90
Index Value	1,095
Term TD return	9.50%
Time remaining	0.08
Value of derivatives	AMC = 9.37%	OMC = 0.46%	OMP = 0.00%
Current Proxy Value = AMC – OMC – OMP = 9.37% – 0.46% – 0.00% = 8.92%
In this example the Index Value increased, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (8.92% - 1.06%) = 7.86%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 1.06% x (1 - 0.08) = 0.97%
=
[(a) 7.86% + (b) 0.97%] x $10,000 = $882.86
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $882.86 = $10,882.86
The following table summarizes each month during a 1-year Term what the hypothetical Proxy Values, Daily Adjustments, and Index Option Values would be for different Index Values for the Index Performance Strategy 1-year Term with 10% Buffer using S&P 500® Index. At the end of month one, the table uses the example with initial Proxy Value inputs. At the end of month six, it uses the example where the Index Value is 900. For simplicity we assume the Index Option Base is $10,000 throughout the Term. In reality your Index Option Base changes throughout the Term with the deduction of any partial withdrawal you request and when we deduct applicable Contract fees and charges.
Month	Index Values	AMC	OMC	OMP	Proxy Value	Daily Adjustment	Index Option Value
Term Start Date	1,000	5.10%	0.66%	3.37%	1.06%	$0.00	$10,000.00
1	1,010	5.41%	0.72%	2.83%	1.86%	$89.16	$10,089.16
2	975	3.62%	0.29%	3.50%	-0.16%	-$104.73	$9,895.27
3	950	2.50%	0.12%	3.99%	-1.61%	-$240.54	$9,759.46
4	925	1.59%	0.04%	4.60%	-3.05%	-$376.16	$9,623.84
5	850	0.30%	0.00%	8.22%	-7.92%	-$853.97	$9,146.03
6	900	0.72%	0.00%	4.93%	-4.21%	-$473.86	$9,526.14
7	980	2.61%	0.07%	1.62%	0.92%	$47.62	$10,047.62
8	1,015	3.95%	0.14%	0.67%	3.13%	$277.54	$10,277.54
9	1,100	9.95%	1.39%	0.05%	8.51%	$824.60	$10,824.60
10	1,125	12.25%	2.10%	0.00%	10.15%	$996.95	$10,996.95
11	1,095	9.37%	0.46%	0.00%	8.92%	$882.86	$10,882.86
Term End Date	1,080						$10,800.00

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EXAMPLE: INDEX PERFORMANCE STRATEGY 3-YEAR TERM WITH 20% BUFFER USING S&P 500® INDEX
This example uses the same assumptions as the Index Option for the Index Performance Strategy 1-year Term with 10% Buffer using S&P 500® Index example, but with a 3-year Term, 20% Buffer, 50% Cap, and 100% Participation Rate. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 10.82%	OMC = 0.76%	OMP = 6.97%
Beginning Proxy Value = AMC – OMC – OMP = 10.82% - 0.76% - 6.97% = 3.09%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.83
Value of derivatives	AMC = 15.61%	OMC = 1.28%	OMP = 3.95%
Current Proxy Value = AMC – OMC – OMP = 15.61% - 1.28% - 3.95% = 10.38%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (10.38% - 3.09%) = 7.29%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.09% x (1 - 0.83) = 0.51%
=
[(a) 7.29% + (b) 0.51%] x $10,000 = $780.33
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $780.33 = $10,780.33
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.50	OMP = 0.80
Notional amount	AMC = 1.00	OMC = 1.00	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.83
Value of derivatives	AMC = 5.81%	OMC = 0.16%	OMP = 8.53%
Current Proxy Value = AMC – OMC – OMP = 5.81% - 0.16% - 8.53% = -2.88%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-2.88% - 3.09%) = -5.97%

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(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.09% x (1 - 0.83) = 0.51%
=
[(a) -5.97% + (b) 0.51%] x $10,000 = -$545.59
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$549.59 = $9,454.41
Term Start Date if 3-year Term Index Option is uncapped
This example uses the same assumptions as the prior Term Start Date example, but has no Cap. Because this 3-year Term Index Option is uncapped the OMC is zero.
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 10.82%	OMC = 0.00%	OMP = 6.97%
Beginning Proxy Value = AMC – OMC – OMP = 10.82% - 0.00% - 6.97% = 3.85%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.83
Value of derivatives	AMC = 15.61%	OMC = 0.00%	OMP = 3.95%
Current Proxy Value = AMC – OMC – OMP = 15.61% - 0.00% - 3.95% = 11.66%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (11.66% - 3.85%) = 7.81%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.85% x (1 - 0.83) = 0.64%
=
[(a) 7.81% + (b) 0.64%] x $10,000 = $845.55
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $845.55 = $10,845.55
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.80
Notional amount	AMC = 1.00	OMC = NA	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.83
Value of derivatives	AMC = 5.81%	OMC = 0.00%	OMP = 8.53%
Current Proxy Value = AMC – OMC – OMP = 5.81% - 0.00% - 8.53% = -2.72%
We calculate the Daily Adjustment and Index Option Value as follows.

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Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-2.72% - 3.85%) = -6.57%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.85% x (1 - 0.83) = 0.64%
=
[(a) -6.57% + (b) 0.64%] x $10,000 = -$592.50
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$592.5 = $9,407.50
EXAMPLE: INDEX PERFORMANCE STRATEGY 6-YEAR TERM WITH 10% BUFFER USING S&P 500® INDEX
This example uses the same assumptions as the Index Performance Strategy 3-year Term with 20% Buffer using S&P 500® Index example, but has a 6-year Term, 10% Buffer, no Cap, and a 110% Participation Rate. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 18.91%	OMC = 0.00%	OMP = 15.47%
Beginning Proxy Value = AMC – OMC – OMP = 18.91% - 0.00% - 15.47% = 3.44%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	1,100
Term TD return	10.00%
Time remaining	0.92
Value of derivatives	AMC = 24.31%	OMC = 0.00%	OMP = 11.94%
Current Proxy Value = AMC – OMC – OMP = 24.31% - 0.00% - 11.94% = 12.37%
In this example the Index Value increased since the Term Start Date, which generally increases the Proxy Value. We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (12.37% - 3.44%) = 8.94%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.44% x (1 - 0.92) = 0.29%
=
[(a) 8.94% + (b) 0.29%] x $10,000 = $922.20
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $922.20 = $10,922.20

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 17

Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = NA	OMP = 0.90
Notional amount	AMC = 1.10	OMC = NA	OMP = 1.00
Index Value	900
Term TD return	-10.00%
Time remaining	0.92
Value of derivatives	AMC = 13.18%	OMC = 0.00%	OMP = 18.16%
Current Proxy Value = AMC – OMC – OMP = 13.18% - 0.00% - 18.16% = -4.98%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-4.98% - 3.44%) = -8.42%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 3.44% x (1 - 0.92) = 0.29%
=
[(a) -8.42% + (b) 0.29%] x $10,000 = -$813.35
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$813.35 = $9,186.65
EXAMPLE: INDEX GUARD STRATEGY 1-YEAR TERM WITH -10% FLOOR USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Guard Strategy 1-year Term with -10% Floor using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Cap is 10%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMC = 5.10%	OMC = 1.17%	AMP = 6.77%	OMP = 3.37%
Beginning Proxy Value = AMC – OMC – AMP + OMP = 5.10% – 1.17% – 6.77% + 3.37% = 0.53%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMC = 10.33%	OMC = 3.25%	AMP = 1.28%	OMP = 0.36%
Current Proxy Value = AMC – OMC – AMP + OMP = 10.33% – 3.25% – 1.28% + 0.36% = 6.15%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (6.15% - 0.53%) = 5.62%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.53% x (1 - 0.5) = 0.27%
=
[(a) 5.62% + (b) 0.27%] x $10,000 = $588.96

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Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $588.96 = $10,588.96
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMC = 1.00	OMC = 1.10	AMP = 1.00	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMC = 0.72%	OMC = 0.02%	AMP = 11.46%	OMP = 4.93%
Current Proxy Value = AMC – OMC – AMP + OMP = 0.72% – 0.02% – 11.46% + 4.93% = -5.83%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-5.83% - 0.53%) = -6.36%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.53% x (1 - 0.5) = 0.27%
=
[(a) -6.36% + (b) 0.27%] x $10,000 = -$609.42
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + -$609.24 = $9,390.76
EXAMPLE: INDEX PRECISION STRATEGY 1-YEAR TERM WITH 10% BUFFER USING THE S&P 500® INDEX
Assume you purchase a Contract and allocate your total initial Purchase Payment of $10,000 to the Index Option with the Index Precision Strategy 1-year Term with 10% Buffer using S&P 500® Index. On the Term Start Date the Index Option Base is $10,000, the Precision Rate is 10%, and the Index Value is 1,000. Please note that these examples may differ from your actual results due to a variety of market factors.
Term Start Date
On the Term Start Date we calculate the beginning Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	1,000
Term TD return	NA
Time remaining	1.00
Value of derivatives	AMBC = 42.32%	OMP = 3.37%
Beginning Proxy Value = (Precision Rate x AMBC) – OMP = (10% x 42.32%) – 3.37% = 0.86%
End of month six
Assume the Index Value increased to 1,100 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	1,100
Term TD return	10.00%
Time remaining	0.50
Value of derivatives	AMBC = 77.60%	OMP = 0.36%
Current Proxy Value = (Precision Rate x AMBC) – OMP = (10% x 77.60%) – 0.36% = 7.40%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (7.40% - 0.86%) = 6.54%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.86% x (1 - 0.50) = 0.43%
=
[(a) 6.54% + (b) 0.43%] x $10,000 = $697.11

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 19

Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 + $697.11 = $10,697.11
Now instead, assume the Index Value decreased to 900 by the end of month six. We calculate the current Proxy Value as follows.
Strike price	AMBC = 1.00	OMP = 0.90
Index Value	900
Term TD return	-10.00%
Time remaining	0.50
Value of derivatives	AMBC = 12.96%	OMP = 4.93%
Current Proxy Value = (Precision Rate x AMBC) – OMP = (10% x 12.96%) – 4.93% = -3.63%
We calculate the Daily Adjustment and Index Option Value as follows.
Daily Adjustment = [(a) change in Proxy Value + (b) proxy interest] x Index Option Base:
(a)
change in Proxy Value = (current Proxy Value – beginning Proxy Value) = (-3.63% - 0.86%) = -4.49%
(b)
proxy interest = beginning Proxy Value x (1 - Time remaining) = 0.86% x (1 - 0.50) = 0.43%
=
[(a) -4.49% + (b) 0.43%] x $10,000 = -$405.91
Index Option Value = Index Option Base + Daily Adjustment = $10,000.00 - $405.91 = $9,594.09
EXAMPLE: SUMMARY
The following table summarizes hypothetical effects on the Daily Adjustment from the examples above and compares them to the hypothetical Performance Credits that would be received on the Term End Date assuming no future market changes. Percentages shown represent the Daily Adjustment as a percentage of the Index Option Base. Please note that these examples may differ from your actual results due to a variety of market factors.
Crediting Method/Term Length/ Negative Index Performance Protection	Assumed Rate	Hypothetical Daily Adjustment when:		Hypothetical Performance Credit when:
		The Index is up 10% at the end of month six	The Index is down 10% at the end of month six	The Index is up 10% at the end of the Term	The Index is down 10% at the end of the Term
Index Performance Strategy 1-year Term with 10% Buffer	12% Cap	7.29%	-4.74%	10.00%	0.00%
Index Performance Strategy 3-year Term with 20% Buffer	50% Cap	7.80%	-5.46%	10.00%	0.00%
Index Performance Strategy 3-year Term with 20% Buffer	Uncapped with a 100% Participation Rate	8.46%	-5.93%	10.00%	0.00%
Index Performance Strategy 6-year Term with 10% Buffer	Uncapped with a 110% Participation Rate	9.22%	-8.13%	11.00%	0.00%
Index Guard Strategy 1-year Term with -10% Floor	10% Cap	5.89%	-6.10%	10.00%	-10.00%
Index Precision Strategy 1-year Term with 10% Buffer	10% Precision Rate	6.97%	-4.06%	10.00%	0.00%

Index Advantage Income® Variable Annuity Statement of Additional Information – May 1, 2026
Appendix B
 20

PART C – OTHER INFORMATION

ITEM 27. EXHIBITS
(a)	1.
Resolution of Board of Directors of the Insurance Company authorizing the establishment of the Separate Account, dated May 31, 1985 incorporated by reference as exhibit EX-99.B1. from Registered Separate Account's initial filing on Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on June 25, 1996.

	2.
Resolution of Board of Directors of the Insurance Company authorizing registration of the Allianz Index Advantage annuity and establishment of a new separate account, dated December 11, 2012, incorporated by reference as exhibit EX-99.B1.b from Registered Separate Account's initial filing on Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on January 3, 2013.

(b)		Not Applicable
(c)	1.
Principal Underwriter Agreement by and between North American Life and Casualty Company on behalf of NALAC Variable Account B and NALAC Financial Plans, Inc. dated September 14, 1988 incorporated by reference as exhibit EX-99.B3 from Pre-Effective Amendment No.1 to Registered Separate Account's Form N-4 (File Nos. 333-06709 and 811-05618), electronically filed on December 13, 1996. (North American Life and Casualty Company is the predecessor to Allianz Life Insurance Company of North America. NALAC Financial Plans, Inc., is the predecessor to USAllianz Investor Services, LLC, which is the predecessor to Allianz Life Financial Services, LLC. NALAC Variable Account B is the predecessor of Allianz Life Variable Account B.)

	2.
Broker-Dealer Agreement (amended and restated) between Allianz Life Insurance Company of North America and Allianz Life Financial Services, LLC, dated June 1, 2010 incorporated by reference as exhibit EX-99B3b. from Pre-Effective Amendment No. 1 to Registered Separate Account's Form N-4 (File Nos. 333-166408 and 811-05618), electronically filed on September 24, 2010.

	3.
The current specimen of the selling agreement, form M1252  (2/2021), between Allianz Life Financial Services, LLC, the principal underwriter for the Contracts, and retail brokers which offer and sell the Contracts to the public, is incorporated by reference as exhibit 1(c) from Post-Effective Amendment No. 3 to Insurance Company’s Form S-1 (File No. 333-264342), electronically filed on April 17, 2024.

(d)	1.
Individual Variable Annuity Contract-L40538-IAI, incorporated by reference as EX-99.B4.a. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

	2.
Contract Amendment-USA-2034, incorporated by reference as EX-99.B4.l. from Post-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

	3.
Contract Schedule Page-S40875-IAI, incorporated by reference as EX-99.B4.b. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

	4.
Index Options Contract Schedule-S40877-IAI-01, incorporated by reference as EX-99.B4.m. from Post-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

	5.
Index Options Contract Schedule Addendum-S40877-IAI-ADD-02, incorporated by reference as exhibit 4(b)(iii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-237628), electronically filed on December 10, 2020.

	6.
Index Options Contract Schedule Page-S40877-IAI-03 and Addendum-S40877-IAI-ADD-01, incorporated by reference as exhibit 4(b)(ii) from Post-Effective Amendment No. 3 to Insurance Company’s Form S-1 (File No. 333-230901), electronically filed on January 8, 2020.

	7.
BD Flex Schedule Page-S40877-IAI-CM01, incorporated by reference as EX-99.B4.c. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

	8.
Index Protection Strategy Rider(with DPSC)-S40879-IAI, incorporated by reference as EX-99.B4.e. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

	9.
Index Protection Strategy Rider (with Cap)-S40899-IAI, incorporated by reference as EX-99.B4.f. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

10.
Index Guard Strategy Rider-S40889-01-IAI, incorporated by reference as EX-99.B4.g. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

11.
Index Precision Strategy Rider-S40891-IAI, incorporated by reference as EX-99.B4.h. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

12.
Index Performance Strategy Rider-S40878-02-IAI, incorporated by reference as EX-99.B4.d. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

13.
Index Performance Strategy Rider II- S40903 and Inforce Index Performance Strategy Rider II- S40903-IAI-INFORCE, incorporated by reference as exhibit 4(d)(ii) and 4(d)(iii) from Post-Effective Amendment No. 3 to Insurance Company’s Form S-1 (File No. 333-230901), electronically filed on January 8, 2020.

14.
Index Performance Strategy Rider III – S40904 and Inforce Index Performance Strategy Rider III – S40904-IAI-INFORCE incorporated by reference as exhibit 4(d)(ii) and 4(d)(iii) from Post-Effective Amendment No. 1 to Insurance Company’s Form S-1 (File No. 333-237628), electronically filed on December 10, 2020.

15.
Income Benefit Rider-S40901-IAI and CS-S40902-IAI, incorporated by reference as EX-99.B4.i. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

16.
Income Benefit Rider-S40901-01-IAI, incorporated by reference as EX-99.B4.j. from Post-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

17.
Income Benefit Rider Amendment-LE40901-IAI, incorporated by reference as EX-99.B4.k. from Post-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

18.
Income Benefit Rider Amendment-LE40901-GAURR, incorporated by reference as EX-99.B4.k(ii). from Post-Effective Amendment No. 2 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on October 21, 2019.

19.
Traditional Death Benefit Rider-S40880 incorporated by reference as exhibit EX-99.B4.e. from Pre-Effective Amendment No. 1 to Registered Separate Account's Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 17, 2013.

20.
Maximum Anniversary Value Death Benefit Rider-S40897 and MAVDB Rider CS S40898—IAI, incorporated by reference as EX-99.B4.k. from Pre-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on May 7, 2018.

21.
Waiver of Withdrawal Charge Rider-S40749 incorporated by reference as exhibit EX-99.B4.f. from Pre-Effective Amendment No. 1 to Registered Separate Account's Form N-4 (File Nos. 333-139701 and 811-05618), electronically filed on April 9, 2007.

22.
Inherited IRA/Roth IRA Endorsement-S40713 incorporated by reference as exhibit EX-99.B4.q. from Pre-Effective Amendment No. 1 to Registered Separate Account's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

23.
Roth IRA Endorsement-S40342 incorporated by reference as exhibit EX-99.B4.l. from Pre-Effective Amendment No. 1 to Registered Separate Account's Form N-4 (File Nos. 333-134267 and 811-05618), electronically filed on September 25, 2006.

24.
IRA Endorsement-S40014 incorporated by reference as exhibit EX-99.B4.g. from Pre-Effective Amendment No.1 to Registered Separate Account's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

25.
Unisex Endorsement-(S20146) incorporated by reference as exhibit EX-99.B4.h. from Pre-Effective Amendment No.1 to Registered Separate Account's Form N-4 (File Nos. 333-82329 and 811-05618), electronically filed on December 30, 1999.

(e)	1.
Application for Ind. Var. Annuity Contract- IAI-APP-02_0419, incorporated by reference as EX-99.B5.a. from Post-Effective Amendment No. 1 to Registered Separate Account’s Form N-4 (File Nos. 333-222815 and 811-05618), electronically filed on April 16, 2019.

(f)	1.
Articles of Incorporation, as amended and restated August 1, 2006, of Allianz Life Insurance Company of North    America, filed on January 3, 2013 as Exhibit 3(a) to Insurance Company's initial registration on Form S-1 (File No. 333-185864), is incorporated by reference.

2.
Bylaws, as amended and restated August 1, 2006, of Allianz Life Insurance Company of North America, filed on January 3, 2013 as Exhibit 3(b) to Insurance Company's initial registration on Form S-1 (File No. 333-185864), is incorporated by reference.

(g)		Not Applicable
(h)	1.
Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(2) to Investment Company's Post-Effective Amendment No. 53 (File Nos. 333-83423 and 811-09491), is incorporated by reference.

2.
Amended and Restated Participation Agreement, dated November 1, 2015, between Allianz Variable Insurance Products Fund of Funds Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 18, 2016, as Exhibit (e)(2) to Investment Company’s Post-Effective Amendment No. 28 (File Nos. 333-119867 and 811-21624), is incorporated by reference.

(i)	1.
Master Professional Services Agreement effective January 1, 2020 between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited, incorporated by reference as exhibit 27(i)(1). from Post-Effective Amendment No. 23 to Registered Separate Account's Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

2.
BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(2). from Post-Effective Amendment No. 23 to Registered Separate Account's Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

3.
Attachment 2-F to BPO Schedule 2 of the BPO Service Description and Statement of Work of the Master Professional Serives Agreement between Allianz Life Insurance Company of North America and Tata Consultancy Services Limited effective January 1, 2020, incorporated by reference as exhibit 27(i)(3). from Post-Effective Amendment No. 23 to Registered Separate Account's Form N-4 (File Nos. 333-185866 and 811-05618), electronically filed on April 18, 2022.

(j)		None
(k)*		Opinion and Consent of Counsel
(l)*		Consent of Independent Registered Public Accounting Firms
(m)		Not Applicable
(n)		Not Applicable
(o)		Not Applicable
(p)
Powers of Attorney incorporated by reference as exhibit 27(p) from Post-Effective Amendment No. 16 to Allianz Life of North America’s Form N-4 (File No. 333-264349), electronically filed on July 22, 2025.

(q)		Not Applicable
(r)*		Historical Current Limits on Index Gains

*	Filed herewith
**	To be filed by amendment

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY
Unless noted otherwise, all officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
The following are the Officers and Directors of the Insurance Company:

Name and Principal Business Address	Positions and Offices with Insurance Company
Jasmine M. Jirele	Director, President, and Chief Executive Officer
Andreas G. Wimmer Allianz SE Königinstraße 28 Munich, Germany 80802	Director and Board Chair
William E. Gaumond	Director, Executive Vice President, Chief Financial Officer, and Treasurer
Eric J. Thomes	Executive Vice President, Chief Distribution Officer
Adam Brown	Executive Vice President, Chief Actuary
Gretchen Cepek	Executive Vice President, Chief Legal Officer & Corporate Secretary
Jean-Roch P.F. Sibille	Executive Vice President, Chief Investment Officer
Rebecca A. Wysocki	Senior Vice President, Controller and Assistant Treasurer
Jenny L. Guldseth	ExecutiveVice President, Chief People and Culture Officer
Emmanuelle Thommerot	Executive Vice President, Chief Marketing and Strategy Officer
Luca Gallo	Executive Vice President, Chief Operating Officer
Walter R. White	Director
Udo Frank	Director
Kevin E. Walker	Director
Howard E. Woolley	Director
Lauren Kathryn Day Allianz SE Koeniginstraße 28 Munich, Germany 80802	Director
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT
The Insurance Company organizational chart is filed herewith.

ITEM 30. INDEMNIFICATION
Indemnification provision, as required by the ’33 Act, Rule 484
The Bylaws of the Insurance Company provide:
ARTICLE XI. INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES
SECTION 1. RIGHT TO INDEMNIFICATION:
(a)
Subject to the conditions of this Article and any conditions or limitations imposed by applicable law, the Corporation shall indemnify any employee, director or officer of the Corporation (an "Indemnified Person") who was, is, or in the sole opinion of the Corporation, may reasonably become a party to or otherwise involved in any Proceeding by reason of the fact that such Indemnified Person is or was:

	(i)	a director of the Corporation; or
	(ii)	acting in the course and scope of his or her duties as an officer or employee of the Corporation; or
	(iii)	rendering Professional Services at the request of and for the benefit of the Corporation; or
(iv)
serving at the request of the Corporation as an officer, director, fiduciary or member of another corporation, association, committee, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Outside Organization").

(b)	Notwithstanding the foregoing, no officer, director or employee shall be indemnified pursuant to these bylaws under the following circumstances:
	(i)	in connection with a Proceeding initiated by such person, in his or her own personal capacity, unless such initiation was authorized by the Board of Directors;
	(ii)	if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful;
	(iii)	for acts or omissions involving intentional misconduct or knowing and culpable violation of law;
(iv)
for acts or omissions that the Indemnified Person believes to be contrary to the best interests of the Corporation or its shareholders or that involve the absence of good faith on the part of the Indemnified Person;

	(v)	for any transaction for which the Indemnified Person derived an improper personal benefit;
(vi)
for acts or omissions that show a reckless disregard for the Indemnified Person's duty to the Corporation or its shareholders in circumstances in which the Indemnified Person was aware or should have been aware, in the ordinary course of performing the Indemnified Person's duties, of the risk of serious injury to the Corporation or its shareholders;

	(vii)	for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the Indemnified Person's duties to the Corporation or its shareholders;
	(viii)	in circumstances where indemnification is prohibited by applicable law;
(ix)
in the case of service as an officer, director, fiduciary or member of an Outside Organization, where the Indemnified Person was aware or should have been aware that the conduct in question was outside the scope of the assignment as contemplated by the Corporation.

SECTION 2. SCOPE OF INDEMNIFICATION:
(a)
Indemnification provided pursuant to Section 1(a)(iv) shall be secondary and subordinate to indemnification or insurance provided to an Indemnified Person by an Outside Organization or other source, if any.

(b)
Indemnification shall apply to all reasonable expenses, liability and losses, actually incurred or suffered by an Indemnified Person in connection with a Proceeding, including without limitation, attorneys' fees and any expenses of establishing a right to indemnification or advancement under this article, judgments, fines, ERISA excise taxes or penalties, amounts paid or to be paid in settlement and all interest, assessments and other charges paid or payable in connection with or in respect of such expense, liability and loss.

(c)
Such indemnification shall continue as to any Indemnified Person who has ceased to be an employee, director or officer of the Corporation and shall inure to the benefit of his or her heirs, estate, executors and administrators.

SECTION 3. DEFINITIONS:
(a)	"Corporation" for the purpose of Article XI shall mean Allianz Life Insurance Company of North America and all of its subsidiaries.
(b)
"Proceeding" shall mean any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative, investigative or otherwise, including actions by or in the right of the Corporation to procure a judgment in its favor.

(c)
"Professional Services" shall mean services rendered pursuant to (i) a professional actuarial designation, (ii) a license to engage in the practice of law issued by a State Bar Institution or (iii) a Certified Public Accountant designation issued by the American Institute of Certified Public Accountants.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Insurance Company pursuant to the foregoing, or otherwise, the Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company of expenses incurred or paid by a director, officer or controlling person of the Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Insurance Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS
(a) Allianz Life Financial Services, LLC (previously USAllianz Investor Services, LLC) is the principal underwriter for the following investment companies other than Allianz Life Variable Account B:
Allianz Life Variable Account A
Allianz Life of NY Variable Account C
Allianz Funds
(b) The following are the officers (managers) and directors (Board of Governors) of Allianz Life Financial Services, LLC. All officers and directors have the following principal business address:
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Name	Positions and Offices with Underwriter
Corey J. Walther	Governor and President
Eric J. Thomes	Governor, Chief Executive Officer, and Chief Manager
William E. Gaumond	Governor
Daniel R. Eberhard	Chief Financial Officer and Treasurer
John C. Helmen	Assistant Vice President, Distribution National Accounts
Matthew C. Dian	Chief Compliance Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary

(c) For the period 1-1-2025 to 12-31-2025
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Allianz Life Financial Services, LLC	$600,264,172.97	$0	$0	$0

The $600,264,172.97 that Allianz Life Financial Services, LLC received from Allianz Life as commissions on the sale of Contracts issued under Allianz Life Variable Account B was subsequently paid entirely to the third party broker/dealers that perform the retail distribution of the Contracts and, therefore, no commission or compensation was retained by Allianz Life Financial Services, LLC.

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT
(a) For the calendar year ended December 31, 2025:
Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Allianz Index Advantage Income	39,135	$9,606,500,123	0	$238,785	$786,971,518	Yes

(b) See Exhibit 27(r)

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
Incorporated by reference as Item B3 on form N-CEN, filed by the Registered Separate Account on March 11, 2026.
ITEM 33. MANAGEMENT SERVICES
Not Applicable
ITEM 34. FEE REPRESENTATIONS AND UNDERTAKINGS
(a) With regard to the variable options under the Contract, Allianz Life Insurance Company of North America (“Insurance Company”) hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.
(b) With regard to the index-linked options under the Contract, the Insurance Company undertakes:
1.
To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The Insurance Company also hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance, dated November 28, 1988 (Commission ref. IP-6-88), and that the following provisions have been complied with:
1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the Contract;

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contract;
3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registered Separate Account certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 21st day of April, 2026.
ALLIANZ LIFE VARIABLE ACCOUNT B (Registered Separate Account)
By:	/s/ Jasmine M. Jirele*
Jasmine M. Jirele
President and Chief Executive Officer

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Insurance Company)
By:	/s/ Jasmine M. Jirele*
Jasmine M. Jirele
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jasmine M. Jirele*	Director, President & Chief Executive Officer (principal executive officer)	April 21, 2026
Jasmine M. Jirele

/s/ Andreas G. Wimmer*	Director and Board Chair	April 21, 2026
Andreas G. Wimmer

/s/ William E. Gaumond*	Director, Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)	April 21, 2026
William E. Gaumond

/s/ Howard E. Woolley*	Director	April 21, 2026
Howard E. Woolley

/s/ Udo Frank*	Director	April 21, 2026
Udo Frank

/s/ Kevin E. Walker*	Director	April 21, 2026
Kevin E. Walker

/s/ Walter R. White*	Director	April 21, 2026
Walter R. White

/s/ Lauren Kathryn Day*	Director	April 21, 2026
Lauren Kathryn Day

* By Power of Attorney, dated July 2025, incorporated by reference as EX-99.27(p) from Post-Effective Amendment No. 16 to Allianz Life Insurance Company’s Form N-4 (File Nos. 333-264349) electronically filed on July 22, 2025.

*By:	/s/ John P. Hite
John P. Hite
Senior Counsel, Associate General Counsel Pursuant to Power of Attorney
File Nos. 333-222815; 811-05618

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota, on this 21st day of April, 2026.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA (Insurance Company – Registrant)
By:	/s/ Jasmine M. Jirele*
Jasmine M. Jirele
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jasmine M. Jirele*	Director, President & Chief Executive Officer (principal executive officer)	April 21, 2026
Jasmine M. Jirele

/s/ Andreas G. Wimmer*	Director and Board Chair	April 21, 2026
Andreas G. Wimmer

/s/ William E. Gaumond*	Director, Executive Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)	April 21, 2026
William E. Gaumond

/s/ Howard E. Woolley*	Director	April 21, 2026
Howard E. Woolley

/s/ Udo Frank*	Director	April 21, 2026
Udo Frank

/s/ Kevin E. Walker*	Director	April 21, 2026
Kevin E. Walker

/s/ Walter R. White*	Director	April 21, 2026
Walter R. White

/s/ Lauren Kathryn Day*	Director	April 21, 2026
Lauren Kathryn Day

*By Power of Attorney, dated July 2025, incorporated by reference as EX-99.27(p) from Post-Effective Amendment No. 16 to Allianz Life Insurance Company’s Form N-4 (File Nos. 333-264349) electronically filed on July 22, 2025.

*By:	/s/ John P. Hite
John P. Hite
Senior Counsel, Associate General Counsel Pursuant to Power of Attorney

File No. 333-264345

EXHIBITS TO
POST-EFFECTIVE AMENDMENTS
TO
FORM N-4
(FILE NOS. 333-222815, 811-05618, AND 333-264345)
 ALLIANZ LIFE VARIABLE ACCOUNT B
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
INDEX TO EXHIBITS
27(k)	Opinion and Consent of Counsel
27(l)	Consent of Independent Registered Public Accounting Firm
27(r)	Historical Current Limits on Index Gains
29	Insurance Company Organizational Chart